SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  |X|

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

|X| Preliminary Proxy Statement           [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Under Rule 14a-12

                          LAW COMPANIES GROUP, INC.
--------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

|X| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Title of each class of securities to which transaction applies:
Law Companies Group, Inc. ("Law Companies") common stock, par value $1.00 per share ("Common Stock"); Law Companies cumulative convertible redeemable preferred stock, no par value per share ("Preferred Stock") Aggregate number of securities to which transaction applies:
Common Stock: 2,615,759; Preferred Stock: 963,398 Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): Cash merger consideration of $23.50 will be exchanged for (i) each of the 2,615,759 shares of Common Stock; (ii) each of the 963,398 shares of Preferred Stock; and (iii) each option to purchase Common Stock that is exercisable as of the effective time of the merger at an exercise price of less than $23.50 per share that is converted into the right to receive the cash merger consideration, net of the applicable exercise price under such option, which, assuming the conversion of all such options, would be an aggregate amount of $3,330,598. Fee calculated on the basis of 1/50 of 1% of the aggregate merger consideration of $87,440,787.50. Proposed maximum aggregate value of transaction:
$87,440,787.50
Total fee paid:
$17,489.00
--------------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

Amount Previously Paid:

Form, Schedule or Registration Statement No.:

Filing Party:

Date Filed:

                        [LAW COMPANIES GROUP, INC. LOGO]

                            LAW COMPANIES GROUP, INC.
                        1105 Sanctuary Parkway, Suite 300
                            Alpharetta, Georgia 30004

                                November __, 2001



Dear Shareholder,


     You are cordially invited to attend a special meeting of the shareholders of Law Companies Group, Inc., which will be held at our corporate offices at 1105 Sanctuary Parkway, Suite 300, Alpharetta, Georgia, on __________, December __, 2001, at _____ _.m., local time.


     At the special meeting, you will be asked to consider and vote to approve and adopt a merger agreement under which MACTEC, Inc. would acquire Law
Companies by merger and you would be entitled to receive $23.50 per share in cash, unless you properly exercise your dissenters' rights of appraisal. You may also be entitled to receive your pro rata share of additional consideration to be held in escrow as described in the proxy statement.


     Detailed information concerning the merger is set forth in the accompanying proxy statement, and a copy of the merger agreement is attached as Appendix A to the proxy statement, both of which you are urged to read carefully.


     The Law Companies Board of Directors, after careful consideration, has unanimously approved the merger agreement, has declared the merger advisable and in the best interests of Law Companies and its shareholders and recommends that holders of common stock and cumulative convertible redeemable preferred stock vote "FOR" approval and adoption of the merger agreement.


     Your vote is important. To assure that your shares are represented at the special meeting, please complete, sign and date the enclosed proxy card and return it in the enclosed prepaid envelope. This will allow your shares to be represented at the meeting whether or not you attend the meeting.

                                          Sincerely yours,



                                          Bruce C. Coles
                                          Chairman of the Board, President and
                                          Chief Executive Officer

                            LAW COMPANIES GROUP, INC.
                        1105 Sanctuary Parkway, Suite 300
                            Alpharetta, Georgia 30004
                                ---------------

                     NOTICE OF SPECIAL SHAREHOLDERS MEETING


     A special meeting of shareholders of Law Companies Group, Inc., a Georgia corporation, will be held at our corporate offices at 1105 Sanctuary Parkway, Suite 300, Alpharetta, Georgia, on __________, December __, 2001, at _____ _.m. local time, for the following purposes:


     1. To consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger, dated as of November 20, 2001, among Law Companies Group, Inc. ("Law Companies"), MACTEC, Inc. ("MACTEC") and Hawk Acquisition
Corporation, a wholly owned indirect subsidiary of MACTEC ("Merger Sub"), that will result in:

o Merger Sub merging with and into Law Companies, with Law Companies being the surviving corporation and becoming an indirect wholly-owned subsidiary of MACTEC; and

o each outstanding share of Law Companies common stock and cumulative convertible redeemable preferred stock held immediately prior to the effective time of the merger, other than shares held by shareholders who are entitled to and who have perfected their appraisal rights, being converted into the right to receive $23.50 in cash, without interest, subject to reduction for applicable withholding taxes. Each shareholder may also be entitled to receive his or her pro rata share of additional consideration to be held in escrow as described in the proxy statement.


     2. To transact such other business as may properly come before the special meeting or any adjournment or postponement of the special meeting.


     Only those shareholders of record at the close of business on November __, 2001 will be entitled to notice of and to vote at the special meeting or any adjournment or postponement thereof. Your attention is directed to the proxy statement accompanying this notice for a more complete description of the matters proposed to be acted upon at the special meeting. A copy of the merger agreement is attached as Appendix A to the accompanying proxy statement. You are entitled to assert dissenters' rights of appraisal by complying with the applicable provisions of Georgia law, which are attached as Appendix C to the accompanying proxy statement.


     Whether or not you plan to attend the special meeting in person, please vote by means of the enclosed proxy card. Please sign, date and return the proxy card as soon as possible in the enclosed envelope so that we may be assured of a quorum to transact business. If you attend the special meeting, you may revoke your proxy and vote in person.

                                         By Order of the Board of Directors



                                         Keith C. Groen
                                         Secretary and General Counsel
Alpharetta, Georgia
__________ __, 2001

                                TABLE OF CONTENTS
                                                                            Page

SUMMARY........................................................................1

FREQUENTLY ASKED QUESTIONS AND ANSWERS ABOUT THE MERGER........................5

THE SPECIAL MEETING............................................................7

THE MERGER.....................................................................9

THE MERGER AGREEMENT..........................................................23

LAW COMPANIES VOTING AGREEMENT................................................33

Appraisal Rights..............................................................34

INFORMATION CONCERNING LAW COMPANIES..........................................36

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT OF LAW COMPANIES..36

INFORMATION CONCERNING MACTEC AND MERGER SUB..................................38

SHAREHOLDER PROPOSALS.........................................................38

INDEPENDENT AUDITORS..........................................................38

                            LAW COMPANIES GROUP, INC.
                        1105 Sanctuary Parkway, Suite 300
                            Alpharetta, Georgia 30004
                                ---------------

                                 PROXY STATEMENT
                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER __, 2001


     The Boards of Directors of Law Companies Group, Inc. ("Law Companies") and MACTEC, Inc. ("MACTEC") have agreed on a merger that will combine the businesses of Law Companies and MACTEC. This proxy statement and the accompanying proxy card are being furnished in connection with the solicitation by the Board of Directors of Law Companies of proxies for use at the special meeting of shareholders to be held at our corporate offices on __________, December __, 2001, at ______ _.m., local time, or at any postponements or adjournments thereof. At the special meeting, shareholders will be asked to approve the Agreement and Plan of Merger, dated as of November 20, 2001, among Law Companies, MACTEC and Hawk Acquisition Corporation, a wholly-owned indirect subsidiary of MACTEC ("Merger Sub"). Consummation of the merger will result in:

o Merger Sub merging with and into Law Companies, with Law Companies being the surviving corporation and becoming an indirect wholly-owned subsidiary of MACTEC; and

o each outstanding share of Law Companies common stock, par value $1.00 (the "Common Stock"), and Law Companies cumulative convertible redeemable preferred stock, no par value per share (the "Preferred Stock," and together with the Common Stock, the "Company Stock"), held immediately prior to the effective time of the merger being converted into the right to receive $23.50 in cash, without interest, other than shares held by shareholders who are entitled to and who have perfected their appraisal rights. In addition, holders of Company Stock may be entitled to receive a portion of funds held in escrow upon the release of such funds as described in this proxy statement.


     Law Companies cannot complete the merger without the approval of its shareholders. Approval of the merger agreement requires the affirmative vote of at least a majority of the outstanding shares of Company Stock entitled to vote. Law Companies shareholders holding approximately 51% of the Company Stock as of the record date for the special meeting have agreed to vote in favor of the merger.


     The Board of Directors of Law Companies has unanimously approved the merger agreement, has declared the merger advisable and in the best interests of Law Companies and its shareholders, and recommends that you vote "FOR" approval of the merger agreement and the merger.


     This proxy statement and the accompanying proxy card are first being mailed or otherwise distributed to shareholders on or about November __, 2001.

                                  SUMMARY


     This summary highlights selected information from this document and may not contain all of the information that is important to you. To understand the proposal for the special meeting fully and for a more complete description of the legal terms of the merger you should read carefully this entire document and the documents to which we have referred you. A copy of the merger agreement is attached as Appendix A to this proxy statement and reference is made thereto for a complete description of the merger. We have included page references parenthetically to direct you to a more complete description of the topics in this summary.

The Companies

Law Companies Group, Inc.
1105 Sanctuary Parkway, Suite 300
Alpharetta, GA  30004
(770) 360-0600

     Law Companies, one of the leading engineering, environmental and design consulting services companies, serves industrial, commercial and government market sectors throughout the U.S. and abroad. Law Companies' business lines are categorized into the following major groups: engineering, environmental, facilities, industrial risk, transportation, telecommunications, construction and water. Law Companies' more than 2000 professionals provide technical depth enabling it through its more than 50 offices to serve clients anywhere in the world.

MACTEC, Inc.
1819 Denver West Drive, Suite 400
Golden, CO  80401
(303) 278-3100

     MACTEC, established in 1975, is a leading infrastructure engineering services company offering the full spectrum of design, development, management and redevelopment services to industrial, commercial and government clients throughout the U.S. MACTEC provides these services through a network of 70 offices nationwide and currently employs nearly 2,400 staff members.

Purpose of the Special Meeting (Page 7)


     At the special meeting, the holders of Company Stock will vote on the approval and adoption of the merger agreement.

Recommendation of the Board Of Directors (Page 13)


     The Law Companies Board of Directors believes that the merger is advisable and in your best interests and recommends that you vote FOR the proposal to approve and adopt the merger agreement.

Opinion of Law Companies' Financial Advisor (Page 15)


     As of November 20, 2001, Deutsche Banc Alex. Brown Inc. ("Deutsche Bank"), Law Companies' financial advisor, delivered its opinion to the Law Companies' Board of Directors to the effect that as of the date of the opinion, based upon and subject to the assumptions made, matters considered and limits of the review undertaken by Deutsche Bank, the $23.50 per share in cash consideration to be paid to the Law Companies shareholders at the closing of the merger was fair, from a financial point of view, to the Law Companies shareholders.

1

Vote Required (Page 7)


     The affirmative vote of at least a majority of the outstanding shares of Company Stock entitled to vote is required to approve and adopt the merger agreement and to complete the merger. Law Companies shareholders holding approximately 51% of the Company Stock as of the record date for the special meeting have entered into a voting agreement with MACTEC under which they have agreed to vote all of their shares of Company Stock in favor of approval and adoption of the merger agreement and approval of the merger.

What Holders of Company Stock will Receive (Page 13)


     Upon completion of the merger, Law Companies will be a wholly-owned subsidiary of MACTEC, and each outstanding share of Company Stock held by Law Companies or a subsidiary of Law Companies will be cancelled and will no longer be outstanding. Each share of Company Stock not held by Law Companies or a subsidiary of Law Companies, except for shares as to which appraisal rights have been properly exercised, will be converted into the right to receive $23.50 in cash, subject to reduction for applicable withholding taxes.


     In addition to the consideration described above, each holder of Company Stock may be entitled to receive his or her pro rata share of funds held in escrow pursuant to the terms of the merger agreement.

Effective Time of the Merger (Page 23)


     The merger agreement provides that the merger will be completed on the later of (i) December 28, 2001 or (ii) the earliest date practicable following satisfaction or waiver of all conditions to the merger set forth in the merger agreement. The merger will become effective when a certificate of merger is filed with the Georgia Secretary of State or at such later time as agreed to by Law Companies and MACTEC.

Interests of Directors and Officers in the Merger (Page 19)


     Some of the directors and officers of Law Companies have interests in the merger that are different from, or are in addition to, all other shareholders of Law Companies.

Conditions to the Merger (Page 28)


     The completion of the merger depends upon the meeting of a number of conditions, the primary ones being the following:

o    the approval of the merger by the Law Companies shareholders;

o the expiration or termination of the waiting period applicable to the completion of the merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended;

o the absence of legal restraints or prohibitions preventing, or governmental actions prohibiting, restricting or challenging the completion of the merger or prohibiting or limiting the ownership or operation by MACTEC of the business or assets of Law Companies, MACTEC or any of their respective subsidiaries;

o    the absence of any material adverse change in Law Companies;

2

o that Law Companies will have at least $11.8 million of cash at the effective time of the merger;

o    Law  Companies  and  its   subsidiaries  not  having  any  indebtedness  or
     guarantees of any indebtedness other than under its two letters of credit outstanding on November 20, 2001;

o Law Companies shall have paid all accrued but unpaid dividends in respect of the Preferred Stock through the time of completion of the merger;

o the execution of employment agreements or amendments to the employment agreements of Bruce C. Coles, Law Companies' Chairman of the Board,
     President and Chief Executive Officer, and Robert B. Fooshee, Law Companies' Executive Vice President, Chief Financial Officer, Treasurer and director, by the surviving corporation and such individuals;

o All rights under the warrants held by Virgil R. Williams and James M. Williams, Jr. shall have expired or been terminated;

o Holders of fewer than 5% of the shares of Company Stock having exercised dissenters' rights of appraisal under Georgia law; and

o the material correctness of the representations and warranties of the parties contained in the merger agreement and the material performance of the obligations of the parties to be performed under the merger agreement.


     Any of the conditions to the completion of the merger may be waived by the party entitled to assert the condition. If either MACTEC or Law Companies waives any condition, Law Companies will consider the facts and circumstances at that time and determine whether a resolicitation of proxies from shareholders is appropriate. The Board of Directors of Law Companies will resolicit shareholder approval of the merger if Law Companies waives a material closing condition that the board believes a reasonable shareholder would consider important when deciding to approve the merger. As noted below, if MACTEC does not obtain the financing under the commitment letter (the "Commitment Letter") that it has obtained from its bank in connection with the merger, it does not believe that it will be able to complete the merger and would have to exercise its termination right under the merger agreement. If this occurs, in certain circumstances, MACTEC must pay the termination fee described below, and Law Companies will continue to operate as an independent entity.

Indemnification (Page 30)


     Each of MACTEC, the surviving corporation in the merger, their respective subsidiaries and the Law Companies shareholders will be indemnified under the merger agreement out of funds held in escrow for losses specified in the merger agreement.

Termination of the Merger Agreement (Page 31)


     Law Companies and MACTEC may, by mutual written consent, agree to terminate the merger agreement without completing the merger. In addition, either company may unilaterally terminate the merger agreement if any of the following occurs:

o any conditions to its obligations under the merger agreement have not been satisfied on or before February 15, 2002 for any reason other than a material breach or default by such party of any of its covenants or obligations under the merger agreement or the material inaccuracy of such party's representations and warranties contained in the merger agreement; or

3

o any enactment or order of any governmental entity or court that permanently prohibits, restrains, enjoins or restricts the completion of the merger.


     MACTEC can terminate the merger agreement if any of the following occurs:

o Law Companies breaches any representation, warranty, covenant or obligation contained in the merger agreement and such breach is either not curable or, if curable, is not cured within twenty days after written notice of such breach is given by MACTEC;

o the Law Companies Board of Directors withdraws, adversely modifies or fails to reaffirm its approval or recommendation of the merger agreement; or

o MACTEC and Merger Sub have not obtained all necessary financing for completion of the merger on the terms and conditions stated in the Commitment Letter; provided that, in certain circumstances, MACTEC may not terminate the merger agreement on this basis unless it pays to Law Companies the termination fee described below.


     Law Companies can terminate the merger agreement if any of the following occurs:

o MACTEC breaches any representation, warranty, covenant or obligation contained in the merger agreement and such breach is either not curable or, if curable, is not cured within twenty days after written notice of such breach is given by Law Companies;

o Law Companies receives a bona fide offer to purchase more than 50% of the Company Stock or substantially all of the assets of Law Companies (a "Superior Proposal"), which offer the Law Companies Board of Directors determines to be more favorable to the shareholders of Law Companies from a financial point of view than the merger, and for which financing is, in the judgment of the Board, as likely to be obtained as the financing of MACTEC under the Commitment Letter that it has obtained from its bank in connection with the merger; or

o the Commitment Letter is modified or amended and Law Companies notifies MACTEC of its intent to terminate within ten days of Law Companies being notified of such modification or amendment.

Termination Fees (Page 33)


     Subject to exceptions for a material adverse change in the business of Law Companies and certain material adverse occurrences affecting financial markets generally, if MACTEC terminates the merger agreement because it has not obtained the necessary financing under the Commitment Letter, the merger agreement provides that it must pay Law Companies a termination fee of $750,000. If Law Companies terminates the merger agreement because it has received a Superior
Proposal, the merger agreement provides that it must pay MACTEC a termination fee of $2.5 million, plus up to $500,000 of MACTEC's expenses.

Accounting Treatment (Page 21)


     The merger will be treated as a "purchase" in accordance with generally accepted accounting principles.

4

Tax Consequences (Page 22)


     In general, you will recognize a capital gain or loss equal to the difference between the cash you receive and your adjusted tax basis in the shares of common stock surrendered. BECAUSE INDIVIDUAL CIRCUMSTANCES MAY DIFFER, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR TO DETERMINE THE PARTICULAR TAX EFFECTS OF THE MERGER, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL AND OTHER TAX LAWS.

Regulatory Matters (Page 21)


     The Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "Hart-Scott-Rodino Act"), requires Law Companies and MACTEC to furnish certain information and materials to the Antitrust Division of the Department of Justice and the Federal Trade Commission and requires that a specified waiting period expire or be terminated before the merger can be completed. On November 20, 2001, Law Companies filed a Pre-merger notification with the Justice Department and the FTC, and MACTEC expects to file such a notification on or before November 23, 2001.

Appraisal Rights (Page 34)


     Holders of Company Stock who do not vote in favor of the merger and who follow the procedures set forth under Georgia law will be entitled to dissenters' rights under Georgia law.


                    FREQUENTLY ASKED QUESTIONS AND ANSWERS
                             ABOUT THE MERGER

Q:   Why is Law Companies proposing the merger?

A: The Law Companies Board of Directors believes that the merger is in the best interest of the Law Companies shareholders because of, among other things, the financial terms of the merger and the liquidity that the merger will provide to the Law Companies shareholders. For additional reasons, please see page 11.

Q:   What do I need to do now?

A: You should simply indicate on your proxy card how you want to vote, then sign and mail your proxy card in the enclosed return envelope as soon as possible so that your shares may be represented at the special meeting. If you sign and send in your proxy but do not indicate how you want to vote, your proxy will be counted as a vote for the merger. You may withdraw your proxy at any time prior to its use at the special meeting by following the directions on page 8.

Q:   When do you expect the merger to be completed?

A: We are working toward obtaining regulatory approvals and completing the merger as quickly as possible on or after December 28, 2001. We currently expect to complete the merger by December 31, 2001.

Q:   What vote is required to approve the merger?

A: In order to complete the merger, the merger agreement must be approved and adopted by the affirmative vote of at least a majority of the outstanding shares of Company Stock entitled to vote. Law Companies shareholders holding approximately 51% of the Company Stock as of the record date for the special meeting have entered into voting agreements with MACTEC under which they have generally agreed to vote all of their shares of Company Stock in favor of approval and adoption of the merger agreement and approval of the merger.

5

Q:   How can I find more information about the merger?

A: This document contains important information regarding the proposed merger, as well as information about MACTEC and Law Companies. It also contains important information about the factors management and the Board of Law Companies considered in evaluating the proposed merger. We urge you to read this document carefully, including the appendices, and to consider how the merger affects you as a shareholder.

Q:   May I change my vote after I have mailed my signed proxy card?

A: Yes. You may change your vote at any time before your proxy is voted at the special meeting. You may do this in one of three ways: (1) You may send the Law Companies Secretary a written notice stating that you would like to revoke your proxy; (2) you may complete and submit a new proxy card; or (3) you may attend the special meeting and vote in person if you tell the Law Companies Secretary that you want to cancel your proxy and vote in person. Simply attending the special meeting, however, will not revoke your proxy. If you choose either of the first two options above, you must submit your notice of revocation or your new proxy card to Law Companies at the address on the cover page of this proxy statement, and it must be received by the Secretary of Law Companies at or before the taking of the vote at the special meeting. If you have instructed a broker to vote your shares, you must follow directions received from your broker to change your vote or to vote in person at the special meeting.

Q:   Should I send in my stock certificates now?

A: No. After the merger is complete, the payment agent appointed by MACTEC will send you written instructions for exchanging your stock certificates.

                            THE SPECIAL MEETING

Date, Time and Place of the Special Meeting

         December __, 2001
         __________, Local Time
         Law Companies Corporate Offices
         1105 Sanctuary Parkway, Suite 300
         Alpharetta, Georgia  30004

Purpose of the Special Meeting


     At the special meeting, the holders of shares of Company Stock will vote on:

o    the approval and adoption of the merger agreement;

o the transaction of such other business as may properly come before the special meeting. Only such business that is brought before the special meeting by or at the direction of the Board of Directors will be conducted at the special meeting.

Record Date, Outstanding Shares and Voting


     Holders of record of Company Stock at the close of business on the record date of November __, 2001 are entitled to notice of and to vote at the special meeting. On the record date, there were 2,615,759 shares of Law Companies Common Stock outstanding held by approximately 1,138 record holders and 963,398 shares of Law Companies Preferred Stock outstanding held by two record holders. Each share of Company Stock as of the record date entitles its owner to one vote.

Quorum


     The representation, in person or by properly executed proxy, of the holders of a majority of all of the shares of stock entitled to vote at the special meeting is necessary to constitute a quorum at the special meeting. Shares of Company Stock represented in person or by proxy will be counted for the purposes of determining whether a quorum is present at the special meeting.

Vote Required


     The holders of a majority of the shares of Company Stock outstanding on the record date and entitled to vote must vote affirmatively to approve and adopt the merger agreement. Shares which abstain from voting will be treated as shares that are present and entitled to vote at the special meeting for purposes of determining whether a quorum exists, but abstentions will have the same effect as votes against approval of the merger agreement. Broker non-votes, which are shares held by brokers or nominees for which no instructions are given by the beneficial owners of such shares, will have the same effect as shares voted against approval of the merger agreement.


     Four of Law Companies' shareholders holding approximately 51% of the outstanding Company Stock as of the record date have agreed to vote in favor of the merger.

7

Security Ownership of Directors and Executive Officers


     As of the record date, directors and executive officers of Law Companies and their respective affiliates have the right to vote approximately 1,845,909 shares of Company Stock representing approximately 52% of the outstanding shares of Company Stock.

Voting of Proxies


     All shares of Company Stock which are entitled to vote and are represented at the special meeting by properly executed proxies received prior to or at such meeting, and not revoked, will be voted at the special meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated, such proxies, other than broker non-votes, will be voted for approval and adoption of the merger agreement.


     The Law Companies Board of Directors does not know of any matters other than those described in the notice of the special meeting that are to come before the special meeting. If any other matters are properly presented at the special meeting for consideration, including consideration of a motion to adjourn or postpone such meeting to another time and/or place for purposes which may include soliciting additional proxies or allowing additional time for the satisfaction of conditions to the merger, the persons named in the enclosed form of proxy and acting under such proxy generally will have discretion to vote on such matters in accordance with their best judgment.

Revocation of Proxies


     Any proxy given in accordance with this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:

o giving the Secretary of Law Companies, at or before the taking of the vote at the special meeting, a written notice of revocation bearing a later date than the proxy;

o duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of Law Companies before the taking of the vote at the special meeting; or

o attending the special meeting and voting in person, although attendance at the special meeting will not in and of itself constitute a revocation of a proxy.


     Any written notice of revocation or subsequent proxy should be sent to Law Companies Group, Inc., 1105 Sanctuary Parkway, Suite 300, Alpharetta, Georgia 30004, Attention: Keith C. Groen, Secretary, or hand delivered to the Secretary of Law Companies at or before the taking of the vote at the special meeting. Shareholders that have instructed a broker to vote their shares must follow directions received from such broker in order to change their vote or to vote at the special meeting.

Solicitation of Proxies


     Law Companies will bear its own cost of solicitation of proxies. Law Companies will reimburse brokerage houses, fiduciaries, nominees and others for their out-of-pocket expenses in forwarding proxy materials to beneficial owners of Company Stock held in their names.

8


                                THE MERGER

Background of the Merger


     The Board of Directors from time to time has evaluated the state of the consulting and engineering services industry. In May 1997, Law Companies received a significant infusion of capital from Virgil R. Williams and James M. Williams, Jr. which was necessary to position Law Companies for growth. The Board and management looked at several options for growing Law Companies and maximizing shareholder value, including internal growth, effecting a series of acquisitions and combining Law Companies with other engineering and environmental consulting firms. In order to fully explore these options, on November 10, 1999, the Board of Directors authorized the formation of the Long Range Planning Committee (the "Committee") to consider strategic alternatives for Law Companies and to make a recommendation to the full Board of Directors with regard thereto. In connection with that purpose, a number of selected investment banking firms made presentations to serve as Law Companies' financial advisor. Law Companies engaged Deutsche Bank as its financial advisor on December 16, 1999. Deutsche Bank was charged to undertake a review of strategic alternatives, including a sale to or combination with another company, and to ascertain the parties that may have an interest in combining with, being acquired by, or acquiring Law Companies.


     Law Companies asked Deutsche Bank to contact parties potentially interested in combining with or acquiring Law Companies. Between its engagement in December 1999 and now, Deutsche Bank contacted approximately thirty parties that are in the consulting and engineering services industry or that were considering an investment in the industry, including MACTEC. Law Companies entered into confidentiality agreements with nine parties that expressed preliminary interest, and those companies met with senior management and received non-public information regarding Law Companies, including certain projected financial information. At a meeting of the Committee held on January 4, 2001, Deutsche Bank reported on its contacts with potentially interested parties and noted that all of the parties that had expressed potential interest in Law Companies were willing to consider only an acquisition of Law Companies' U.S. operations, but not an acquisition of Law Companies' international operations.


     In January 2001, the Board of Directors, recognizing the preferences of potential acquirors for Law Companies' U.S. operations, determining that more value to Law Companies' shareholders would be realized if the U.S. and international operations were considered separately, and deciding to focus on its U.S. operations in any event, instructed Deutsche Bank to contact potential acquirors of Law Companies' international operations and to continue discussions with parties potentially interested in acquiring Law Companies' U.S. operations. Jacobs Engineering Group Inc. ("Jacobs"), which had entered into a confidentiality letter on November 7, 2000 regarding the entirety of Law
Companies' operations, expressed its interest in acquiring only the international operations of Law Companies.


     On February 13, 2001, Law Companies entered into a letter of intent with Jacobs to sell Law Companies' international operations to Jacobs. After due diligence and extensive negotiations, the Board of Directors approved the sale of the international operations to Jacobs on April 27, 2001, and Law Companies entered into a Stock Purchase Agreement with Jacobs on April 28, 2001 (the "Jacobs Purchase Agreement"). Under the terms of the Jacobs Purchase Agreement, Law Companies received $34.5 million in cash of which $5.0 million was placed in an escrow (the "Jacobs Escrow Fund") to secure Law Companies' obligation to indemnify Jacobs for claims, if any, that Jacobs properly raises under the Jacobs Purchase Agreement and $7.7 million was used to pay off Law Companies' debt associated with its international operations. The sale of the international operations to Jacobs was completed on May 3, 2001.

9

     Deutsche Bank continued discussions with parties potentially interested in acquiring Law Companies' U.S. operations, and some of those discussions led to varying degrees of discussions with Law Companies. In mid-2001, MACTEC contacted Deutsche Bank regarding the possible acquisition of Law Companies' U.S.
operations. Law Companies' previous discussions with MACTEC in 2000 were terminated primarily due to MACTEC's focus at that time on completing the integration of a prior acquisition and its capital constraints. Law Companies and MACTEC entered into a confidentiality agreement, dated July 13, 2001. Thereafter, Mr. Scott E. State, Chairman and Chief Executive Officer of MACTEC, and other members of its senior management and Board of Directors met with Mr. Bruce C. Coles, Chairman and Chief Executive Officer of the Company, and other members of Law Companies' senior management and Deutsche Bank to discuss the desirability of combining operations and general approaches to a potential acquisition, to exchange non-public information and to review likely synergies that could be created by a combination of the two companies. On August 24, 2001, MACTEC submitted a non-binding letter of interest outlining a proposed acquisition of Law Companies (the "Proposal"). In the Proposal, MACTEC proposed to acquire all of the issued and outstanding shares of common stock of Law Companies in exchange for (i) $23.25 per share cash consideration plus (ii) the value of certain tax credits that could be received by Law Companies after August 24, 2001 and (iii) any monies remaining from the $5 million escrow established under the Jacobs Purchase Agreement. The residual of the $5 million escrow established under the Jacobs Purchase Agreement would be MACTEC's sole source of indemnification. MACTEC also agreed to pay up to $1.6 million of Law Companies' investment bank, legal, accounting and other fees associated with the transaction if the transaction was completed. The Proposal additionally contemplated certain of Law Companies' principal shareholders entering into a voting agreement, MACTEC obtaining financing, MACTEC and Law Companies agreeing on a definitive merger agreement, and Law Companies having a minimum amount of cash. The Proposal was also subject to MACTEC's completing a due diligence review of Law Companies.


     At a meeting of the Committee and the full Board of Directors held on August 27, 2001, Deutsche Bank reported on its contacts with potentially interested parties and advised the Committee and the Board of Directors regarding MACTEC's Proposal. The Committee and the Board of Directors discussed Law Companies' strategic alternatives and the status of discussions with other potentially interested parties. The Committee's analysis of the Proposal included discussions concerning the consideration offered, the extent to which MACTEC had conducted due diligence, the readiness and ability of MACTEC to promptly effectuate a transaction and other relevant issues. Based upon this analysis, the Board of Directors determined that the best means of maximizing shareholder value and enhancing the competitive position of Law Companies would be to pursue a sale of Law Companies to MACTEC. The Board of Directors instructed senior management and its advisors to continue negotiations with MACTEC with a view toward maximizing value to Law Companies' shareholders.


     Beginning in September 2001, Law Companies held extensive discussions with MACTEC during which time MACTEC completed its preliminary due diligence and Law Companies and its advisors continued to negotiate a definitive agreement. At a meeting held on October 17, 2001, Law Companies, together with its legal counsel and Deutsche Bank, negotiated with MACTEC and its legal counsel certain changes in the terms of the Proposal and the definitive agreement. During that meeting, among other issues resolved, MACTEC agreed to increase the cash consideration per share at closing to $23.50 while preserving the potential for additional consideration from the escrow established under the Jacobs Purchase Agreement and the potential receipt of certain tax credits, in exchange for Law Companies increasing the minimum amount of cash required at closing and subjecting certain tax credits to possible indemnity claims properly raised by MACTEC under a merger agreement.

10

     On November 14, 2001, MACTEC advised Law Companies that it had received the final financing commitment letter from its lender. MACTEC further advised Law Companies that it was prepared to complete negotiations and execute the merger agreement.


     On the morning of November 20, 2001, the Committee and the full Board of Directors held special meetings with company legal counsel and representatives of Deutsche Bank participating, and discussed the status of negotiations with MACTEC regarding the proposed transaction, including the merger agreement. Legal counsel reviewed the terms of the merger agreement. Deutsche Bank then presented a review of its financial analysis of the proposed offer including the $23.50 cash payment per share at closing for all shares and then presented its opinion to the Committee and the full Board of Directors that, as of that date, the $23.50 per share in cash consideration to be received by the Law Companies shareholders in the proposed transaction (regardless of whether any of the additional consideration is received) was fair from a financial point of view to the Law Companies shareholders. At the conclusion of the presentation by Deutsche Bank, legal counsel discussed the duties of the Committee and the Board of Directors in reviewing and approving the proposed transaction with MACTEC and legal aspects of the proposed transaction. The Committee determined that, based on the opinion of Deutsche Bank, as of that date, as to the fairness of the $23.50 per share in cash consideration from a financial point of view to the Law Companies shareholders and all other relevant factors, it would recommend that the full Board of Directors approve the transaction as being in the best interests of Law Companies and its shareholders. After the meeting of the Committee, the full Board of Directors held its meeting. The Committee discussed with the Board of Directors its review of the terms and conditions of the proposed transaction with MACTEC. Deutsche Bank and legal counsel discussed the proposed transaction in detail with the Board of Directors, and Deutsche Bank presented to the Board of Directors its written opinion which is attached as Appendix B. At the conclusion of those discussions and upon the unanimous recommendation of the Committee, the Board of Directors unanimously voted to approve and recommend the merger agreement to the Law Companies shareholders. The merger agreement was signed by Law Companies, MACTEC and Merger Sub on November 20, 2001.

Law Companies' Reasons for the Merger


     After consideration of relevant business, financial, legal and market factors, the Law Companies Board of Directors unanimously approved the merger agreement and the related transactions on November 20, 2001. The Board also unanimously voted to recommend that the Law Companies shareholders vote for the merger agreement and the related transactions.


     In deciding to approve the merger agreement and to recommend that the Law Companies shareholders approve the merger, the Board of Directors considered a number of factors, including particularly the factors listed below. In view of the number and wide variety of factors that the Board considered, it did not consider it practical to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. The Board of Directors viewed its position and recommendation as being based on all of the information and factors that it received and considered. In addition, individual directors may have given different weight to different information and factors.


     The Financial Terms of the Merger. The Board of Directors of Law Companies believes that the consideration that MACTEC will deliver to the shareholders of Law Companies is fair to the shareholders based upon:

o    Law Companies' current financial condition and future prospects; and

11

o the high likelihood that the merger will be completed in light of the experience and reputation of MACTEC and the commitment for financing for the merger that MACTEC has received.


     In coming to its conclusion, the Board of Directors considered the financial presentation of Deutsche Bank made on November 20, 2001 and the written opinion received by the Board of Directors of Law Companies from Deutsche Bank on that date to the effect that, as of that date, and based upon its review and analysis and subject to the assumptions, limitations and qualifications set forth therein, the $23.50 per share cash consideration to be received by the Law Companies shareholders in the merger (regardless of whether any of the additional consideration is received) is fair from a financial point of view to such shareholders.


     Liquidity for Law Companies Shareholders. The merger provides liquidity to the Law Companies shareholders, which they generally do not currently have, in the form of cash.


     Availability of Additional Resources. The merger will result in a surviving corporation with increased customer diversification and opportunities for cross-selling MACTEC's and Law Companies' services. Law Companies' Board of Directors believes that the services offered by it and MACTEC are complementary and will provide for increased marketing opportunities.


     Industry Consolidation. The consulting and engineering services industry has seen a trend toward increasing price competition and consolidation. The Law Companies Board of Directors considered Law Companies' existing competitive and market position, including its ability to effectively compete with companies having significantly greater financial resources than Law Companies. Management reported to the Law Companies Board of Directors that it believes that Law Companies' core markets will be controlled by large providers in the future, which, without a transaction such as the merger, will work to the detriment of Law Companies.


     Ability  to Realize  and  Accelerate  Growth  Strategy.  Historically,  Law
Companies has expanded its business through the acquisition of smaller engineering and environmental firms and through internal growth. However, Law Companies' Board of Directors believes that a more significant strategic transaction is necessary in order to grow at the rate required to remain competitive in Law Companies' industry and to continue to provide quality services to customers and opportunities for employees. Although Law Companies has considered many other potential strategic transactions over several years, the Board of Directors believes that it is unlikely that another transaction could be completed on terms superior to those contained in the merger agreement. The Board believes that the merger has a high likelihood of being completed in light of the experience and reputation of MACTEC and the commitment for financing for the merger that MACTEC has received.


     In addition to the positive factors set forth above, the Board of Directors of Law Companies considered several factors that it believed were potential negative aspects or material risks associated with completing the merger, but concluded that the advantages of the merger outweighed these negative aspects and risks. These include:


     Risks Associated With Not Completing the Merger. The risks to Law Companies if the merger were not completed if, among other things, MACTEC does not obtain the necessary financing under its Commitment Letter, and the potential negative effect that this might have on Law Companies' sales and operating results; and


     Potential for Incurring a Termination Fee. The potential for incurring a termination fee in the event of a termination of the merger agreement if Law Companies receives a Superior Proposal.

12

Recommendation of the Board of Directors of Law Companies


     The Law Companies Board of Directors has determined that the merger agreement is advisable and in the best interests of Law Companies and its shareholders. Accordingly, the Board of Directors has unanimously approved the merger agreement and recommends that Law Companies shareholders vote FOR approval and adoption of the merger agreement at the special meeting.

Consideration to be Received by Law Companies Shareholders


     Upon completion of the merger, Law Companies will be a wholly-owned subsidiary of MACTEC, and each outstanding share of Company Stock held by Law Companies or a subsidiary of Law Companies will be cancelled and will no longer be outstanding. Each share of Company Stock not held by Law Companies or a subsidiary of Law Companies will be converted into the right to receive $23.50 in cash, subject to reduction for applicable withholding taxes. Shares of Company Stock for which dissenters' rights of appraisal have been perfected in accordance with Georgia law will not be entitled to receive this merger consideration.


     In addition to the $23.50 per share cash consideration to be received upon the closing of the merger as described above, holders of Company Stock are entitled to receive a portion of additional funds held in escrow accounts to the extent that such funds are available for release from escrow at specified dates after the completion of the merger. As described below, there can be no assurance that any of these potential additional funds will ever be available for distribution to the Law Companies shareholders, and such shareholders may never receive merger consideration for their shares of Company Stock in addition to the $23.50 cash consideration described in the preceding paragraph. The escrowed funds will include (i) approximately $5.0 million in funds currently held in an escrow account relating to the May 3, 2001 sale of Law Companies' international operations to Jacobs; (ii) the amount of the benefit to the surviving corporation in the merger of certain tax credits claimed by Law Companies in its 1996, 2000 and 2001 federal tax returns and in its Arizona, California and Georgia state tax returns for 1996 through 2001, net of taxes paid on any such benefits and Law Companies' expenses in preparing and filing such tax returns (the "Tax Credit Proceeds"); and (iii) a $675,000 tax benefit from Law Companies' $1.8 million contribution to its pension plan as part of the merger. The escrow arrangements are described in more detail below.


     The Jacobs Escrow Funds. On May 3, 2001, pursuant to a stock purchase agreement (the "Jacobs Purchase Agreement") between Law Companies, Jacobs and certain of its affiliates, Law Companies sold substantially all of its international businesses to Jacobs. In connection with that transaction, Jacobs placed $5.0 million of the consideration payable under the Jacobs Purchase Agreement into the Jacobs Escrow Fund to secure Law Companies' obligation to indemnify Jacobs for claims, if any, that Jacobs properly raises under the Jacobs Purchase Agreement. All amounts not subject to claims under the Jacobs Purchase Agreement will be disbursed to Law Companies from the Jacobs Escrow Fund by May 3, 2004 with a possible initial disbursement of up to $2.0 million on November 3, 2002.


     The Secondary Escrow. At the closing of the merger, MACTEC, Law Companies and a committee acting on behalf of the Law Companies shareholders composed of Walter T. Kiser, John Y. Williams and Joe A. Mason, each a director of Law Companies (the "Special Purpose Representative Committee"), will enter into an escrow agreement governing the operation of an escrow account (the "Secondary Escrow") into which all amounts disbursed to the surviving corporation in the merger from the Jacobs Escrow Fund and any Tax Credit Proceeds received will be deposited. The Secondary Escrow will be the sole and exclusive source of funds available to MACTEC for any indemnification claims that it properly raises under the merger agreement. If any of four specific significant Law Companies customer contracts are not renewed on or before March 15, 2002, MACTEC will be entitled to a $500,000 payment from the Secondary Escrow for each such contract not renewed. However, if any one or more of these contracts is renewed prior to June 14, 2002, and the $500,000 payment required as a result of such non-renewal has not been made, no such payment is required to be made with respect to that contract, and, if such $500,000 payment has been made and the contract is renewed by June 14, 2002, MACTEC must refund the payment to the Secondary Escrow.

13


     On September 16, 2004, MACTEC and the Special Purpose Representative Committee must direct the escrow agent for the Secondary Escrow to disburse to the Special Purpose Representative Committee any funds then in the Secondary Escrow except for (i) amounts that are subject to claims for indemnification under the merger agreement and (ii) an amount equal to the Tax Credit Proceeds from 2001. On September 16, 2005, MACTEC and the Special Purpose Representative Committee must direct the escrow agent for the Secondary Escrow to disburse to the Special Purpose Representative Committee all funds remaining in the Secondary Escrow, if any, that are not subject to claims for indemnification under the merger agreement. Each of these distributions will be deposited into another interest-bearing escrow account formed upon completion of the merger (the "Special Escrow").


     The Special Escrow. At the closing, Law Companies will pay $100,000 to the Special Purpose Representative Committee for deposit into the Special Escrow. By March 15, 2002, the surviving corporation in the merger shall pay the Special Purpose Representative Committee $675,000 as the agreed-to tax benefit for Law Companies making a payment into its pension plan which will be deposited into the Special Escrow along with any distributions from the Secondary Escrow, as described above.


     The Special Purpose Representative Committee will use the funds in the Special Escrow to pay its reasonable expenses incurred in carrying out its duties under the merger agreement and can, in its sole discretion, disburse the funds held in the Special Escrow to the Law Companies shareholders on a pro rata basis at such times as it deems appropriate. On September 30, 2004, the Special Purpose Representative Committee must disburse to the Law Companies shareholders and certain holders of options to acquire Company Stock, on a pro rata basis, all amounts remaining in the Special Escrow, if any, except for an amount to cover the Special Purpose Representative Committee's reasonably anticipated expenses in connection with resolving any remaining pending claims for indemnification. Upon resolution of all claims under the merger agreement, the Special Purpose Representative Committee must pay all funds remaining in the Special Escrow to the Law Companies shareholders and certain holders of options to acquire Company Stock on a pro rata basis. The members of the Special Purpose Representative Committee will be indemnified by the funds held in the Special Escrow to the full extent permissible by law for actions that they take in good faith as members of the Special Purpose Representative Committee.


     Treatment of Options. On or before the effective time of the merger, Law Companies will accelerate the unvested portion of all outstanding options, warrants or other rights to purchase Company Shares, contingent on the completion of the merger. Except as described below, upon completion of the merger, each option to purchase a share of Company Stock that is exercisable as of the effective time of the merger at an exercise price of less than $23.50 per share (each, a "Company Option") (other than warrants held by James M. Williams, Jr. or Virgil R. Williams, which will be cancelled) will be converted into the right to receive an amount in cash equal to the excess of $23.50 over the exercise or strike price for each such share. The merger agreement provides that this portion of the merger consideration will be paid by the surviving corporation in the merger to such option holders on the closing date of the merger.

14


     Certain Company Options will not be converted into the right to receive the cash merger consideration, but will be assumed by MACTEC and become an option to acquire MACTEC stock if approved for assumption by MACTEC and the holders of such Company Options. The exercise price for each share of MACTEC's Class A Common Stock issuable upon exercise of an assumed Company Option by a holder will be equal to the fair market value of a share of MACTEC's Class A Common Stock on the closing date of the merger minus $23.50 and plus the weighted average exercise price of such holder's assumed Company Options. For this purpose, the fair market value of a share of MACTEC's Class A Common Stock will be equal to the price at which a share of such stock is issued by MACTEC in an arm's length transaction in connection with the closing of the merger; provided, however, that if no such shares are issued, the fair market value will be the amount determined by MACTEC's Board of Directors and consented to by the holders of options being assumed prior to the closing of the merger. An assumed Company Option will continue to be subject to the same terms and conditions to which it was subject immediately prior to the effective time of the merger, except that the exercise period for each such option will expire on January 1, 2012. It is anticipated that Company Options for not more than 238,800 shares of Company
Stock will be assumed by MACTEC in lieu of receiving the cash merger consideration.

Opinion of Deutsche Banc Alex Brown Inc., Financial Advisor to Law Companies


     Deutsche Bank has acted as financial advisor to Law Companies in connection with the Merger. At the November 20, 2001 meeting of the Board of Directors, Deutsche Bank delivered its oral opinion, subsequently confirmed in writing as of the same date to the Board of Directors of Law Companies to the effect that, as of the date of such opinion, based upon and subject to the assumptions made, matters considered and limits of the review undertaken by Deutsche Bank, the Closing Cash Consideration (as defined in the merger agreement) (without regard to whether certain deferred and contingent cash payments, as described in the Merger Agreement (the "Contingent Consideration") is received) was fair, from a financial point of view, to the holders of the Company Stock.


     The full text of Deutsche Bank's written opinion, dated November 20, 2001 (the "Deutsche Bank Opinion"), which sets forth, among other things, the assumptions made, matters considered and limits on the review undertaken by Deutsche Bank in connection with the opinion, is attached as Appendix B to this proxy statement and is incorporated herein by reference. Law Companies shareholders are urged to read the Deutsche Bank Opinion in its entirety. The summary of the Deutsche Bank Opinion set forth in this Proxy Statement is qualified in its entirety by reference to the full text of the Deutsche Bank Opinion.


     In connection with Deutsche Bank's role as financial advisor to Law Companies, and in arriving at its opinion, Deutsche Bank has reviewed certain publicly available financial information and other information concerning Law Companies and certain internal analyses and other information furnished to it by Law Companies. Deutsche Bank has also held discussions with the members of the senior management of Law Companies regarding the business and prospects of Law Companies. In addition, Deutsche Bank (i) compared certain financial information for Law Companies with similar information for certain other companies, (ii) reviewed the financial terms of selected recent business combinations which it deemed comparable in whole or in part, (iii) reviewed the terms of the merger agreement, the voting agreement and the escrow agreement governing the Secondary Escrow and (iv) performed such other studies and analyses and considered such other factors as it deemed appropriate.

15

     In preparing its opinion, Deutsche Bank did not assume responsibility for the independent verification of, and did not independently verify, any information, whether publicly available or furnished to it, concerning Law Companies, including, without limitation, any financial information, forecasts or projections, considered in connection with the rendering of its opinion. Accordingly, for purposes of its opinion, Deutsche Bank assumed and relied upon the accuracy and completeness of all such information. Deutsche Bank did not conduct a physical inspection of any of the properties or assets, and did not prepare or obtain any independent evaluation or appraisal of any of the assets or liabilities of Law Companies. With respect to the financial forecasts and projections made available to Deutsche Bank and used in its analyses, Deutsche Bank has assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Law Companies as to the matters covered thereby. In rendering its opinion, Deutsche Bank expressed no view as to the reasonableness of such forecasts and projections or the assumptions on which they are based. In addition, Deutsche Bank expressed no opinion as to the amount, if any, of Contingent Consideration, that may be paid to holders of the Company Stock. The Deutsche Bank Opinion was necessarily based upon economic, market and other conditions as in effect on, and the information made available to Deutsche Bank as of, the date of such opinion.


     For purposes of rendering its opinion, Deutsche Bank has assumed that, in all respects material to its analysis, the representations and warranties of Law Companies, MACTEC and Merger Sub contained in the merger agreement are true and correct, that Law Companies, MACTEC and Merger Sub will each perform all of the covenants and agreements to be performed by it under the merger agreement and all conditions to the obligations of each of Law Companies, MACTEC and Merger Sub to consummate the merger will be satisfied without any waiver thereof. Deutsche Bank has also assumed that all material governmental, regulatory or other approvals and consents required in connection with the consummation of the transactions contemplated by the merger agreement will be obtained.


     Set forth below is a brief summary of certain financial analyses performed by Deutsche Bank in connection with its opinion and reviewed with the Board of Directors at its meeting on November 20, 2001.


     Analysis of Selected Publicly Traded Companies. Deutsche Bank compared certain financial information and commonly used valuation measurements for Law Companies to corresponding information and measurements for a group of five publicly traded consulting and engineering companies (consisting of URS Corp., The IT Group, ARCADIS NV, Michael Baker and The Keith Companies (collectively, the "Selected Companies")). Such financial information and valuation measurements included, among other things, ratios of common equity market value as adjusted for debt and cash ("Enterprise Value") to (i) revenues, (ii) earnings before interest expense, income taxes and depreciation and amortization ("EBITDA") and (iii) earnings before interest expense and income taxes ("EBIT") and ratios of common equity market value ("Equity Value") to net income. To calculate the trading multiples for Law Companies and the Selected Companies, Deutsche Bank used publicly available information concerning historical financial performance. Deutsche Bank calculated that, on the last twelve month period for which financial data for the relevant selected company has been reported, the multiple of Enterprise Value to revenues was 0.3x for Law Companies, compared to a range of 0.2x to 0.6x, with a median of 0.5x and a mean of 0.4x, for the Selected Companies; the multiple of Enterprise Value to EBITDA was 4.4x for Law Companies, compared to a range of 3.3x to 5.9x, with a median of 3.7x and a mean of 4.4x, for the Selected Companies; the multiple of Enterprise Value to EBIT was 5.9x for Law Companies, compared to a range of 4.1x to 8.2x, with a median of 5.1x and a mean of 5.9x, for the Selected Companies; and the multiple of Equity Value to net income was 9.4x for Law Companies, compared to a range of 8.2x to 10.1x, with a median of 9.0x and a mean of 9.1x, for the Selected Companies.


     None of the companies utilized as a comparison is identical to Law Companies. Accordingly, Deutsche Bank believes the analysis of publicly traded comparable companies is not simply mathematical. Rather, it involves complex considerations and qualitative judgments, reflected in Deutsche Bank's opinion, concerning differences in financial and operating characteristics of the comparable companies and other factors that could affect the public trading value of the comparable companies.

16

     Analysis of Selected Precedent Transactions. Deutsche Bank reviewed the financial terms, to the extent publicly available, of ten announced and completed mergers and acquisition transactions since January 15, 1998 involving companies in the consulting and engineering industry ("All Precedent Transactions"). In addition, Deutsche Bank focused on three of the ten transactions that are particularly comparable to the proposed merger (the "Selected Precedent Transactions", together with All Precedent Transactions, the "Selected Transactions"). Deutsche Bank calculated various financial multiples based on certain publicly available information for each of the Selected Transactions and compared them to corresponding financial multiples for the merger. The transactions reviewed were:

------------------- --------------------------------- -------------------------
Announcement Date         Acquiror                           Target
------------------- --------------------------------- -------------------------
April 30, 2001      ESOP of STVI                      STV Group
March 12, 2001      ACAS Acquisitions, Inc.           Roy F. Weston
May 17, 2000        Futureco Environmental, Inc.      GZA Environmental
                                                           Technologies, Inc.
March 24, 2000      MACTEC Inc.                       Harding Lawson Assoc.
                                                           Group Inc.
February 16, 2000   Amec Plc                          Agra Inc.
May 11, 1999        The IT Group, Inc.                EMCON
May 6, 1999         URS Corp.                         Dames & Moore
October 28, 1998    The IT Group, Inc.                Fluor Daniel GTI, Inc.
April 13, 1998      Harding Lawson Associates         ABB Environmental Services
January 15, 1998    International Technologies Corp.  OHM Corporation
------------------- --------------------------------- -------------------------

     The Selected Precedent Transactions reviewed were ESOP of STVI / STV Group, Futureco Environmental, Inc. / GZA Environmental Technologies, Inc. and MACTEC Inc. / Harding Lawson Assoc. Group Inc. Deutsche Bank calculated that the multiple of Enterprise Value to the last twelve month period for which financial data for the relevant company has been reported (the "Relevant Twelve Month Period") revenues was 0.3x for the merger compared to a range of 0.2x to 0.7x, with a median of 0.3x and a mean of 0.4x, for All Precedent Transactions and a range of 0.2x to 0.3x, with a median of 0.2x and a mean of 0.2x, for the Selected Precedent Transactions; the multiple of Enterprise Value to the Relevant Twelve Month Period EBITDA was 4.4x for the merger compared to a range of 3.6x to 9.9x, with a median of 7.3x and a mean of 6.8x, for All Precedent Transactions and a range of 3.6x to 5.1x, with a median of 3.9x and a mean of 4.2x, for the Selected Precedent Transactions; the multiple of Enterprise Value to Relevant Twelve Month Period EBIT was 5.9x for the merger compared to a range of 5.5x to 13.8x, with a median of 6.8x and a mean of 8.8x, for All Precedent Transactions and a range of 5.9x to 6.6x, with a median of 5.9x and a mean of 6.0x, for the Selected Precedent Transactions. Deutsche Bank further calculated that the multiple of Equity Value to the Relevant Twelve Month Period net income was 9.4x for the merger compared to a range of 7.5x to 23.9x, with a median of 14.6x and a mean of 14.2x, for All Precedent Transactions and a range of 8.9x to 14.1x, with a median of 13.3x and a mean of 12.1x, for the Selected Precedent Transactions. All multiples for the Selected Transactions were based on public information available at the time of the announcement of such transaction, without taking into account differing market and other conditions during the time period from January 1998 through April 2001 during which the Selected Transactions occurred.


     Because the reasons for, and circumstances surrounding, each of the precedent transactions analyzed were so diverse, and due to the inherent differences between the operations and financial conditions of Law Companies and the companies involved in the Selected Transactions, Deutsche Bank believes that a comparable transaction analysis is not simply mathematical. Rather, it involves complex considerations and qualitative judgments, reflected in Deutsche Bank's opinion, concerning differences between the characteristics of these transactions and the merger that could affect the value of the subject companies and businesses and Law Companies.

17

     Discounted Cash Flow Analysis. Deutsche Bank performed a discounted cash flow analysis for Law Companies. Deutsche Bank calculated the discounted cash flow values for Law Companies as the sum of the net present values of (i) the estimated future cash flow that Law Companies will generate for the years 2002 through 2006, plus (ii) the value of Law Companies at the end of such period, which we refer to as its "terminal value". The estimated future cash flows were based on the financial projections for Law Companies for the years 2002 through 2006 prepared by Law Companies' management. The terminal value of Law Companies was calculated based on projected EBITDA for 2006 and a range of multiples of 3.5x and 4.5x. Deutsche Bank used discount rates ranging from 11% to 15%. Deutsche Bank used such discount rates based on its judgment of the estimated weighted average cost of capital of the Selected Companies and to reflect the risk inherent in the business and projections of Law Companies, and used such multiples based on its review of the trading characteristics of the common stock of the Selected Companies. This analysis indicated a range of values of $21.46 to $28.28 per share.


     The foregoing summary describes all analyses and factors that Deutsche Bank deemed material in its presentation to the Board of Directors of Law Companies, but is not a comprehensive description of all analyses performed and factors considered by Deutsche Bank in connection with preparing its opinion. The preparation of a fairness opinion is a complex process involving the application of subjective business judgment in determining the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, is not readily susceptible to summary description. Deutsche Bank believes that its analyses must be considered as a whole and that considering any portion of such analyses and of the factors considered without considering all analyses and factors could create a misleading view of the process underlying the opinion. In arriving at its fairness determination, Deutsche Bank did not assign specific weights to any particular analyses.


     In conducting its analyses and arriving at its opinions, Deutsche Bank utilized a variety of generally accepted valuation methods. The analyses were prepared solely for the purpose of enabling Deutsche Bank to provide its opinion to the Board of Directors of Law Companies as to the fairness, as of the date of the opinion, of the Closing Cash Consideration (without regard to whether any Contingent Consideration is received), from a financial point of view, to the holders of the Company Stock and do not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold, which are inherently subject to uncertainty. In connection with its analyses, Deutsche Bank made, and was provided by Law Companies management with, numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond Law Companies' control. Analyses based on estimates or forecasts of future results are not necessarily indicative of actual past or future values or results, which may be significantly more or less favorable than suggested by such analyses. Because such analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of Law Companies or its respective advisors, neither Law Companies nor Deutsche Bank nor any other person assumes responsibility if future results or actual values are materially different from these forecasts or assumptions.


     The terms of the merger were determined through negotiations between Law Companies and MACTEC and were approved by the Board of Directors of Law Companies. Although Deutsche Bank provided advice to Law Companies during the course of these negotiations, the decision to enter into the merger was solely that of the Board of Directors of Law Companies. As described above, the opinion and presentation of Deutsche Bank to the Board of Directors of Law Companies were only one of a number of factors taken into consideration by the Board of Directors of Law Companies in making its determination to approve the merger. Deutsche Bank's opinion was provided to the Board of Directors of Law Companies to assist it in connection with its consideration of the merger and does not constitute a recommendation to any holder of the Company Stock as to how to vote with respect to the merger.

18

     Law Companies selected Deutsche Bank as financial advisor in connection with the merger based on Deutsche Bank's qualifications, expertise, reputation and experience in mergers and acquisitions. Law Companies has retained Deutsche Bank pursuant to a letter agreement dated December 16, 1999 (the "Engagement Letter"). As compensation for Deutsche Bank's services in connection with the merger, Law Companies paid Deutsche Bank $271,573 upon the delivery of the Deutsche Bank Opinion and will pay an additional fee of $814,719 upon the completion of the merger. Regardless of whether the merger is completed, Law Companies has agreed to reimburse Deutsche Bank for reasonable fees and disbursements of Deutsche Bank's counsel and all of Deutsche Bank's reasonable travel and other out-of-pocket expenses incurred in connection with the merger or otherwise arising out of the retention of Deutsche Bank under the Engagement Letter. In addition, in connection with the transaction contemplated by the Jacobs Purchase Agreement, Law Companies paid Deutsche Bank an advisory fee of $416,000, $100,000 of which was paid upon execution of the Engagement Letter. Law Companies has also agreed to indemnify Deutsche Bank and certain related persons to the full extent lawful against certain liabilities, including certain liabilities under the federal securities laws arising out of its engagement or the merger.


     Deutsche Bank is an internationally recognized investment banking firm experienced in providing advice in connection with mergers and acquisitions and related transactions. Deutsche Bank is an affiliate of Deutsche Bank AG (together with its affiliates, the "DB Group"). One or more members of the DB Group have, from time to time, provided investment banking services to Law Companies or its affiliates for which it has received compensation.


     Deutsche Bank has consented to the inclusion of its opinion, dated November 20, 2001 and the references to its opinion in this proxy statement.

Interests of Directors and Executive Officers in the Merger


     In considering the recommendation of the Law Companies Board of Directors, Law Companies shareholders should be aware that certain of the directors and executive officers of Law Companies may have interests in the merger that are different from, or in addition to, the interests of Law Companies shareholders generally. These interests are summarized below.


     Employment Agreements. Law Companies is a party to employment agreements with Bruce C. Coles, the President, Chief Executive Officer and Chairman of the Board of Directors of Law Companies, and Robert B. Fooshee, the Executive Vice President, Chief Financial Officer, Treasurer and a director of Law Companies. Those employment agreements contain a change of control provision entitling Mr. Coles and Mr. Fooshee to two years of severance pay upon a change of control if their employment is terminated without cause or they terminate their employment following a material reduction in their respective duties or responsibilities. The proposed merger would constitute a change of control under each of these employment agreements.


     On November 20, 2001, effective as of the effective time of, and subject to the completion of, the merger, the surviving corporation in the merger entered into an employment agreement with each of Mr. Coles and Mr. Fooshee. Under Mr. Coles' new employment agreement, Mr. Coles would serve as the Chief Executive Officer and President of the surviving corporation in the merger, which will be an indirect wholly-owned subsidiary of MACTEC. The term of the agreement will commence at the effective time of the merger and terminate on January 1, 2005.

19

     Under Mr. Fooshee's employment agreement, Mr. Fooshee would serve as the Chief Financial Officer of the surviving corporation in the merger. The term of the agreement will commence at the effective time of the merger and terminate on January 1, 2005.


     Provisions with regard to salary, bonuses, and other benefits under the new employment agreements have been designed to be substantially the same as those that were contained in Mr. Coles' and Mr. Fooshee's agreements with Law Companies. The new employment agreements provide that the surviving corporation will pay each of Messrs. Coles and Fooshee an annual base salary determined by MACTEC, payable in accordance with the surviving corporation's standard payroll practices. This base salary will be reviewed annually by MACTEC and may be increased in the sole discretion of MACTEC, but may not be decreased. Each executive will also be entitled to participate in MACTEC's incentive bonus plan and stock option plans and in the surviving corporation's employee benefit plans. Each executive has agreed not to compete with the surviving corporation or its affiliates during his term of employment and for a one-year period thereafter in each of the 50 states of the United States of America, the District of Columbia, Puerto Rico, and each country in which the surviving corporation or its affiliates have conducted business during the term of the employment agreement. Each executive has also agreed not to solicit customers of the surviving corporation or its affiliates for the purpose of providing services or products that compete with those of the surviving corporation for the term of the employment agreement and for a one-year period thereafter. The executives have also agreed not to attempt to persuade employees of the surviving corporation or its affiliates to terminate or modify their employment relationships with the surviving corporation or its affiliates, respectively.


     The surviving corporation has the right to terminate each executive's employment under the employment agreements at any time for cause, as defined in the employment agreements. If an executive is terminated without cause, as defined in the employment agreement, before January 1, 2005, the executive will be entitled to severance payments of two years' compensation at the executive's compensation level at termination. Further, if the surviving corporation does not renew or extend an executive's employment on terms acceptable to the executive and such executive's employment terminates other than for cause within 60 days after January 1, 2005, the executive will be entitled to severance payments of one year's compensation at the executive's compensation level at termination. In either case, the executive will be entitled to participate in employee benefit plans and receive health insurance coverage provided at the time of termination throughout the severance payment period.


     Employee Options. All options held by employees of Law Companies, including directors and executive officers, will vest immediately prior to the effective time of the merger. The holders thereof will receive cash for each option equal to the excess, if any, of $23.50 over the exercise price per share of such option, less applicable withholding taxes. Upon the mutual decision of MACTEC and a holder of options in lieu of cash, a holder's options may be converted into options for shares of MACTEC's stock that will have an exercise price equal to the price of MACTEC's stock at the closing minus $23.50 plus the weighted average of the holder's current options' exercise prices. Option holders with options having an exercise price less than $23.50 will be entitled to a pro rata portion of any additional consideration that is received by the shareholders over $23.50 per share for such options. If MACTEC and directors or executive officers of Law Companies do not agree to convert their options into options to receive shares of MACTEC's stock, their options will be converted to receive cash in the following amounts, less applicable withholding taxes: Mr. Coles - $ 948,900; Mr. Fooshee - $ 346,500; Mr. Gnuse - $ 120,780; Mr. McCarthy - $
74,500; and Mr. White - $ 66,330. Mr. Fooshee holds 7,000 options at an exercise price of $28.48 per share that will be terminated at the effective time. Mr. McCarthy holds 4,000 options at an exercise price of $28.48 per share that will be terminated at the effective time.

20

     Williams Options. James M. Williams, Jr., a director of Law Companies, holds 18,750 options at an exercise price of $11.64, 26,700 options at an exercise price of $12.61, 1,250 options at an exercise price of $26.36 and 125 options at an exercise price of $29.63. Virgil R. Williams, a director of Law Companies, holds 18,750 options at an exercise price of $11.64, 26,700 options at an exercise price of $12.61, 1,250 options at an exercise price of $26.36 and 125 options at an exercise price of $29.63. These options will vest immediately prior to the effective time of the merger. James M. Williams, Jr. and Virgil R. Williams will each receive cash for each option with an exercise price per share less than $23.50, totaling $513,138, less applicable withholding taxes, for each of James M. Williams, Jr. and Virgil R. Williams. Each of James M. Williams, Jr. and Virgil R. Williams will be entitled to a pro rata portion of any additional consideration that is received by the shareholders over $23.50 for the 45,450 options that have an exercise price below $23.50. The options that have exercise prices of $26.36 and $29.63 will be terminated at the effective time.


     Potential MACTEC Equity Offering Participation. MACTEC has indicated that it intends to offer to certain members of Law Companies' management an opportunity to participate in MACTEC's next equity financing upon the same terms and conditions as non-affiliated participants. MACTEC anticipates that its next equity financing will be completed at approximately the same time as the completion of the merger.


     Insurance. Under the merger agreement, MACTEC is obligated to keep in effect for three years the existing directors' and officers' liability insurance maintained by Law Companies.

Accounting Treatment of the Merger


     The merger will be accounted for using the purchase method of accounting for financial reporting purposes under accounting principles generally accepted in the United States. Under this method of accounting, the aggregate consideration paid by MACTEC in connection with the merger will be allocated to Law Companies' assets and liabilities based on their fair values, with any excess or deficit being treated as goodwill. Under current authoritative standards, goodwill from such an acquisition is generally amortized in equal annual installments over a period of time. Under revised standards which are effective for fiscal years beginning after December 15, 2001, goodwill would not be amortized, but would be subject to periodic tests for impairment. The assets and liabilities and results of operations of Law Companies will be consolidated into the assets and liabilities and results of operations of MACTEC from the date of the merger.

Hart-Scott-Rodino Filings


     Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules promulgated thereunder, certain transactions, including the merger, may not be completed until Notification and Report Forms have been filed with the Antitrust Division of the Department of Justice and the Federal Trade Commission and specified waiting period requirements have been satisfied. On November 20, 2001, Law Companies filed a Notification and Report Form with the Antitrust Division of the Justice Department and the FTC, and MACTEC expects to file such a notification on or before November 23, 2001. Under the Hart-Scott-Rodino Act, the merger may not be completed until 30 days after the initial filing (unless early termination of this waiting period is granted) or, if the Justice Department or the FTC issues a Request for Documents and Other Additional Information (a "Second Request"), 20 days after Law Companies and MACTEC have substantially complied with such a Second Request (unless this period is shortened pursuant to a grant of early termination). At any time before or after the effective time of the merger, the FTC, the Antitrust Division or others could take action under the antitrust laws with respect to the merger, including seeking to enjoin the completion of the merger, to rescind the merger or to require either MACTEC or Law Companies to divest substantial assets. Neither Law Companies nor MACTEC believe the merger will violate the antitrust laws. There can be no assurance that a challenge to the merger on antitrust grounds will not be made or, if such a challenge is made, that it would not be successful.

21

Material United States Federal Income Tax Considerations


     Upon completion of the merger each outstanding share of Law Companies common stock will be converted into the right to receive $23.50 in cash, without interest, subject to reduction for applicable withholding or stock transfer taxes. The following discussion is a summary of the principal federal income tax consequences of the merger to the shareholders of Law Companies whose shares of common stock are surrendered pursuant to the merger (including any cash amounts received by dissenting shareholders pursuant to the exercise of appraisal rights). The discussion below does not purport to deal with all aspects of federal income taxation that may affect particular shareholders in light of their individual circumstances, and is not intended for shareholders subject to special treatment under the federal income tax law, including insurance companies, tax exempt organizations, financial institutions, broker-dealers, foreign persons, shareholders who hold their stock as part of a hedge, appreciated financial position, straddle or conversion transaction, shareholders who do not hold their stock as capital assets and shareholders who have acquired their stock upon the exercise of employee options or otherwise as consideration. In addition, the discussion below does not consider the effect of any applicable state, local or foreign tax laws. The discussion below is based upon current provisions of the Internal Revenue Code of 1986, as amended, currently applicable treasury regulations promulgated thereunder, and judicial and administrative decisions and rulings. Future legislative changes, judicial administrative changes, or interpretations could alter or modify the statements and conditions set forth herein, and these changes or interpretations could be retroactive and could affect the tax consequences to the shareholders of Law Companies.


     THIS DISCUSSION DOES NOT ADDRESS ALL ASPECTS OF FEDERAL INCOME TAXATION THAT MAY BE IMPORTANT TO A SHAREHOLDER BASED ON SUCH HOLDER'S PARTICULAR CIRCUMSTANCES AND DOES NOT ADDRESS ANY ASPECT OF STATE, LOCAL OR FOREIGN TAX LAWS. BECAUSE INDIVIDUAL CIRCUMSTANCES MAY DIFFER, EACH SHAREHOLDER IS URGED TO CONSULT SUCH SHAREHOLDER'S OWN TAX ADVISOR TO DETERMINE THE APPLICABILITY OF THE RULES DISCUSSED BELOW TO SUCH SHAREHOLDER AND THE PARTICULAR TAX EFFECTS OF THE MERGER, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL AND OTHER TAX LAWS. FOREIGN SHAREHOLDERS SHOULD CONSULT WITH LOCAL ADVISORS AS TO THE TAX CONSEQUENCES OF THE MERGER.


     The receipt of cash pursuant to the merger (including any cash amounts received by dissenting shareholders pursuant to the exercise of appraisal rights) will be a taxable transaction for federal income tax purposes under the Internal Revenue Code of 1986, as amended. In general, for federal income tax purposes, a shareholder will recognize gain or loss equal to the difference between the cash received by the shareholder pursuant to the merger agreement and the shareholder's adjusted tax basis in the shares of common stock surrendered pursuant to the merger agreement. Such gain or loss will generally be recognized for the tax year in which the payment is made. Such gain or loss will be a capital gain or loss. The rate at which any such gain will be taxed to non-corporate shareholders (including individuals, estates and trusts) will, as a general matter, depend upon each shareholder's holding period for the shares of common stock at the effective time of the merger. If a non-corporate shareholder's holding period for the shares of common stock is more than one year, either a 20 percent or a 10 percent capital gains rate generally will apply to such gain, depending on the amount of taxable income of such shareholder for such year. If the shareholder's holding period for the shares of common stock is one year or less, such gain will be taxed at the same rates as ordinary income. Capital loss generally is deductible only to the extent of capital gain plus ordinary income of up to $3,000. Net capital loss in excess of $3,000 may be carried forward to subsequent taxable years.

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     For corporations,  capital losses are allowed only to the extent of capital gains, and net capital gain is taxed at the same rate as ordinary income. Corporations generally may carry capital losses back up to three years and forward up to five years.


     Payment  in   connection   with  the  merger  may  be  subject  to  "backup
withholding" at a 31% rate. Backup withholding generally applies if the shareholder fails to furnish such shareholder's social security number or other taxpayer identification number ("TIN"), or furnishes an incorrect TIN. Backup withholding is not an additional tax but merely a creditable advance payment which may be refunded to the extent it results in an overpayment of tax, provided that specific required information is furnished to the Internal Revenue Service. Certain persons generally are exempt from backup withholding, including corporations and financial institutions. Certain penalties apply for failure to furnish correct information and for failure to include reportable payments in income. Shareholders should consult with their own tax advisers as to the qualifications and procedures for exemption from backup withholding.

Deregistration of Law Companies Common Stock


     Upon completion of the merger, Law Companies common stock will be deregistered under the Securities Exchange Act of 1934, as amended. Following the merger, Law Companies shareholders will be instructed to exchange their outstanding stock certificates for the merger consideration.


                        THE MERGER AGREEMENT


     The following is a brief summary of the material provisions of the merger agreement, a copy of which is attached as Appendix A to this document and is incorporated in this document by reference. The summary is not complete and is qualified in its entirety by reference to the merger agreement. We urge all shareholders of Law Companies to read the merger agreement in its entirety for a more complete description of the terms and conditions of the merger.

The Merger


     The merger agreement provides that Hawk Acquisition Corporation will be merged with and into Law Companies. At the time of the merger, the separate corporate existence of Hawk Acquisition Corporation will cease and Law Companies will continue as the surviving corporation and as a wholly-owned indirect subsidiary of MACTEC. The merger will be completed on the later of (i) December 28, 2001 or (ii) the earliest date practicable following the satisfaction or waiver of all conditions to the completion of the merger set forth in the merger agreement. The merger will become effective at the time a certificate of merger is filed with the Secretary of State of the State of Georgia or at such later time as agreed to by Law Companies and MACTEC and established under the certificate of merger.

The Merger Consideration


     At the time of the merger, each issued and outstanding share of Company Stock other than shares held by shareholders who are entitled to and who have perfected their appraisal rights will be converted into the right to receive $23.50 in cash, without interest, subject to reduction for applicable withholding or stock transfer taxes. For a description of the treatment of Law Companies stock options, warrants or other rights to purchase Company Shares and a description of the merger consideration to be held in escrow, please see page 13.

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Procedures for Exchange of Stock Certificates


     As of the time of the merger, MACTEC will deposit with a paying agent, for the benefit of holders of Company Stock, cash sufficient to pay the aggregate merger consideration in exchange for the shares of Company Stock outstanding immediately prior to the effective time of the merger upon surrender of the certificates representing Company Stock. Promptly after the effective time of the merger, the paying agent will mail to each record holder of Company Stock a letter of transmittal and instructions for use in effecting the surrender of the certificates for payment. Holders of certificates who surrender their certificates to the paying agent together with a duly executed letter of transmittal will be entitled to receive $23.50 in cash per share, without interest, subject to reduction for applicable withholding or stock transfer taxes. The surrendered Law Companies certificates will be canceled.


     After the effective time of the merger, there will be no further transfers on the stock transfer books of Law Companies of shares of Company Stock that were outstanding immediately prior to the effective time of the merger.


     At the request of the surviving corporation, any portion of the cash deposited with the paying agent that remains unclaimed by Law Companies shareholders for 180 days after the effective time of the merger will be returned to the surviving corporation. After such 180-day period, any Law Companies shareholder must look only to the surviving corporation for payment of the consideration under the merger agreement.


     The surviving corporation is entitled to deduct and withhold from the consideration otherwise payable to any holder of Company Stock the amounts it is required to deduct and withhold with respect to the payment of such consideration under the Internal Revenue Code or any provision of state, local or foreign tax law. Any amounts withheld will be treated as having been paid to the holder of the shares of Company Stock.


     If any Law Companies stock certificate is lost, stolen or destroyed, the Law Companies shareholder must provide an appropriate affidavit of that fact. The surviving corporation may require the owner of such lost, stolen or destroyed Law Companies certificate to post a bond in a customary amount as indemnity against any claim that may be made against the surviving corporation with respect to the Law Companies certificate said to have been lost, stolen or destroyed.


     HOLDERS  OF  COMPANY   STOCK  SHOULD  NOT  SEND  IN  THEIR  LAW   COMPANIES
CERTIFICATES TO THE PAYING AGENT UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM THE PAYING AGENT.

Representations and Warranties


     Law Companies made representations and warranties in the merger agreement regarding its business, financial condition, structure and other facts pertinent to the merger, including:

o its and its subsidiaries' organization, good standing, authority and qualification;

o    its capitalization;

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o    its  corporate  power and  authority  to  execute,  deliver and perform its obligations under the merger agreement and to complete the merger;

o governmental, regulatory or third party consents and approvals required for the completion of the merger;

o its financial statements, the absence of certain changes since September 30, 2001 and the absence of undisclosed liabilities;

o    the proxy materials distributed to the Law Companies shareholders;

o    litigation;

o    employee benefit plans and labor matters;

o    compliance with laws and permits;

o inapplicability of any takeover statute to the merger or the transactions contemplated by the merger agreement;

o    environmental matters;

o    taxes;

o    existence of necessary permits;

o    intellectual property matters;

o    material and government contracts;

o    payments resulting from the merger;

o    title to assets and absence of liens;

o    interested party transactions;

o    customer and supplier relationships;

o    business practices;

o    the opinion of Law Companies' financial advisor;

o    payments to Law Companies shareholders;

o    indemnity claims;

o    accounts receivable;

o    bank accounts;

o    insurance matters; and

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o    brokers' and finders' fees.


     In addition, MACTEC and Merger Sub made representations and warranties in the merger agreement relating to, among other things:

o    their organization, good standing and qualification;

o their corporate power and authority to execute, deliver and perform their obligations under the merger agreement and to complete the merger;

o    governmental  or  regulatory   consents  and  approvals  required  for  the
     completion of the merger;

o their contributions to the proxy materials to be distributed to the Law Companies shareholders;

o    financing; and

o    brokers and finders.

Covenants Pending the Merger


     Operational Covenants. Law Companies has agreed that until the completion of the merger it will conduct its business in the ordinary course and will use its best efforts to preserve intact its current business organization, keep its employees' services available, continue normal marketing, advertising and promotional expenditures and preserve its relationships with customers, suppliers and others. In addition, Law Companies has agreed that until the completion of the merger it will conduct its business in compliance with certain restrictions, including covenants of Law Companies restricting the:

o    amendment of corporate governance documents;

o    issuance of securities;

o    failure to maintain permits;

o declaration and payment of dividends or other payments to Law Companies shareholders and changes in share capital;

o    making of tax elections, agreements or waivers;

o    incurrence of indebtedness and the acquisition of equity interests;

o    waiving or relinquishing of material rights;

o    payment of material liabilities;

o    making of capital expenditures;

o    changing of accounting principles or practices;

o    entering into, amendment or termination of material contracts;

26

o taking any action or allowing any event to occur that would make Law Companies' representations or warranties materially incorrect; and

o    changes in compensation and employee benefit plans.


     Acquisition Proposals. The merger agreement provides that Law Companies will not, and will not permit or cause any of its subsidiaries or any of their representatives to, directly or indirectly, encourage, solicit, participate in or initiate discussions or negotiations with or provide information to any person concerning any acquisition of Law Companies' business or all or any portion of Law Companies' assets.


     Shareholders Meeting. Pursuant to the merger agreement, Law Companies has agreed to convene a meeting of the holders of the Company Stock to consider and vote upon the approval and adoption of the merger agreement. In addition, Law Companies has agreed that the Law Companies Board of Directors will recommend approval of the merger agreement and will not withdraw or modify such recommendation unless the Board of Directors receives a Superior Proposal and terminates the merger agreement.


     Filings; Other Actions; Notification. Law Companies has agreed to prepare and file this proxy statement with the SEC and respond promptly to any SEC comments. MACTEC and Law Companies have agreed to promptly file notifications under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and to respond as promptly as practicable to any inquiries received from the FTC and the Justice Department for additional information or documentation.


     Exchange Act Deregistration. Action will be taken after the merger becomes effective to cause the shares of common stock of Law Companies to be deregistered under the Exchange Act.


     Stock Options and Stock Plans. The merger agreement provides that on or before the effective time of the merger, Law Companies will take necessary actions to cause the unvested portion of each outstanding option, warrant or other right to purchase Company Stock to fully vest, subject to the successful completion of the merger. In lieu of exercising a Company Option, other than warrants held by Virgil R. Williams or James M. Williams, Jr., a holder may surrender his or her Company Options for cancellation and be entitled to receive an amount in cash equal to the excess, if any, of $23.50 over the exercise price per share of such Company Option multiplied by the number of shares of common stock previously subject to such options, warrants or rights, less any required withholding taxes. Each Company Option that is approved for assumption by MACTEC and the holder thereof will be assumed by MACTEC upon completion of the merger in lieu of being so converted and will be exercisable for a share of MACTEC's Class A Common Stock. The exercise price for each share of MACTEC's Class A Common Stock issuable upon exercise of an assumed Company Option by a holder will be equal to the fair market value of a share of MACTEC's Class A Common Stock on the closing date of the merger minus $23.50 and plus the weighted average exercise price of such holder's assumed Company Options. For this purpose, the fair market value of a share of MACTEC's Class A Common Stock will be equal to the price at which a share of such stock is issued by MACTEC in an arm's length transaction in connection with the closing of the merger; provided, however, that if no such shares are issued, the fair market value will be the amount determined by MACTEC's Board of Directors and consented to by the holder of options being assumed prior to the closing of the merger. An assumed Company Option will continue to be subject to the same terms and conditions to which it was subject immediately prior to the effective time of the merger, except that the exercise period for each such option will expire on January 1, 2012.

27


     Employee Benefits. Pursuant to the merger agreement, if requested by MACTEC, Law Companies will, prior to the date of completion of the merger, terminate any one or more Law Companies employee benefit plans and will cease making contributions to any such plans; provided that, as conditions of such termination, (i) Law Companies' employees who become employees of MACTEC and/or the surviving corporation in the merger shall receive employee benefits which in the aggregate are comparable to those provided from time to time by MACTEC and its subsidiaries to their respective similarly situated employees, and (ii) Law Companies' employees will be eligible to participate in MACTEC's 401(k) plan immediately following the completion of the merger, subject to compliance with the eligibility provisions of such plan.


     Expenses. The surviving corporation will pay all charges and expenses, including those of the paying agent, in connection with the transactions relating to the surrender of the Law Companies common stock in exchange for the merger consideration. Except as otherwise provided in the merger agreement, whether or not the merger is completed, all costs and expenses incurred in connection with the merger agreement, the merger and the other transactions contemplated by the merger agreement will be paid by the party incurring such expense; provided, however, that the surviving corporation must only pay up to $1.6 million of the expenses that Law Companies incurs in the merger. MACTEC will be indemnified from the funds held in escrow for any of Law Companies' expenses in excess of $1.6 million. Further, if the merger agreement is terminated by Law Companies because it has received a Superior Proposal, it must pay up to $500,000 of expenses incurred by MACTEC in addition to the applicable termination fee.


     Indemnification; Directors' and Officers' Insurance. The merger agreement provides that for a period of three years after the effective time of the merger, MACTEC shall provide officers' and directors' liability insurance to insure all persons insured by Law Companies' officers' and directors' liability insurance on the date of the merger agreement on terms at least as favorable as the coverage and amounts provided by Law Companies' current policy.


     Restriction on Solicitations. Until the merger is completed or the merger agreement is terminated, Law Companies has agreed that it will not, and will direct its and its subsidiaries' directors, officers, employees, agents and other representatives not to:

o encourage, solicit, participate in or initiate the submission of proposals or offers from any person for any purchase of Law Companies' business or assets;

o participate in any discussions or negotiations pertaining to any purchase of Law Companies' business or assets; or

o furnish any information to any person other than MACTEC relating to any purchase of Law Companies' business or assets.

Conditions to the Merger


     The respective obligations of each party to complete the merger are subject to the satisfaction or waiver of the following conditions:

o    the  merger   agreement   shall  have  been   adopted  by  Law   Companies'
     shareholders;

o no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or enforced by any court or governmental entity and be in effect which prohibits, restrains, challenges, enjoins or restricts the completion of the merger;

28

o no action, proceeding or counterclaim by any governmental authority shall have been instituted or be pending which challenges the completion of the merger or seeks to prohibit, restrain, challenge, enjoin or restrict the completion of the merger;

o any waiting period under the Hart-Scott-Rodino Act shall have terminated or expired; and

o    the escrow agent shall have delivered the Secondary Escrow Agreement.


     The obligations of MACTEC and Merger Sub to complete the merger are also subject to the waiver by MACTEC or satisfaction at or prior to the effective time of certain conditions, including the following material conditions:

o Law Companies shall have performed in all material respects each of its obligations under the merger agreement required to be performed by it at or prior to the effective time of the merger;

o there shall not have been any regulation, legislation, statute, rule, injunction, judgment or other order promulgated, enacted, entered or enforced or deemed applicable to the merger by any government entity and be in effect (other than the routine application to the merger of waiting periods under the Hart-Scott-Rodino Act), that prohibits or limits the ownership or operation by MACTEC or Merger Sub or any other affiliate of MACTEC of all or any portion of the business or assets of Law Companies and its subsidiaries or of MACTEC or Merger Sub or any other affiliate of MACTEC or compels or seeks to compel MACTEC or Merger Sub or any other affiliate of MACTEC to dispose of or to hold separately all or any portion of the business or assets of Law Companies or any of its subsidiaries or of MACTEC or Merger Sub or any other affiliate of MACTEC, or imposes any material limitation on MACTEC or Merger Sub or any other affiliate of MACTEC to conduct their business or own such assets;

o there shall have been instituted or pending any action, proceeding or counterclaim by any governmental entity seeking to, directly or indirectly, result in any of the consequences referred to in the preceding bulletpoint;

o no change in or effect on the business, assets, liabilities, results of operations or condition of Law Companies or any of its subsidiaries shall have occurred that is materially adverse to Law Companies or any of its subsidiaries, taken as a whole, or prevents, materially delays or materially impairs the ability of Law Companies to complete the transactions contemplated by the merger agreement;

o Law Companies' representations and warranties in the merger agreement shall be true and correct in all material respects (without giving effect to any limitation as to materiality or material adverse effect in such representations and warranties);

o    Law  Companies  and  its   subsidiaries  not  having  any  indebtedness  or
     guarantees of any indebtedness other than under its two letters of credit outstanding on November 20, 2001;

o Law Companies shall have paid all accrued but unpaid dividends in respect of the Preferred Stock through the time of completion of the merger;

29

o all rights under the warrants held by Virgil R. Williams and James M. Williams, Jr. shall have expired or been terminated;

o holders of fewer than 5% of the shares of Company Stock shall have exercised dissenters' rights of appraisal under Georgia law;

o Bruce C. Coles and Robert B. Fooshee shall have executed and delivered employment agreements or amendments to the existing employment agreements with the surviving corporation in the merger; and

o Law Companies shall have at least $11.8 million of cash or cash equivalents, after giving effect to the dividend payments for the Preferred Stock in accordance with the merger agreement, but prior to giving effect to (i) a payment of $1.8 million to the Law Companies pension plan and (ii) a payment of a $1.0 million settlement payment relating to a settled litigation claim.


     The obligation of Law Companies to complete the merger is also subject to the satisfaction or waiver by Law Companies at or prior to the effective time of the merger of the following material conditions:

o each of MACTEC and Merger Sub shall have performed in all material respects each of its obligations under the merger agreement required to be performed by it at or prior to the effective time of the merger;

o MACTEC's and Merger Sub's representations and warranties in the merger agreement shall be true and correct in all material respects (without giving effect to any limitation as to materiality in such representations and warranties); and

o the surviving corporation in the merger shall have executed and delivered employment agreements or amendments to the existing employment agreements with each of Bruce C. Coles and Robert B. Fooshee.

Indemnification


     Indemnification of MACTEC, the Surviving Corporation and their Subsidiaries. From and after the completion of the merger, MACTEC, the surviving corporation in the merger and their respective subsidiaries will be indemnified against any claims, losses and damages arising out of or resulting from:

o the inaccuracy of any representation or warranty made by Law Companies in the merger agreement or any certificate delivered in connection with the merger agreement;

o the failure by Law Companies to perform any of its covenants, agreements or obligations under the merger agreement required to be performed before the completion of the merger;

o any liability of Law Companies or any of its subsidiaries for any taxes with respect to periods prior to the completion of the merger;

o the disallowance of any tax credit for which Tax Credit Proceeds are received or realized by the surviving corporation in the merger after the completion of the merger;

30

o the settlement of, or judgments paid based on, litigation pending on or prior to the completion of the merger in excess of amounts specified in the merger agreement;

o a third-party environmental claim relating to the properties owned or operated by Law Companies prior to the completion of the merger in excess of applicable reserves specified in the merger agreement;

o any indemnification claims made under the Jacobs Purchase Agreement that are not satisfied by the Jacobs Escrow;

o any of four specific significant Law Companies customer contracts not being renewed on or before March 15, 2002 for a full one-year term, on terms and conditions that are no less advantageous to Law Companies than the terms and conditions in effect at the time of completion of the merger;

o any amount by which Law Companies' expenses relating to the merger exceed $1.6 million; and

o the amount, if any, by which Law Companies' cash or cash equivalents at the closing of the merger, after giving effect to the dividend payments for the Preferred Stock in accordance with the merger agreement, but prior to giving effect to (i) the payment of $1.8 million to the Law Companies pension plan and (ii) a payment of a $1.0 million settlement payment relating to a settled litigation claim, is less than $14.0 million.


     Indemnification  of  Law  Companies'  Shareholders.   From  and  after  the
completion of the merger, Law Companies' shareholders will be indemnified against any claims, losses and damages arising out of or resulting from:

o the inaccuracy of any representation or warranty made by MACTEC or Merger Sub in the merger agreement; and

o the failure by MACTEC or Merger Sub to perform any of their respective covenants, agreements, or obligations under the merger agreement required to be performed before the completion of the merger.


     The sole and exclusive source for indemnification under the merger agreement is funds deposited in the Secondary Escrow. Under the merger agreement, there is no right to indemnification for several specified types of claims unless the loss arising out of one of such claims exceeds $15,000, and then only to the extent that all of such claims equal or exceed $250,000.

Termination


     The merger agreement may be terminated and the merger may be abandoned at any time prior to the effective time of the merger, whether before or after the approval by shareholders of Law Companies, by mutual written consent duly authorized by the Boards of Directors of Law Companies and MACTEC.


     The merger agreement may be terminated and the merger may be abandoned at any time prior to the effective time of the merger, whether before or after the approval by shareholders of Law Companies, by either MACTEC or Law Companies if:

31

o a governmental entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the merger, which order, decree, ruling or other action is final and nonappealable; provided, that the party seeking to terminate the merger agreement shall have used its reasonable efforts to remove, lift, vacate or reverse such order, decree or ruling; or

o upon written notice from one party to the other, if any of the conditions to such party's obligation to complete the merger shall not have been satisfied on or before February 15, 2002 for any reason other than a material breach or default by such party of any of its covenants or obligations under the merger agreement or any of its representations or warranties in the merger agreement not being true and correct in all material respects.


     The merger agreement may be terminated and the merger may be abandoned at any time prior to the effective time of the merger, whether before or after the approval by shareholders of Law Companies, by MACTEC if:

o    the Board of Directors of Law Companies or any committee thereof shall have
     (i) withdrawn or modified or publicly proposed to withdraw or modify in a manner adverse to MACTEC or Merger Sub its approval or recommendation of the merger agreement or (ii) failed to reaffirm publicly and unconditionally its recommendation to the Law Companies' shareholders to approve and adopt the merger agreement and the transactions contemplated thereby, which public affirmation must be made within five business days after MACTEC's written request to do so;

o Law Companies is in material breach or default of any of its covenants, obligations, representations or warranties in the merger agreement (without giving effect to any limitation as to materiality in the representations and warranties); provided that if such breach is curable through the exercise of Law Companies' commercially reasonable efforts, MACTEC may not terminate the merger agreement on this basis unless such breach is not cured on or prior to the date that is 20 days after written notice of such breach is given by MACTEC to Law Companies; or

o MACTEC and Merger Sub have not obtained all necessary financing for completion of the merger on the terms and conditions stated in the Commitment Letter; provided that, in certain circumstances, MACTEC may not terminate the merger agreement on this basis unless it pays the termination fee described below to Law Companies.


     The merger agreement may be terminated and the merger may be abandoned at any time prior to the effective time of the merger, whether before or after the approval by shareholders of Law Companies, by Law Companies if:

o MACTEC or Merger Sub is in material breach or default of any of its covenants, obligations, representations or warranties in the merger agreement (without giving effect to any limitation as to materiality in the representations and warranties); provided that if such breach is curable through the exercise of MACTEC's or Merger Sub's commercially reasonable efforts, Law Companies may not terminate the merger agreement on this basis unless such breach is not cured on or prior to the date that is 20 days after written notice of such breach is given by Law Companies to MACTEC;

32

o Law Companies receives a Superior Proposal, which Superior Proposal the Law Companies Board of Directors determines to be more favorable to the shareholders of Law Companies from a financial point of view than the merger, and for which financing is, in the judgment of the Board of Directors, as likely to be obtained as the financing of MACTEC under the Commitment Letter, and Law Companies pays the termination fee specified below; or

o The Commitment Letter is modified or amended and Law Companies notifies MACTEC of its intent to terminate within ten days after notification of such modification or amendment.

Termination Fees

     The merger agreement provides the following with respect to reimbursement of expenses and the payment of termination fees in the event of termination of the merger agreement for the following reasons specified in the merger agreement:

o If MACTEC terminates the merger agreement because it has not obtained the necessary financing under the Commitment Letter, the merger agreement provides that it must pay Law Companies a termination fee of $750,000. However, MACTEC may terminate the merger agreement because it has not obtained such financing without paying the termination fee if (i) any banking moratorium is declared by New York, Texas or United States authorities, there is any material adverse change after November 14, 2001 in the market for syndicated facilities similar in nature to MACTEC's credit facilities, or there is any material disruption of, or material adverse change in, financial, banking or capital markets generally, in each case as determined in writing by MACTEC's bank in its sole discretion, or
     (ii) there is any change in or effect on the business, assets, liabilities, results of operations or financial condition of Law Companies or any of its subsidiaries that is materially adverse to Law Companies or any of its subsidiaries, taken as a whole, or prevents, materially delays, or materially impairs the ability of Law Companies to complete the merger.

o If Law Companies terminates the merger agreement because it has received a Superior Proposal, the merger agreement provides that it must pay MACTEC a termination fee of $2.5 million, plus up to $500,000 of MACTEC's expenses.

Amendment


     The merger agreement may be amended by action taken by Law Companies, MACTEC and Merger Sub at any time before or after adoption of the merger agreement by the shareholders of Law Companies; provided, however, that, after any such approval by the shareholders of Law Companies, no amendment shall be made that is not otherwise permitted under the Georgia Business Corporation Code.

                      LAW COMPANIES VOTING AGREEMENT


     MACTEC has entered into a voting agreement, dated November 20, 2001, with Virgil R. Williams, JMW West-Stone L.L.L.P., JMW East-Stone, L.L.L.P., and Clay
E. Sams under which these Law Companies shareholders generally have agreed for a specified period to vote all of their shares of Company Stock in favor of approval and adoption of the merger agreement and approval of the merger and against any other transaction that would either frustrate the purposes of, or prevent or delay the completion of, the merger. These shareholders, each of which is, or is controlled by, a director of Law Companies, hold an aggregate of 51% of the Company Stock.

33


                               Appraisal Rights


     Law Companies shareholders have the right to dissent from the merger and receive cash payment for their shares of Company Stock by following the procedures set forth in Sections 14-2-1301 through 14-2-1332 of the Georgia Business Corporation Code. The following is only a summary of the provisions of the Georgia Business Corporation Code and is qualified in its entirety by reference to the full text of such provisions, a copy of which is attached as Appendix C hereto.


     The Georgia Business Corporation Code provides that any dissenting shareholder who wants to object to the merger and receive payment in cash for the fair value of his or her Company Stock must deliver written notice of his or her intent to dissent and demand payment of the fair value of his or her shares prior to the vote regarding the merger. The notice must be delivered to Law Companies Group, Inc., 1105 Sanctuary Parkway, Suite 300, Alpharetta, Georgia 30004, Attention: Keith C. Groen, Secretary. Voting in favor of the merger proposal will waive a shareholder's dissenters' rights.


     If the Law Companies shareholders approve the merger, Law Companies is required to send a form of dissenters' notice to each of the dissenting shareholders who filed a written notice of his or her intent to dissent prior to the vote regarding the merger and who did not vote in favor of the merger. This dissenters' notice must:

o state where the dissenting shareholders' payment demand must be sent and where and when certificates for certificated shares must be deposited,

o inform the holders of uncertificated shares to what extent transfer of such shares will be restricted after payment demand is made,

o state the date by which Law Companies must receive the payment demand, as fixed by Law Companies between 30 and 60 days after the date the dissenter's notice is delivered, and

o contain a copy of Article 13 of the Georgia Business Corporation Code relating to dissenters' rights.


     Law Companies is required to send the dissenters' notice to each of the dissenting shareholders no later than ten days after the date of the merger. The dissenters' notice will be sent to each dissenting shareholder at his or her address as it appears in the stock transfer books of Law Companies, unless the dissenting shareholder provides Law Companies with a different address.


     Each dissenting shareholder to whom Law Companies sends a dissenter's notice must submit a payment demand for his or her shares to Law Companies in accordance with the terms of the dissenters' notice. The payment demand must contain the name and address of the dissenting shareholder, the number of shares as to which the dissenting shareholder is demanding payment (which must be all of the shares of capital stock of Law Companies which he or she owns) and a demand for payment of the fair value of his or her shares. Any dissenting shareholder who does not submit a payment demand as set forth in the dissenters' notice loses his or her rights to dissent and will not be entitled to payment for his or her shares pursuant to the dissenters' rights provisions of the Georgia Business Corporation Code.


     Within ten days of the later of the closing date of the merger or Law Companies' receipt of the first payment demand, Law Companies shall offer to pay the dissenting shareholders who have complied with the provisions of the Georgia Business Corporation Code the amount Law Companies estimates to be the fair value of the shares, plus any accrued interest. Law Companies' offer of payment shall be accompanied by:

34

o Law Companies' balance sheet as of the fiscal year ended not more than 16 months before the date of payment;

o    Law Companies' income statement for that year;

o a statement of changes in Law Companies' shareholders' equity for that year;

o    Law Companies' latest available interim financial statements, if any;

o    a statement of Law Companies' estimate of the fair value of the shares;

o    an explanation of how the interest on the shares was calculated;

o a statement of the dissenting shareholder's right to demand payment of a different amount if the dissenting shareholder is dissatisfied with the offer; and

o    a copy of Article 13 of the Georgia Business Corporation Code.


     A dissenting shareholder may accept Law Companies' offer by providing written notice to Law Companies within 30 days after the date that Law Companies made the offer. A dissenting shareholder is deemed to have accepted such offer by failure to respond within said 30 days. If the offer is accepted or deemed accepted, Law Companies will pay for the dissenting shareholder's Company Stock within 60 days after the date Law Companies made the offer or the date of the merger, whichever date is later. If a dissenting shareholder is dissatisfied with Law Companies' offer, such dissenting shareholder may make a second payment demand, notifying Law Companies in writing of, and demanding payment of, his or her own estimate of the fair value of his or her shares and the amount of interest due. A dissenting shareholder waives his or her right to demand payment of a different amount than that offered by Law Companies unless such dissenting shareholder makes a second payment demand within 30 days after the date Law Companies makes its offer.


     If a dissenting shareholder's second payment demand remains unsettled, within 60 days after Law Companies receives the dissenting shareholder's second payment demand, Law Companies will submit the matter to the Superior Court of Gwinnett County, Georgia to determine the fair value of the shares and accrued interest. Law Companies shall make all dissenting shareholders whose second payment demand remains unsettled parties to the court proceeding. In the proceeding, the court will fix a value of the shares and may appoint one or more appraisers to receive evidence and recommend a decision on the question of fair value. If Law Companies does not commence the proceeding within 60 days after receiving the dissenting shareholder's second payment demand, Law Companies shall pay each dissenting shareholder whose second payment demand remains unsettled the amount demanded by each such dissenting shareholder in his or her second payment demand.


     The determination of a "fair value" necessarily involves matters of judgment upon which reasonable persons may disagree. The Georgia Business Corporation Code provides that, for purposes of dissenters' rights, the value of the Company Stock is determined immediately before the effectuation of the merger and that the fair value excludes any appreciation or depreciation in anticipation of the merger.

35


                      INFORMATION CONCERNING LAW COMPANIES


     Headquartered in Atlanta, Georgia, Law Companies was established in 1946 and has built a reputation as one of the nation's leading engineering, environmental and design consulting services companies. With specialists in more than 30 scientific and engineering disciplines, Law Companies' staff of 2000 professionals works from 50-plus offices across the U.S. Law Companies' technical experts provide solutions to clients in the following service areas: engineering, environmental, facilities engineering, industrial risk, transportation, telecommunications and water engineering.


                SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND
                           MANAGEMENT OF LAW COMPANIES

Security Ownership of Management


     The following table sets forth certain information, as of November 15, 2001, regarding the beneficial ownership of Common Stock and Preferred Stock of
(i) Law Companies' Chief Executive Officer and its four most highly compensated executive officers other than its Chief Executive Officer during 2000 (each, a "Named Executive Officer"), (ii) each director and (iii) all directors and executive officers of Law Companies as a group. Each person or group has sole voting and investment power with respect to all shares of the Company Stock so owned, except as otherwise noted.

                                      Number of Shares
                                   Beneficially Owned (1)      Percent of Class
                                   ----------------------      ----------------
                                 Common         Preferred      Common  Preferred
 Name of Beneficial Owner         Stock           Stock         Stock     Stock
Bruce C. Coles+++                93,751 (2)            0         2.45%        *
Robert B. Fooshee+++             30,625 (2)            0            *         *
Robert S. Gnuse++                20,849 (2)            0            *         *
Walter T. Kiser+                      0                0            *         *
Joe A. Mason+                         0                0            *         *
Jon A. McCarthy++                 9,603 (2)            0            *         *
Steven Muller+                    1,000                0            *         *
Clay E. Sams+                    85,425                0         2.23%        *
Lawrence J. White++               5,968 (2)            0            *         *
James M. Williams, Jr.+       1,346,368 (3)(4)   481,699 (4)    35.12%    50.00%
Jerald H. Williams+                   0                0            *         *
John Y. Williams+ (7)                 0                0            *         *
Michael D. Williams+                  0                0            *         *
Virgil R. Williams+           1,353,718 (3)(5)   481,699 (5)    35.32%    50.00%
All executive officers and
     directors as a group
     (14 persons)             1,983,909 (6)      963,398        52.44%   100.00%

*Less than one percent
+Director
++Named Executive Officer

(1) The number of shares of Company Stock beneficially owned by the persons named in the table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and includes shares subject to options or warrants which may be exercised, and shares of Common Stock issuable upon conversion of Preferred Stock, in each case within 60 days of November 20, 2001.

36

(2) The shares shown include the following number of shares that the following individuals may acquire upon exercise of options to purchase Common Stock:
     Bruce C. Coles: 84,000; Robert B. Fooshee: 29,800; Robert S. Gnuse: 9,800; John A. McCarthy: 8,600; and Lawrence J. White: 5,800.
(3) The shares shown include (i) 481,699 shares of Common Stock that each of the JMW East-Stone, L.L.L.P. (the "Partnership I") and Virgil R. Williams may acquire upon conversion of Preferred Stock, and (ii) an aggregate of 963,398 shares issuable to the Partnership I and Virgil R. Williams upon exercise of Correlating Warrants (as defined in the Articles of Incorporation) owned jointly by the Partnership I and Virgil R. Williams. The number of shares of Common Stock issuable upon conversion of Preferred Stock will be reduced by an amount equal to the number of shares of Common Stock actually issued upon exercise of Correlating Warrants. Likewise, the number of shares issuable upon exercise of Correlating Warrants will be reduced by an amount equal to the number of shares of Common Stock actually issued upon conversion of Preferred Stock.
(4) The shares shown are owned by the Partnership I and the JMW West-Stone, L.L.L.P. (the "Partnership II"). James M. Williams, Jr. is a general partner of the Partnership I and the Partnership II. Mr. Williams, by reason of his majority interest in the Partnership I and the Partnership II, controls the right to vote the shares and derivative securities and to engage in any action with respect to the shares and derivative securities. The address of Mr. Williams, the Partnership I, and the Partnership II is 2076 West Park Place, Stone Mountain, Georgia 30087.
(5) Mr. Virgil R. Williams' address is 2076 West Park Place, Stone Mountain, Georgia 30087.
(6) Includes 138,000 shares that may be acquired upon exercise of options to purchase Common Stock and 963,398 shares issuable upon conversion of Preferred Stock and/or exercise of Correlating Warrants.
(7) John Y. Williams is not related to either James M. Williams, Jr., Virgil R. Williams, Jerald H. Williams or Michael D. Williams.

Principal Shareholders


     The following table sets forth information, as of November 20, 2001, regarding the ownership of Common Stock and Preferred Stock by each person known to Law Companies to be the beneficial owner of more than 5% of Law Companies' Common Stock or Preferred Stock.

                                  Number of Shares
                                Beneficially Owned (1)        Percent of Class
                                ----------------------        ----------------
                                Common          Preferred    Common    Preferred
 Name of Beneficial Owner       Stock            Stock        Stock      Stock
James M. Williams, Jr.      1,346,368 (2)(3)   481,699 (3)    35.12%      50.00%
Virgil R. Williams          1,353,718 (2)      481,699        35.32%      50.00%
JMW East-Stone, L.L.L.P.    1,054,025 (2)(3)   481,699 (3)    27.50%      50.00%
JMW West-Stone, L.L.L.P.      292,343 (3)            0         7.63%          *

(1) The number of shares of Company Stock beneficially owned by the persons named in the table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and includes shares subject to options or warrants which may be exercised, and shares of Common Stock issuable upon conversion of Preferred Stock, in each case within 60 days of November 20, 2001.

37

(2) The shares shown include (i) 481,699 shares of Common Stock that each of the Partnership I and Virgil R. Williams may acquire upon conversion of Preferred Stock, and (ii) an aggregate of 963,398 shares issuable to the Partnership I and Virgil R. Williams upon exercise of Correlating Warrants owned jointly by the Partnership I and Virgil R. Williams. The number of shares of Common Stock issuable upon conversion of Preferred Stock will be reduced by an amount equal to the number of shares of Common Stock actually issued upon exercise of Correlating Warrants. Likewise, the number of shares issuable upon exercise of Correlating Warrants will be reduced by an amount equal to the number of shares of Common stock actually issued upon conversion of Preferred Stock. Mr. Virgil R. Williams' address is 2076 West Park Place, Stone Mountain, Georgia 30087.
(3) The shares shown are owned by the Partnership I and the Partnership II. James M. Williams, Jr. is a general partner of the Partnership I and the Partnership II. Mr. Williams, by reason of his majority interest in the Partnership I and the Partnership II, controls the right to vote the shares and derivative securities and to engage in any action with respect to the shares and derivative securities. The address of Mr. Williams, the Partnership I and the Partnership II is 2076 West Park Place, Stone Mountain, Georgia 30087.

                INFORMATION CONCERNING MACTEC AND MERGER SUB


     MACTEC, established in 1975, is a leading infrastructure engineering services company offering the full spectrum of design, development, management and redevelopment services to industrial, commercial and government clients throughout the U.S. Environmental management services provided by MACTEC include risk assessment; engineering and design; innovative technology applications; remediation and construction; decontamination and decommissioning; water/wastewater management; air quality management; environmental restoration and waste management operations and maintenance; quality assurance; regulatory compliance; and strategic environmental program management. MACTEC provides these services through a network of 70 offices nationwide and currently employs nearly 2,400 staff members.


     Merger Sub is a corporation formed by a subsidiary of MACTEC to effect the merger. Merger Sub will not have any significant assets or liabilities or engage in any activities other than those related to completing the merger.


                          SHAREHOLDER PROPOSALS


     Due to the contemplated completion of the merger, Law Companies does not currently expect to hold a 2002 Annual Meeting of Shareholders. However, if the merger is not completed and such a meeting is held, shareholder proposals for inclusion in proxy materials for such meeting would have to have been submitted to the Secretary of Law Companies in writing and received at the executive offices of Law Companies by December 17, 2001. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to shareholders' proposals.


                         INDEPENDENT AUDITORS


     Representatives of Ernst & Young LLP, independent auditors, are expected to be present at the special meeting with an opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to appropriate questions.

                                                                   APPENDIX A














                                  AGREEMENT AND
                                 PLAN OF MERGER
                                  BY AND AMONG
                                  MACTEC, INC.,
                          HAWK ACQUISITION CORPORATION
                          AND LAW COMPANIES GROUP, INC.

                                    AGREEMENT

                                       AND

                                 PLAN OF MERGER

                                TABLE OF CONTENTS

ARTICLE I         DEFINITIONS..................................................1
ARTICLE II        THE MERGER...................................................8
2.1           The Merger.......................................................8
2.2           Effective Time; Closing..........................................8
2.3           Effects of the Merger............................................9
2.4           Subsequent Actions...............................................9
2.5           Articles of Incorporation and Bylaws.............................9
2.6           Directors and Officers...........................................9
2.7           Conversion of Company Shares.....................................9
2.8           Conversion of Acquisition's Capital Stock.......................10
2.9           Employee Options................................................10
2.10          Merger Consideration............................................10
2.11          Secondary Escrow Agreement......................................11
2.12          Voting Agreement................................................11
2.13          Special Purpose Representative Committee........................11
ARTICLE III       DISSENTING SHARES; EXCHANGE OF SHARES.......................13
3.1           Dissenting Shares...............................................13
3.2           Exchange of Shares..............................................13
ARTICLE IV        REPRESENTATIONS AND WARRANTIES OF THE COMPANY...............15
4.1           Organization and Qualification; Subsidiaries....................15
4.2           Capitalization..................................................15
4.3           Authority Relative to this Agreement............................16
4.4           Consents and Approvals; No Violation............................17
4.5           SEC Filings; Financial Statements...............................17
4.6           Absence of Certain Changes and Events...........................18
4.7           Proxy Statement.................................................20
4.8           Title and Status of Assets and Properties.......................21
4.9           Proceedings.....................................................21
4.10          Employee Benefit Plans, Etc.....................................21
4.11          Environmental Matters...........................................24
4.12          Labor Matters...................................................26
4.13          Intellectual Property...........................................26
4.14          Brokers.........................................................28
4.15          Taxes...........................................................28
4.16          Real Properties.................................................28
4.17          Compliance with Laws............................................29
4.18          Interested Party Transactions...................................29
4.19          Insurance; Bonds................................................29
4.20          Certain Business Practices......................................30
4.21          Agreement, Contracts and Commitments............................30
4.22          Government Contracts............................................32
4.23          Merger Payments.................................................33
4.24          Certain Approvals...............................................33
4.25          Relationships with Customers, Suppliers and Representatives.....33
4.26          Permits.........................................................33
4.27          Company Action..................................................34
4.28          Fairness Opinion................................................34
4.29          Payments to Company Shareholders................................34
4.30          Indemnity Claims................................................34
4.31          Accounts Receivable.............................................34
4.32          Bank Accounts...................................................34
ARTICLE V         REPRESENTATIONS AND WARRANTIES OF ACQUIROR AND ACQUISITION..35
5.1           Organization....................................................35
5.2           Authority Relative to this Agreement............................35
5.3           Consents and Approvals; No Violation............................35
5.4           Proxy Statement.................................................35
5.5           No Violation of the Margin Rules................................36
5.6           Brokers.........................................................36
5.7           Acquiror and Acquisition Action.................................36
5.8           Financing Commitment............................................36
ARTICLE VI        CONDUCT OF BUSINESS PENDING THE MERGER......................36
6.1           Certain Affirmative Covenants of the Company....................36
6.2           Certain Negative Covenants of the Company.......................37
ARTICLE VII       ADDITIONAL AGREEMENTS.......................................39
7.1           No Solicitation.................................................39
7.2           Access to Information...........................................39
7.3           Confidentiality; Public Announcement............................40
7.4           Proxy Statement.................................................41
7.5           Notification of Certain Matters; Equitable Relief...............42
7.6           Antitrust Notification..........................................42
7.7           Takeover Statutes...............................................43
7.8.          Tax Returns and Payments........................................43
7.9.          FIRPTA Certification............................................44
7.10.         Jacobs Escrow Claims............................................44
7.11.         Termination of Company Plans....................................44
7.12.         Title Commitments and Surveys; Title Curative...................45
7.13.         Environmental Assessments.......................................45
7.14.         Employment Agreements...........................................46
7.15.         Special Contracts...............................................46
7.16.         Financing Commitment Notice.....................................46
ARTICLE VIII      CONDITIONS TO CONSUMMATION OF THE MERGER....................46
8.1           Conditions to Each Party's Obligation to Effect the Merger......46
8.2           Conditions to Obligation of the Company to Effect the Merger....46
8.3           Conditions to Obligation of Acquiror and Acquisition to Effect the
                 Merger.......................................................47
ARTICLE IX        TERMINATION; AMENDMENT; WAIVER..............................49
9.1           Indemnification for the Company.................................49
9.2           Indemnification by Acquiror.....................................50
9.3           Procedure for Indemnified Third Party Claim.....................50
9.4           Survival; Time for Making Claims................................51
9.5           Other Indemnification...........................................51
9.6           Limitations on Indemnification..................................51
9.7           Escrows.........................................................52
9.8           Interest........................................................53
9.9           No Contribution From Company....................................53
ARTICLE X         TERMINATION; AMENDMENT; WAIVER..............................54
10.1          Termination.....................................................54
10.2          Notice of Termination; Effect of Termination....................55
ARTICLE XI        MISCELLANEOUS...............................................56
11.1          Amendment.......................................................56
11.2          Expenses........................................................56
11.3          Waiver..........................................................56
11.4          Validity........................................................56
11.5          Arbitration.....................................................56
11.6          Directors and Officers Insurance................................57
11.7          Entire Agreement; Assignment....................................57
11.8          Payment of Company Transaction Expenses.........................57
11.9          Notices.........................................................58
11.10         Schedules.......................................................59
11.11         Governing Law...................................................59
11.12         Interpretation..................................................59
11.13         Counterparts....................................................59
11.14         Parties in Interest.............................................59
11.15         Severability....................................................59
11.16         Attorneys Fees..................................................60
11.17         Waiver of Jury Trial............................................60

                          AGREEMENT AND PLAN OF MERGER

     AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of November 20, 2001, by and among MACTEC, Inc., a Colorado corporation ("Acquiror"), Hawk Acquisition Corporation, a Georgia corporation and an indirect wholly-owned subsidiary of Acquiror ("Acquisition"), and Law Companies Group, Inc., a Georgia corporation fka LawGibb Group, Inc. (the "Company").

                                    RECITALS

     A. The Boards of Directors of  Acquiror,  Acquisition  and the Company have each determined that it is in the best interests of their respective shareholders for Acquisition to merge with and into the Company (the "Merger"), upon the terms and subject to the conditions set forth in this Agreement.

     B. The Board of Directors of the Company (the "Board") has approved and certain shareholders of the Company have agreed to approve this Agreement and the Merger as required by applicable Legal Requirements.

     C. The Boards of Directors of Acquiror and Acquisition, and the sole shareholder of Acquisition, have approved this Agreement and the Merger as required by applicable Legal Requirements.

                                   AGREEMENTS

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, Acquiror, Acquisition and the Company hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     As used in this Agreement, the following terms (whether used in singular or plural forms) shall have the following meanings:

     "Accommodation Obligations" means any contractual obligation, contingent or otherwise, of one Person with respect to any indebtedness, obligation or liability of another, including, without limitation, direct and indirect guarantees, endorsements (except for collection or deposit in the ordinary course of business), notes co-made or discounted, recourse agreements and take-or-pay agreements.

     "Acquiror" has the meaning given in the Preamble.

     "Acquisition" has the meaning given in the Preamble.

     "Affiliate" means, with respect to any Person, a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such Person.

1

     "Balance Sheet" has the meaning given in Section 4.5.

     "Bid" means any quotation, bid or proposal by the Company, any of the Subsidiaries or any of their respective Affiliates which, if accepted or awarded, would lead to a Contract with a Governmental Authority or any other entity, including a prime contractor or a higher tier subcontractor to a Governmental Authority, for the design, manufacture or sale of products or the provision of services by the Company or any of the Subsidiaries.

     "Board" has the meaning given in the Recitals.

     "Capex Budget" means the Company's capital expenditure for its 2001 fiscal year budget attached hereto as Schedule 1(a).

     "Cash Shortfall Amount" means the amount, if any, by which the Company Closing Cash is less than $14 million.

     "Certificate of Merger" has the meaning given in Section 2.2.

     "Closing" has the meaning given in Section 2.2.

     "Closing Cash Consideration" has the meaning given in Section 2.10.

     "Closing Date" means the date on which Closing occurs.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commitment" has the meaning given in Section 5.8.

     "Company" has the meaning given in the Preamble.

     "Company Assets" has the meaning given in Section 4.8.

     "Company Closing Cash" means the cash or cash equivalents (including the Company Transaction Expenses deemed to be cash equivalents pursuant to Section 11.8) of the Company and the Subsidiaries at the Effective Time, after giving effect to the dividend payments for the Company Preferred Stock made by the Company in accordance with Section 8.3 but prior to giving effect to (a) payment of the Pension Funding Amount and (b) the $1,000,000 settlement payment identified on Schedule 4.6.

     "Company Common Stock" means the Company's common stock, par value $1.00 per share.

     "Company Insurance Policies" has the meaning given in Section 4.19.

     "Company Option" means any option, warrant or other right to purchase Company Shares, including, without limitation, options issued pursuant to the Stock Option Plan, the Williams Warrants and the Williams Options.

     "Company Pension Plan" has the meaning given in Section 7.11.

2

     "Company Permits" has the meaning given in Section 4.26.

     "Company Plan" and "Company Plans" have the meaning given in Section 4.10.

     "Company Preferred Stock" means the Company's cumulative convertible redeemable preferred stock, no par value per share.

     "Company Share" means any share of the Company Common Stock or Company Preferred Stock.

     "Company Transaction Expenses" means all out-of-pocket costs and expenses incurred by the Company at or prior to Closing in connection with the Merger, including, without limitation, the Special Purpose Representative Committee Expense, and all legal, investment banking, actuarial, accounting and other fees and expenses.

     "Company 401(k) Plan" has the meaning given in Section 4.2.

     "Contract" means any written contract, mortgage, deed of trust, bond, indenture, lease, note, franchise, option, warrant, right, or other agreement, any oral obligation, right or agreement and any change or amendment thereto.

     "Covered Company Option" means Company Options that are exercisable as of the Effective Time at an exercise price of less than $23.50 per share of Company Common Stock.

     "Dissenting Shares" has the meaning given in Section 3.1.

     "Effective Time" has the meaning given in Section 2.2.

     "Employment Agreements" has the meaning given in Section 7.14.

     "Environmental Claim" means any claim, action, cause of action, investigation or notice (written or oral) by any Person or Governmental Authority alleging potential liability (including, without limitation, potential liability for investigatory costs, cleanup costs, response costs, natural resources damages, property damages, personal injuries, or penalties) arising out of, based on or resulting from (a) the presence, or release or threatened release, of any Hazardous Material at any location, whether or not owned, leased or operated by the Company or the Subsidiaries, or (b) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

     "Environmental Laws" means any federal, state, local or foreign statute, law (including common law), treaty, ordinance, rule, regulation, policy, permit, consent, approval, license, judgment, order, administrative order or decision, decree or injunction relating to: (a) Releases or threatened Releases of Hazardous Material into the environment, (b) the generation, treatment, storage, recycling, presence, disposal, use, handling, manufacturing, transportation or shipment of Hazardous Material, (c) natural resources, or (d) human health or the environment, and includes all environmental laws or terms of similar import as they are defined in any indemnification provision in any contract, lease, or agreement to which Company or the Subsidiaries is a party.

3

     "Environmental Permits" has the meaning given in Section 4.11.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and rules and regulations promulgated thereunder.

     "Escrow Agent" means SunTrust Bank, a Georgia banking corporation.

     "Exchange Act" means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

     "Excess Expense Amount" means the amount that is equal to the amount, if any, by which the Company Transaction Expenses exceed $1.6 million.

     "Financing Source" has the meaning given in Section 7.2.

     "GAAP" means United States generally accepted accounting principles.

     "GBCC" means the Georgia Business Corporation Code.

     "Governmental Authority" means the United States of America, any state, commonwealth, territory or possession thereof, any foreign state or government, and any political subdivision or quasi-governmental authority of any of the same, including but not limited to courts, administrative bodies, arbitrators, tribunals, departments, commissions, boards, bureaus, agencies, counties, municipalities, provinces, and other instrumentalities.

     "Government Contract" means any prime contract, subcontract, teaming agreement or arrangement, joint venture, option, basic ordering agreement, forward pricing rate agreement, letter contract, purchase order, delivery order, change order, task order, arrangement or other commitment of any kind relating to the business of the Company or any of the Subsidiaries between the Company and/or any of the Subsidiaries and (i) any Governmental Authority, (ii) any prime contractor to a Governmental Authority or (iii) any subcontractor with respect to any Contract described in clause (i) or (ii).

     "Hazardous Material" means (a) hazardous substances (as defined in 42 U.S.C. ss.9601(14)), (b) petroleum or petroleum products, including crude oil and any fractions thereof, (c) natural gas, synthetic gas and any mixtures thereof, (d) asbestos and/or asbestos containing materials, (e) polychlorinated biphenyls ("PCBs") or materials containing PCBs, (f) radioactive materials, and
(g) pollutants, contaminants or hazardous, toxic or dangerous substances, materials or wastes or terms of similar import that are identified, defined, listed or regulated by any Governmental Authority or under any Environmental Law or defined in any indemnification provision in any contract, lease, or agreement to which the Company or the Subsidiaries is a party.

     "Holder" means each holder, as of the Effective Time, of any Company Shares or Covered Company Options.

     "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

4

     "Jacobs Escrow" means the escrow established pursuant to the Escrow Agreement dated May 3, 2001, among the parties to the Jacobs Purchase Agreement and ABN AMRO Trust Company (Jersey) Limited, as escrow agent.

     "Jacobs Escrow Funds" means all funds in the escrow account established pursuant to the Jacobs Purchase Agreement.

     "Jacobs Purchase Agreement" means the Stock Purchase Agreement dated as of April 28, 2001 among the Company, Jacobs Engineering Group Inc. and certain of its Affiliates.

     "Judgment"  means  any  judgment,   writ,  order,   injunction,   voluntary
settlement agreement, award or decree (including any consent decree) of any court, judge, justice, arbitrator or magistrate, including any bankruptcy court or judge or any other Governmental Authority.

     "knowledge" of the Company with respect to any fact or matter means that any individual who is serving, or who has at the relevant time served, as a director or Executive Officer listed on Schedule 1(b) of the Company has (or after due inquiry in the ordinary course of his or her duties with reasonable diligence would have) actual knowledge of that fact or other matter.

     "Legal Requirement" means any law, ordinance, regulation, license or permit of any Governmental Authority, including, without limitation, any Environmental Laws, and any Judgment.

     "Letters of Credit" means the two letters of credit listed on Schedule 4.5(f).

     "Lien" means any liability, obligation, claim, lien, mortgage, indenture, pledge, security interest, encumbrance, charge or other adverse interest.

     "Litigation" means any claim, action, suit, proceeding, or arbitration or investigation (including a Tax audit) or procedure that could result in a Judgment.

     "Losses" means any claims, losses, liabilities, damages, Liens (other than Permitted Liens), Taxes, penalties, costs and expenses, including, without limitation, reasonable fees and disbursements of counsel.

     "Material Adverse Effect" means any change in or effect on the business, assets, liabilities, results of operations or financial condition of the Company or any of the Subsidiaries that is materially adverse to the Company or any of the Subsidiaries, taken as a whole, or prevents, materially delays or materially impairs the ability of the Company to consummate the transactions contemplated by this Agreement. "Merger" has the meaning given in the Recitals.

     "Merger Consideration" has the meaning given in Section 2.10.

     "Net R&E Tax Credit Proceeds" means the net amount, if any, of the benefit (including interest received from the Governmental Authority pursuant to the R&E Tax Credits claimed) to the Surviving Corporation of (i) any R&E Tax Credits claimed in the Company's original and amended federal Tax Returns for years 1996, 2000 and 2001 and any R&E Tax Credits claimed in the Company's original and amended Arizona, California and Georgia state Tax Returns for 1996, 1997, 1998, 1999, 2000 and 2001, less (i) the amount of any Taxes payable in respect of any such R&E Tax Credits received and (ii) net (after Taxes) expenses incurred by the Company or the Surviving Corporation in connection with the preparation and filing of such original and amended Tax Returns or the receipt of any such R&E Tax Credits, including, without limitation, fees to Ernst & Young LLP pursuant to a letter agreement dated May 3, 2000 between the Company and Ernst & Young LLP.

5

     "Net Escrow Proceeds" has the meaning given in Section 9.7.

     "Paying Agent" has the meaning given in Section 3.2.

     "Pension Funding Amount" means $1,800,000.

     "Pension Tax Benefit" means $675,000.

     "Permitted Liens" means (a) mechanics', carriers', workers' and repairers' Liens, purchase money security interests and other similar Liens arising or incurred in the ordinary course of business related to obligations as to which
(i) there is no default on the part of the Company or any of the Subsidiaries and (ii) neither the Company nor any of the Subsidiaries has received notice of the commencement of foreclosure actions with regard thereto; (b) Liens for current Taxes and assessments not yet delinquent, or the amount or validity of which is being contested in good faith by appropriate proceedings during which collection or enforcement against the relevant property is stayed, and for which the Company has set aside adequate reserves on its books; (c) applicable zoning Legal Requirements and ordinances and municipal regulations and rights reserved to or vested in any Governmental Authority to control or regulate real property and realty rights; and (d) matters disclosed on the existing title insurance policies for the real properties owned by the Company or any Subsidiary, not including the matters disclosed on the title insurance policy for the owned real property located at 5500 Guhn Road, Houston, Texas.

     "Person" shall be construed broadly and shall include any natural person, Governmental Authority, corporation, general or limited partnership, limited liability company, joint venture, trust, association, or unincorporated entity of any kind.

     "Pro Rata" means, in respect of any Holder, a percentage determined by dividing (a) the sum of the number of Company Shares held by such Holder as of the Effective Time plus the number of Company Shares issuable upon exercise of Covered Company Options held by such Holder as of the Effective Time in respect of which Closing Cash Consideration is payable in accordance with Section 2.10 by (b) the aggregate number of such Company Shares and Company Shares issuable upon exercise of such Covered Company Options held by all Holders.

     "Proxy Statement" has the meaning given in Section 4.7.

     "R&E Tax Credits" means any research and experimentation Tax credits claimed pursuant to Section 41 of the Code and corresponding sections of the Arizona Revised Statutes, California Revenue and Taxation Code and the Official Code of Georgia.

6

     "Releases" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing into the environment (including the abandonment or discarding of barrels, containers, and other closed receptacles containing any hazardous substance or pollutant or contaminant).

     "Representative" means any of the officers, directors, employees or agents of, or any investment banker, attorney, accountant or other advisor or representative retained by, the Company or the Subsidiaries.

     "Required Consents" has the meaning given in Section 6.1.

     "Rolled Company Options" means those Covered Company Options approved as such by both Acquiror and the Holders thereof prior to Closing.

     "SEC" means the Securities Exchange Commission.

     "SEC Reports" has the meaning given in Section 4.5.

     "Secondary Escrow" means the escrow account established pursuant to the Secondary Escrow Agreement.

     "Secondary Escrow Agreement" has the meaning given in Section 2.11.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "Special Contract Amount" means $500,000.

     "Special Contracts" means those contracts listed on Schedule 1(c).

     "Special Meeting" has the meaning given in Section 7.4.

     "Special Purpose Representative Committee" means a committee composed of Messrs. Walter Kiser, John Y. Williams and Joseph Mason and their successors.

     "Special Purpose Representative Committee Expense" has the meaning given in
Section 2.13.

     "Stock Option Plan" has the meaning given in Section 4.2.

     "Subsidiaries" has the meaning given in Section 4.1.

     "Surviving Corporation" has the meaning given in Section 2.1.

     "Tax Return" means any return and all related statements or other written information supplied, or required by Legal Requirements to be supplied, to any Governmental Authority in connection with any Taxes.

7

     "Taxes" means (a) all levies and assessments of any kind or nature imposed by any Governmental Authority, including but not limited to all income, sales, use, ad valorem, value added, franchise, severance, net or gross proceeds, withholding, payroll, employment, excise or property Taxes, together with any interest thereon and any penalties, additions to Tax or additional amounts applicable thereto, and (b) any liability for the payment of any amount of the type described in clause (a) above as a result of (i) being a "transferee" (within the meaning of Section 6901 of the Code) of another Person, (ii) being a member of an affiliated, combined or consolidated group or (iii) a contractual arrangement or otherwise.

     "Title Commitment" has the meaning given in Section 7.12.

     "Title Company" has the meaning given in Section 7.12.

     "Title Defect" has the meaning given in Section 7.12.

     "Williams" means Virgil R. Williams and James M. Williams.

     "Williams Options" means the options issued pursuant to the Williams Plan Option Agreement.

     "Williams Plan Option Agreement" means the Plan Option Agreement dated May 6, 1997 among the Company and the Williams.

     "Williams Warrants" means the warrant to purchase Company Common Stock, dated May 6, 1997, issued to the Williams pursuant to the Securities Purchase Agreement among the Company and the Williams, dated March 21, 1997.

                                   ARTICLE II

                                   THE MERGER

     2.1 The Merger. Upon the terms and subject to the satisfaction or, if permissible, waiver of the conditions set forth in Article VIII, and in accordance with the GBCC, at the Effective Time, Acquisition shall be merged with and into the Company. As a result of the Merger, the separate corporate existence of Acquisition shall cease and the Company shall continue as the Surviving Corporation of the Merger (the "Surviving Corporation") and shall succeed to and assume all the rights and obligations of Acquisition. Acquiror hereby approves the Merger and this Agreement.

     2.2  Effective Time; Closing.

     On the later of (i) December 28, 2001, or (ii) the earliest date practicable following satisfaction or, if permissible, waiver of all conditions to the Merger set forth in Article VIII, the parties shall cause the Merger to be consummated by filing articles of merger or a certificate of merger with the Secretary of State of the State of Georgia (the "Certificate of Merger"), in such form as required by and executed in accordance with the relevant provisions of the GBCC. The Merger shall become effective at the time when the Certificate of Merger has been duly filed with the Secretary of State of the State of Georgia or at such later time as is specified in the Certificate of Merger, as agreed by the parties (the "Effective Time"). Contemporaneously with the filing of the Certificate of Merger, a closing of the Merger ("Closing") shall be held at 9:00 a.m., Mountain Standard Time, at the offices of Morrison & Foerster LLP, 370 Seventeenth Street, Suite 5200, Denver, Colorado 80202 or at such other time or location as the parties may establish.

8

     2.3 Effects of the Merger. The Merger shall have the effects set forth in the GBCC.

     2.4 Subsequent Actions. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of either of the Company or Acquisition acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, the officers and directors of the Surviving Corporation are authorized to execute and deliver, in the name and on behalf of either the Company or Acquisition, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of each of such corporations or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out this Agreement.

     2.5 Articles of Incorporation and Bylaws.

     (a) The Restated Articles of Incorporation, as amended, of the Company, as in effect immediately prior to the Effective Time, shall, at the Effective Time, be amended to read as the Articles of Incorporation of Acquisition, as in effect immediately prior to the Effective Time, and shall be the Amended and Restated Articles of Incorporation of the Surviving Corporation, provided that, at the Effective Time, the first item of the Amended and Restated Articles of Incorporation shall read (until duly amended in accordance with applicable Legal Requirements) as follows: "I: The name of the Corporation is Law Companies Group, Inc."

     (b) The Bylaws of the Company, as in effect immediately prior to the Effective Time, shall, at the Effective Time, be amended to read as the Bylaws of Acquisition, as in effect immediately prior to the Effective Time, and shall be the Amended and Restated Bylaws of the Surviving Corporation (until duly amended in accordance with applicable Legal Requirements).

     2.6 Directors and Officers. The directors of Acquisition immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation, and the officers of the Company immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation, each to hold office from the Effective Time in accordance with the Articles of Incorporation and the Bylaws of the Surviving Corporation.

     2.7 Conversion of Company Shares. At the Effective Time, by virtue of the Merger and without any action on the part of Acquiror, Acquisition, the Company or any other Person, each Company Share issued and outstanding immediately prior to the Effective Time (other than the Dissenting Shares) shall automatically be converted into the right, subject to the provisions of Section 3.2, to receive the Merger Consideration as provided in Section 2.10 below, deliverable to the Holder thereof at the applicable times after surrender of the certificate formerly representing such Company Share in the manner provided by Section 3.2.

9

     2.8 Conversion of Acquisition's Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of Acquiror, Acquisition, the Company or any other Person, each share of common stock, par value $.01 per share, of Acquisition issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock, par value $.01 per share, of the Surviving Corporation.

     2.9 Employee Options. On or before the Effective Time, the Company shall accelerate the unvested portion of all outstanding Covered Company Options, contingent upon the successful completion of the Merger. In lieu of exercising such Covered Company Options each Holder thereof shall, upon surrender for cancellation of the same to the Company on or before the Effective Time, be entitled to receive, subject to applicable withholding requirements, the Merger Consideration as provided in Section 2.10 below; provided, however, that no Merger Consideration shall be payable for or in respect of the Williams Warrants. On or before the Effective Time, the Company shall cancel or terminate without exercise all Company Options that are not Covered Company Options. The Company shall use its reasonable best efforts to obtain any requisite consents from Holders of Company Options and make any changes in the Company's benefit plans or rights granted thereunder that are necessary to give effect to the transactions contemplated by this Section 2.9 on or before the Effective Time.

     2.10 Merger Consideration. The consideration due and payable to the Holders shall be as follows (the "Merger Consideration"):

     (a) There shall be due and payable, without interest, the following (the "Closing Cash Consideration"): (i) to the Holders of Company Shares issued and outstanding at the Effective Time, in respect of each such Company Share, cash in the amount of $23.50, in the manner set forth in Section 3.2, and (ii) to the Holders of Covered Company Options at the Effective Time, in respect of each Company Share for which a Covered Company Option (other than a Rolled Company Option or a Williams Warrant) is exercisable, an amount equal to the excess of $23.50 over the exercise or strike price for each such Company Share, payable to such Holders by a Surviving Corporation check made available by the Surviving Corporation on the Closing Date.

     (b) Acquiror shall assume by virtue of the Merger each Rolled Company Option. Each Rolled Company Option shall continue to be subject to the same terms and conditions to which it was subject immediately prior to the Effective Time (including, without limitation, any repurchase rights), except that the exercise period for each Rolled Company Option shall expire on January 1, 2012, subject to acceleration and exercise upon a change in control of Acquiror. Each Rolled Company Option shall be a fully vested and exercisable option to purchase that number of shares of Acquiror's Class A Common Stock ("New Option Shares") that is equal to the number of shares of Company Common Stock for which it is exercisable immediately prior to the Effective Time at an exercise price derived by (1) subtracting from (i) the aggregate fair market value of the New Option Shares for which it is exercisable, as of Closing, the product of (ii) (A) $23.50 multiplied by the number of Company Shares for which such Rolled Company Option was exercisable as of Closing, minus (B) the aggregate amount of the exercise prices for such Company Shares under such Rolled Company Option and (2) dividing the result by the number of New Option Shares for which it is exercisable. For purposes of this paragraph, the fair market value of New Option Shares shall be (x) the price at which shares of Acquiror's Class A Common Stock are issued by Acquiror in an arm's length transaction in connection with Closing, or (y) if no such shares are issued, the amount determined by Acquiror's Board of Directors, with the consent of the Holders of Rolled Company Options, prior to Closing.

10

     (c)  The   Surviving   Corporation   shall  pay  to  the  Special   Purpose
Representative Committee, for the Pro Rata benefit of each Holder, the Net Escrow Proceeds as and when released in accordance with Section 9.7.

     (d)  The   Surviving   Corporation   shall  pay  to  the  Special   Purpose
Representative Committee, for the Pro Rata benefit of each Holder, the Pension Tax Benefit on or before March 15, 2002. The Surviving Corporation shall keep the Special Purpose Representative Committee reasonably informed with respect to the Net R&E Tax Credit Proceeds and the payments therefor and shall not terminate the engagement of Ernst & Young LLP with respect to the R&E Tax Credits claimed for years 1996, 1997, 1998, 1999, 2000 and 2001 pursuant to the current power of attorney, dated June 20, 2000 without the approval of the Special Purpose Representative Committee, which shall not unreasonably be withheld or delayed.

     2.11 Secondary Escrow Agreement. At Closing, Acquiror, the Company and the Special Purpose Representative Committee, acting on behalf of the Holders, shall execute and deliver the Escrow Agreement in the form attached as Exhibit 2.11 (the "Secondary Escrow Agreement").

     2.12 Voting Agreement. Concurrently with the execution of this Agreement, shareholders of the Company controlling more than 50% of all issued and outstanding Company Shares have executed and delivered Voting Agreements in the form attached as Exhibit 2.12.

     2.13 Special Purpose Representative Committee.

     (a) At the Effective Time, by the approval of this Agreement the Special Purpose Representative Committee is and shall be irrevocably made, and constituted, and is appointed by the Holders and their heirs, successors and assigns as their agent and attorney in fact, and is and shall be authorized and empowered to fulfill the role of "Special Purpose Representative Committee" hereunder as each Holder's true and lawful attorney in fact and agent, for such Holder and in such Holder's name, place and stead for all purposes necessary or desirable in order for the Special Purpose Representative Committee to take all actions contemplated by this Agreement and the Secondary Escrow Agreement including, without limitation, disbursing the Merger Consideration due to the Holders, subject to any amounts retained by Special Purpose Representative Committee to pay its reasonable and necessary expenses in connection with its duties and obligations to be performed hereunder (including resolving claims asserted against the Jacobs Escrow and the Secondary Escrow). The Special Purpose Representative Committee shall act as representatives for all Holders through meetings held or consented to in the same manner as is permissible for the Board under the GBCC, by majority action at a meeting or by unanimous written consent. Prior to Closing, the Board shall specify in writing the manner in which each Special Purpose Representative Committee member shall appoint his respective successors. The members of the Special Purpose Representative Committee shall be entitled to rely upon the advice of experts, including, without limitation, legal counsel and actuaries. The Special Purpose Representative Committee shall have no liability whatsoever to the Holders or any Person claiming by, through or under them, for or in respect of any member's act or omission made in his capacity as a member of the Special Purpose Representative Committee, except for any member's willful and intentional malfeasance.

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     (b) Acquiror,  Acquisition and the Surviving  Corporation shall be entitled to rely exclusively upon any communication given or other action taken by the Special Purpose Representative Committee, as evidenced by a writing signed by two members of the Special Purpose Representative Committee, pursuant to this Agreement or in connection with the Jacobs Escrow and the Secondary Escrow, and shall not be liable for any action taken or not taken in good faith reliance on a communication or other instruction from the Special Purpose Representative Committee.

     (c) All amounts payable under any provision of this Agreement by or to the Special Purpose Representative Committee are payable by or for the account of the Holders on a Pro Rata basis, as set forth herein.

     (d) At Closing, the Company shall pay $100,000 (the "Special Purpose Representative Committee Expense") to the Special Purpose Representative
Committee for its expenses, which amount the Special Purpose Representative Committee shall deposit into an interest bearing escrow account ("Special Escrow"). Upon receipt of the Pension Tax Benefit and any distributions from the Secondary Escrow, the Special Purpose Representative Committee shall deposit such amounts into the Special Escrow. The Special Purpose Representative Committee shall use the funds in the Special Escrow to pay for its reasonable expenses incurred in carrying out its duties in accordance with this Agreement. Such reasonable expenses shall include, without limitation, $2,500 per meeting for each member of the Special Purpose Representative Committee; provided, that payments for service to a member shall not exceed $10,000 in the aggregate for any member during any year. The Special Purpose Representative Committee, in its sole discretion, shall disburse to the Holders on a Pro Rata basis the Merger Consideration at such times as it deems appropriate; provided that on September 30, 2004, the Special Purpose Representative Committee shall pay to the Holders all amounts remaining in the Special Escrow, except for a reserve for reasonable expenses of the Special Purpose Representative Committee including those in connection with unresolved indemnification claims under Section 9.1. Upon the resolution of such claims under the Secondary Escrow, the Special Purpose Representative Committee shall pay all funds remaining in the Special Escrow (net of any outstanding expenses) to the Holders on a Pro Rata basis.

12

                                   ARTICLE III

                      DISSENTING SHARES; EXCHANGE OF SHARES

     3.1 Dissenting Shares. Notwithstanding anything in this Agreement to the contrary, each Company Share which is issued and outstanding immediately prior to the Effective Time and which is held by a shareholder of the Company who has not voted such Company Shares in favor of the Merger or consented thereto in writing and who is entitled under GBCC to appraisal rights, and who shall have properly demanded in writing appraisal for such Company Shares in accordance with Section 14-2-1302 of the GBCC (collectively, the "Dissenting Shares"), shall not be converted into or represent the right to receive the Merger Consideration, unless and until such Holders shall have failed to perfect or shall have effectively withdrawn or lost their rights to appraisal and payment under the GBCC. If any such Holder shall have so failed to perfect or shall have effectively withdrawn or lost such right, his, her or its Company Shares shall thereupon be deemed to have been converted into and to have become exchangeable for, at the Effective Time, the right to receive the Merger Consideration, without any interest thereon, upon surrender of the certificate formerly representing such Company Shares in the manner provided in Section 3.2. The Company shall give Acquiror prompt notice of any written demands for appraisal or notices of dissent with respect to any Company Shares, any withdrawal of any such demand, and any other instruments served pursuant to the GBCC and received by the Company, and Acquiror shall have the right to participate in all negotiations and proceedings with respect to any demands for appraisal made by any Holders of Dissenting Shares. Prior to the Effective Time, the Company shall not, except with the prior written consent of Acquiror, make any payment with respect to, or settle or offer to settle, any such demands.

     3.2 Exchange of Shares.


     (a) Prior to the Effective Time, the Company shall designate a bank or trust company (which shall be insured by the Federal Deposit Insurance Corporation and be reasonably acceptable to Acquiror to act as agent for the Holders in connection with the Merger (the "Paying Agent")) to receive the funds constituting the Closing Cash Consideration to which Holders become entitled at the Effective Time pursuant to Section 2.7, all such funds to be deposited in trust with the Paying Agent immediately prior to the Effective Time on terms reasonably acceptable to the Company. The aggregate Closing Cash Consideration shall be invested by the Paying Agent, as directed by Acquiror (so long as such directions do not impair the rights of the Holders). Any net profits resulting from, or interest or income produced by, such investments shall be payable as directed by Acquiror.

13

     (b) Promptly after the Effective Time, the Surviving Corporation shall cause to be mailed or otherwise provided to each Person who was, immediately prior to the Effective Time, a Holder of record of Company Shares, a form of letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to a certificate which, immediately prior to the Effective Time, represented any Company Shares (a "Certificate") shall pass, only upon proper delivery of the Certificate to the Paying Agent and shall be in a form and have such other provisions as Acquiror, in consultation with the Company, may reasonably specify) and instructions for use in effecting the surrender of the Certificate for payment of the appropriate Merger
Consideration; provided, however, that at the request of a Holder, on the Closing Date the Paying Agent shall be permitted (but shall have no obligation) to pay to such Holder the Closing Cash Consideration by wire transfer of immediately available funds if such Holder has complied prior to the Effective Time with the requirements of this Section and any other requirements of Acquiror or Paying Agent. Upon surrender to the Paying Agent of a Certificate, together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, and any other documents as may be required pursuant to such instructions, the Holder of such Certificate shall be entitled to receive in exchange therefor the Merger Consideration for each Company Share formerly represented by such Certificate (subject to any Tax withholdings required by any Legal Requirement), and such Certificate then shall be cancelled. No interest will be accrued or paid on the Closing Cash Consideration. If delivery of the Merger Consideration is to be made to a Person other than the Person in whose name a surrendered Certificate is registered, it shall be a condition to such delivery that the Certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the Person requesting such delivery shall have paid all transfer and other Taxes required by reason of such delivery to a Person other than such registered Holder or shall have established to the satisfaction of the Surviving Corporation that such Tax either has been paid or is not applicable. If a mutilated Certificate is surrendered to the Paying Agent or if the Holder of a Certificate submits an affidavit to the Paying Agent stating that the Certificate has been lost, destroyed or wrongfully taken, such Holder shall, if required by the Surviving Corporation, furnish an indemnity bond sufficient in the reasonable judgment of Paying Agent and the Surviving Corporation to protect Acquiror, the Surviving Corporation and the Paying Agent from any loss that any of them may suffer. Until surrendered in accordance with the provisions of this
Section 3.2, from and after the Effective Time each Certificate (other than Certificates representing Dissenting Shares) shall represent for all purposes only the right to receive for each Company Share represented thereby the Merger Consideration. All Merger Consideration paid upon surrender for exchange of any Certificate in accordance with the terms of this Agreement shall be deemed to have been paid in full satisfaction of all rights pertaining to such Certificate.

     (c) At any time following 180 days after the Effective Time, the Surviving Corporation shall be entitled to require the Paying Agent to deliver to it any funds (including any interest received with respect to such funds) which had been made available to the Paying Agent and which have not been disbursed to Holders of Certificates, and thereafter such Holders shall be entitled to look only to the Surviving Corporation (subject to abandoned property, escheat and other similar Legal Requirements) for distribution of the Merger Consideration, upon due surrender of their Certificates. Notwithstanding the foregoing, none of Acquiror, Acquisition, Surviving Corporation or the Paying Agent shall be liable to a Holder with respect to any Merger Consideration properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar Legal Requirements.

     (d) From and after the Effective Time, the Holders of Certificates evidencing ownership of Company Shares outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such Company Shares, except as otherwise provided for herein or by applicable Legal Requirements.

     (e) At the Effective Time, the stock transfer books of the Company shall be closed and thereafter there shall be no registration of transfers of Company Shares on the records of the Company. If, after the Effective Time, Certificates are presented to the Surviving Corporation or Paying Agent, they shall be cancelled and exchanged for the Merger Consideration as provided in this Section 3.2.

14

     (f) Acquiror or the Paying Agent shall be entitled to deduct and withhold from the Merger Consideration otherwise payable pursuant to this Agreement to any Holder of Company Shares such amounts as Acquiror or the Paying Agent is required to deduct and withhold with respect to the making of such payment under the Code or under any provision of state, local or foreign Tax Legal Requirement. To the extent that amounts are so withheld by Acquiror or the Paying Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Holder of the Company Shares in respect of which such deduction and withholding was made by the Acquiror or the Paying Agent.

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to Acquiror and Acquisition as follows:

     4.1 Organization and Qualification; Subsidiaries. Each of the Company and its subsidiaries (the "Subsidiaries") is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and each has all requisite corporate or other power and authority to own, lease or operate the properties that it purports to own, lease or operate and to conduct its business as it is now being conducted. Each of the Company and the Subsidiaries is duly qualified or licensed as a foreign corporation to do business and is in good standing in each jurisdiction where the property owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary except where the failure to be so existing and in good standing or to have such power and authority has not had and would not have a Material Adverse Effect. The Company has heretofore delivered to Acquiror true and complete copies of the charters and bylaws of the Company and the Subsidiaries as currently in effect. The Company is not in violation of any of the provisions of its Restated Articles of Incorporation, as amended, or Bylaws. Schedule 4.1(a) contains a true and complete list of (a) the legal name of each of the Company's Subsidiaries, (b) the jurisdiction where each of such Subsidiaries is incorporated or organized, (c) the jurisdictions in which each of the Company and the Subsidiaries is qualified to transact business as a foreign corporation, and (d) the percentage of outstanding capital stock of such Subsidiaries that is directly or indirectly owned by the Company. Schedule 4.1(b) sets forth a true and complete list of the direct and indirect partnership, joint venture, or other equity investments made by the Company or any of the Subsidiaries in any Person other than the Company's Subsidiaries, and the nature and amount of such investments.

     4.2 Capitalization.

     (a) The authorized capital stock of the Company consists of 10,000,000 shares of Company Common Stock and 2,500,000 shares of Company Preferred Stock. As of the date of this Agreement, there were 2,615,759 shares of Company Common Stock and 963,398 shares Company Preferred Stock issued and outstanding, all of

15

which are validly issued, fully paid and nonassessable, are entitled to vote on this Agreement and are not subject to and were not issued in violation of any preemptive rights. Schedule 4.2(a) contains a true and complete list of each Company Option, including all Company Options issued under the Company's 1990 Stock Option Plan, as amended to the date hereof (the "Stock Option Plan"), including the holder, date of grant, exercise price and number of Company Shares issuable upon the exercise thereof. Since the date hereof, the Company has not issued any shares of capital stock except pursuant to the exercise of Company Options outstanding as of such date. The Stock Option Plan and the Williams Plan Option Agreement are the only plans under which Company Options are outstanding. Other than Company Options outstanding as of the date hereof, and the Company Shares reserved for issuance upon exercise of those Company Options, there are not now, and at the Effective Time there will not be, any options, warrants, calls, rights, registration rights, subscriptions, convertible securities or other rights or other agreements, arrangements or commitments of any kind obligating the Company or any of the Subsidiaries to issue, transfer, sell or register any securities of the Company. All shares of Company Common Stock subject to issuance as described above, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable. Other than obligations to repurchase shares of Company Common Stock under the Company's 401(k) Savings Plan (the "Company 401(k) Plan"), there are no outstanding contractual or other obligations of the Company or any of the Subsidiaries to purchase, redeem or otherwise acquire any Company Shares or the capital stock of any Subsidiary. There are no bonds, debentures, notes or other indebtedness having general voting rights (or convertible into securities having such rights) of the Company or any of the Subsidiaries issued and outstanding. Except as disclosed on Schedule 4.2(a), there are not now, and except as contemplated by this Agreement, at the Effective Time there will not be, any shareholder agreement, voting trust, proxies or other agreements or understandings to which the Company or any Subsidiary is a party or is bound relating to any Company Shares or any capital stock of any Subsidiary or granting to any Person or group of Persons the right to elect, or to designate or nominate for election, a director to the Board.

     (b) All the outstanding shares of each of the Subsidiaries have been validly issued and are fully paid and nonassessable, are not subject to and were not issued in violation of any preemptive rights, and are owned by the Company or a Subsidiary free and clear of all Liens of any third party of any nature whatsoever. Other than obligations to repurchase shares of Company Common Stock under the Company 401(k) Plan and other than as set forth in the Stock Option Plan or the Williams Plan Option Agreement, there are not now, and at the Effective Time there will not be, any options, warrants, calls, rights, subscriptions, convertible securities or other rights or other agreements, arrangements or commitments of any kind relating to the issued or unissued capital stock or other securities of any Subsidiary or otherwise obligating the Company or any Subsidiary to issue, transfer or sell any securities of any Subsidiary.

     (c) The Company has paid all dividends accruing with respect to the Company Preferred Stock as and when due and payable, and there are no such dividends accrued but unpaid with respect to any dividend period ending prior to the date of this Agreement.

     4.3 Authority Relative to this Agreement. The Company has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company, subject only to the approval by the Company's shareholders. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery of this Agreement by Acquiror and Acquisition, constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to (i) any applicable bankruptcy, insolvency or other similar Legal Requirements now or hereafter in effect affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

16

     4.4 Consents and Approvals; No Violation. Except as disclosed on Schedule 4.4, none of the execution and delivery of this Agreement by the Company, the consummation by the Company of the transactions contemplated hereby or compliance by the Company with any of the provisions hereof will (i) conflict with or result in a breach of any provision of the respective charters or bylaws (or similar governing documents) of the Company or any Subsidiary; (ii) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority or other Person, by the Company or any Subsidiary except (A) pursuant to the Exchange Act, the Securities Act, certain state "blue sky" statutes, and the HSR Act, (B) for filing the Certificate of Merger pursuant to the GBCC, (C) novations required under Government Contracts disclosed on Schedule 4.4; and (D) consents and approvals disclosed on Schedule 4.4; (iii) result in a default (or an event which with notice or lapse of time or both would become a default) or give to any third party any right of termination, cancellation, amendment or acceleration under, result in any loss of any material benefit or result in the creation of a Lien on any of the assets of the Company or any Subsidiary pursuant to, any note, bond, mortgage, indenture, lease, permit, franchise, license, agreement or other Contract or obligation to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective assets may be bound or affected; or (iv) violate or conflict with any Judgment or Legal Requirements.

         4.5      SEC Filings; Financial Statements.

     (a) The Company has heretofore delivered or made available to Acquiror true and complete copies of all forms, reports, registration statements and documents filed with the SEC by it since July 31, 1998 (collectively, the "SEC Reports"), all of which, as of their respective dates, complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act. None of the SEC Reports (including, without limitation, any financial statements or schedules included therein) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Since July 31, 1998, the Company has made all filings required by the Securities Act and the Exchange Act. None of the Subsidiaries is separately required to file any statements or reports with the SEC pursuant to Section 13(a) of 15(d) of the Exchange Act.

     (b) Other than liabilities reflected in the unaudited consolidated balance sheet of the Company as of September 30, 2001, including the notes thereto (the "Balance Sheet"), the Company and the Subsidiaries do not have any material liabilities, either accrued or contingent, including without limitation liabilities arising under any Environmental Law, and whether due or to become due, other than normal or recurring liabilities incurred since the date of the Balance Sheet in the ordinary course of business consistent with past practice.

17

     (c) The audited and unaudited consolidated financial statements included in the SEC Reports, any SEC Reports to be filed after the date of this Agreement until the Effective Time, and the Balance Sheet (including any related notes and schedules) were, or will be, prepared in conformity with GAAP during the periods involved, except as otherwise noted therein, and with respect to the published rules and regulations of the SEC applicable thereto, and each presents fairly, or will present fairly, in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of their respective dates and the consolidated results of their operations and changes in financial position for the periods presented therein, as the case may be, subject, in the case of unaudited interim financial statements included therein, to normal year-end adjustments that in the aggregate are not material in amount and the absence of notes.

     (d) The Company has furnished to Acquiror a complete and correct copy of any amendments or modifications which have not yet been filed with the SEC to agreements, documents or other instruments which previously had been filed by the Company with the SEC pursuant to the Securities Act or the Exchange Act.

     (e) Neither the Company nor any Subsidiary is a party to or bound by any Accommodation Obligations.

     (f) Schedule 4.5(f) sets forth an accurate list of all letters of credit and bonds issued for the benefit of the Company.

     4.6 Absence of Certain Changes and Events.  Except as disclosed on Schedule
4.6 or required by this Agreement, since the date of the Balance Sheet, there has not occurred:

     (a) any Material Adverse Effect with respect to the Company or any of the Subsidiaries;

     (b) any material change in credit terms to customers, collections of accounts receivable or payment of accounts payable or any material reduction of backlog faster than is customary in accordance with the past practices of the Company and the Subsidiaries;

     (c) any material damage, destruction or loss to or of any of the material assets or properties owned or leased by the Company or any of the Subsidiaries, whether or not covered by insurance;

     (d) any sale, lease or other disposition of material assets or properties owned or leased by the Company or any of the Subsidiaries, except dispositions in the ordinary course of business;

     (e) any amendment to or otherwise change to the Company's or any Subsidiary's charter (or similar document) or bylaws;

18

     (f) any authorization for issuance, sale, pledge, disposition or encumbrance, or any issuance, sale, pledge, disposition or encumbrance (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase, convertible securities or otherwise), any capital stock of any class, any other securities of, or any other ownership interest (including but not limited to stock appreciation rights, phantom stock or stock-based performance units) in, the Company or any Subsidiary (except for the issuance of shares of Company Common Stock upon the exercise of the Company Options), or any amendment of the terms of any such securities or agreements outstanding on the date hereof;

     (g) any reclassification, combination, split or subdivision of any shares of the Company's or any Subsidiary's capital stock, or declaration, setting aside or payment of any dividend or other distribution (whether in cash, securities or property or any combination thereof) in respect of any class or series of the Company's or any Subsidiary's capital stock, except as required by the Company 401(k) Plan and the Stock Option Plan;

     (h) any redemption, purchase or acquisition, or offer to redeem, purchase or otherwise acquire, any outstanding Company Shares or other securities of the Company or any Subsidiary or any securities convertible into or exchangeable or exercisable for any Company Shares or other securities of the Company or the Subsidiaries;

     (i) (i) the incurrence, assumption or prepayment by the Company or any Subsidiary of any material liability, including, without limitation, any indebtedness for borrowed money, (ii) the making by the Company or any Subsidiary of any loans, advances or capital contributions to, or investments in, any third party, (iii) any mortgage or pledge of the material assets, tangible or intangible, of the Company or any Subsidiary, or creation of any material Lien thereupon, or (iv) the making by the Company or any Subsidiary of any commitments for or authorization of any new capital expenditures in excess of the Capex Budget, or outside the ordinary course of business regardless of amount;

     (j) except in the ordinary course of business consistent with past practices, any entry into, adoption, termination or amendment, in any material respect by the Company or any Subsidiaries of any bonus, profit sharing, compensation, termination, stock option, stock appreciation right, restricted stock, performance unit, pension, retirement, deferred compensation, employment, severance, termination pay or other employee benefit agreement or arrangement, labor agreement, trust, plan, fund or other arrangement for the benefit or welfare of any director, officer or employee, or increase in any manner the compensation or fringe benefits of any director, officer or employee, or paying of any benefit not required by any existing plan and arrangement including, without limitation, the granting of stock options, stock appreciation rights, shares of restricted stock or performance units;

     (k) any execution of or entry into a Contract, commitment or transaction by the Company or any of the Subsidiaries other than in the ordinary course of business consistent with past practices;

     (l) except in the ordinary course of business consistent with past practices, any waiver, assignment, release or relinquishment by the Company or any of the Subsidiaries of any material rights, cancellation of any material (individually or in the aggregate) indebtedness, waiver of the benefits of or agreement to modify in any manner any confidentiality, standstill or similar agreement to which the Company or any Subsidiary is a party, or any allowance of any insurance policy naming as a beneficiary or loss payable payee, including, without limitation, the Company Insurance Policies, to be cancelled or terminated;

19

     (m) any authorization, recommendation, proposition or entry into or announcement of an intent to authorize, recommend, propose or enter into an agreement in principle or a definitive agreement with respect to any merger, consolidation, reorganization, recapitalization, liquidation, dissolution, or business combination, any acquisition of a material amount of assets or securities, or any disposition of a material amount of assets or securities, by or on the part of the Company or any of the Subsidiaries after the date of this Agreement;

     (n) except as may be required as a result of a change in any Legal Requirement or in GAAP, any change of any of the accounting principles or practices used by the Company or any of the Subsidiaries or revaluation in any respect any of material assets of the Company or any of the Subsidiaries, including writing down the value of inventory or writing-off notes or accounts receivable, other than in the ordinary course of business consistent with past practices;

     (o) any making, revocation or amendment of any Tax election, or execution or amendment of any agreement with any taxing authority, or, except in the ordinary course of business consistent with past practices, settlement or compromise of any federal, state, local or foreign income Tax liability or waiver or extension of the statute of limitations in respect of any such Taxes by or on the part of the Company or any of the Subsidiaries;

     (p) any payment, discharge, settlement, compromise or satisfaction of any material claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise) of the Company or any of the Subsidiaries, other than the payment, discharge or satisfaction in the ordinary course of business consistent with past practices, of liabilities reflected or reserved against in the Balance Sheet (including such liabilities for Litigation reflected on Schedule 4.9 provided that amounts paid or payable by the Company with respect thereto do not exceed $50,000 in any one case or $300,000 in the aggregate, in accordance with the advice of counsel) or incurred in the ordinary course of business consistent with past practices since the date thereof;

     (q) any failure by the Company or any of the Subsidiaries to maintain in full force and effect any material Company Permit, Environmental Permit or license (including contractor and professional engineering licenses and qualifications to transact business);

     (r) any commitment or agreement on the part of the Company or any of the Subsidiaries, in writing or otherwise, to take any of the foregoing actions.

     4.7 Proxy Statement. The letter to the shareholders of the Company, notice of meeting, proxy statement and form of proxy, or the information statement, as the case may be, to be distributed to shareholders of the Company in connection with the Merger (if required by applicable Legal Requirements), and any schedules and exhibits required to be filed with the SEC in connection therewith (all such documents, together with all amendments and supplements thereto, being

20

referred to herein as the "Proxy Statement"), will comply, as of the respective dates made, in all material respects with the Exchange Act, except that no representation or warranty is being made by the Company with respect to any information supplied to the Company by Acquiror or Acquisition specifically for inclusion in the Proxy Statement. The Proxy Statement will not, at the time the Proxy Statement (or any amendment or supplement thereto) is filed in final form with the SEC or first sent to the Company's shareholders, at the time of the Special Meeting (and the date of any adjournment thereof), if a Special Meeting is held, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, except that no representation or warranty is being made by the Company with respect to any information supplied to the Company by Acquisition or any Affiliate of Acquisition specifically for inclusion in the Proxy Statement.

     4.8 Title and Status of Assets and Properties. The Company and the Subsidiaries have good and valid title to their respective tangible and intangible personal property, good and marketable title to all real property other than leaseholds and usufructs, and valid leaseholds or usufruct interests in other real property (collectively, the "Company Assets"), including, without limitation, all those reflected on the Balance Sheet and with respect to those tangible assets disclosed on Schedule 4.8, subject only to Permitted Liens. The Company Assets are sufficient to continue to conduct the business of the Company and the Subsidiaries as now being conducted. The tangible Company Assets are sufficient to operate the Company's business. To the knowledge of the Company, there are no defects to the tangible Company Assets that are utilized in or necessary for the conduct of the Company's business, that would require an expenditure in excess of $50,000 in the aggregate to repair or otherwise remedy.

     4.9 Proceedings.  Except as disclosed in the SEC Reports or as disclosed on
Schedule 4.9, there is no civil, criminal or administrative Litigation pending or, to the knowledge of the Company, threatened, against or involving the Company, any Subsidiary or the property or assets of the Company or any Subsidiary, and neither the Company nor any Subsidiary is subject to any outstanding Judgment.

     4.10 Employee Benefit Plans, Etc.

     (a) Schedule 4.10 lists (i) all "employee benefit plans" within the meaning of Section 3(3) of ERISA, (ii) all employment agreements, including, but not limited to, any individual benefit arrangement, policy or practice with respect to any current or former employee or director of the Company or Member of the Controlled Group, and (iii) all other employee benefit, bonus or other incentive compensation, stock option, stock purchase, stock appreciation, severance pay, lay-off or reduction in force, change in control, sick pay, vacation pay, salary continuation, retainer, leave of absence, educational assistance, service award, employee discount, fringe benefit plans, arrangements, policies or practices, whether legally binding or not, which the Company or any Member of the Controlled Group maintains, to which any of them contributes, or for which any of them has any obligation or liability (collectively, the "Company Plans" and each a "Company Plan").

21

     (b) Except as disclosed on Schedule 4.10, none of the Company Plans is a Defined Benefit Plan, and neither the Company nor any Member of the Controlled Group has ever sponsored, maintained or contributed to, or ever been obligated to contribute to, a Defined Benefit Plan. Except as disclosed on Schedule 4.10, as of the Closing Date, no Company Plan described on Schedule 4.10 and subject to Title IV of ERISA, and no employee benefit plan maintained by a Member of the Controlled Group and subject to Title IV of ERISA, has benefit liabilities (as defined in Section 4001(a)(16) of ERISA) exceeding the assets of such plan or has been completely or partially terminated.

     (c) None of the Company Plans is a Multiemployer Plan, and neither the Company nor any Member of the Controlled Group has ever contributed to, or ever been obligated to contribute to, a Multiemployer Plan.

     (d) Except as disclosed on Schedule 4.10, the Company does not maintain or contribute to any plan that provides health benefits to an employee after the employee's termination of employment or retirement except as required under
Section 4980B of the Code and Sections 601 through 608 of ERISA.

     (e) Each Company Plan which is an  "employee  benefit  plan," as defined in
Section 3(3) of ERISA, complies by its terms and in operation with the requirements provided by any and all statutes, orders or governmental rules and regulations currently in effect and applicable to the Company Plan, including but not limited to ERISA and the Code.

     (f) All reports, forms and other documents required to be filed with any government entity or furnished to employees, former employees or beneficiaries with respect to any Company Plan (including without limitation, summary plan descriptions, Forms 5500 and summary annual reports) have been timely filed and furnished and are accurate.

     (g) Each of the Company Plans that is intended to qualify under Section 401(a) of the Code has been determined by the Internal Revenue Service so to qualify after January 1, 1989, and each trust maintained pursuant thereto has been determined by the Internal Revenue Service to be exempt from taxation under
Section 501 of the Code. Nothing has occurred since the date of the Internal Revenue Service's favorable determination letter that could adversely affect the qualification of the Company Plan and its related trust. The Company and each Member of the Controlled Group have operated each of the Company Plans to comply with the Small Business and Job Protection Act of 1996 and subsequent legislation enacted through the date hereof, and Section 501 of the Code.

     (h) All contributions required to have been made, have been made as and when required by the Company.

     (i) All insurance premiums have been paid in full, subject only to normal retrospective adjustments in the ordinary course, with regard to the Company Plans for plan years ending on or before the Effective Time.

22

     (j) Except as  disclosed  on Schedule  4.10,  with  respect to each Company
Plan:

     (1) no prohibited transactions (as defined in Section 406 or 407 of ERISA or Section 4975 of the Code) have occurred for which a statutory exemption is not available;

     (2) no action or claims (other than routine claims for benefits made in the ordinary course of Company Plan administration for which Company Plan administrative review procedures have not been exhausted) are pending, threatened or imminent against or with respect to the Company Plan, any employer who is participating (or who has participated) in any Company Plan or any fiduciary (as defined in Section 3(21) of ERISA), of the Company Plan; and

     (3) neither the Company, nor any fiduciary has any knowledge of any facts that could give rise to any such action or claim.

     (k) Neither the Company nor any Member of the Controlled Group has any liability or is threatened with any liability (whether joint or several) (i) for any excise Tax imposed by Sections 4971, 4975, 4976, 4977 or 4979 of the Code, or (ii) to a fine under Section 502 of ERISA.

     (l) All of the Company Plans, to the extent applicable, are in compliance and have been maintained in compliance with (i) the continuation of group health coverage provisions contained in Section 4980B of the Code and Sections 601 through 608 of ERISA (COBRA), (ii) the requirements of the Family Medical Leave Act of 1993, as amended, the requirements of the Health Insurance Portability Act of 1996, as amended, the requirements of the Woman's Health and Cancer Rights Act of 1998, the requirements of the Newborns' and Mother's Health Protection Act of 1996 or any amendment to each such act or any similar provisions of state Legal Requirements applicable to their employees, former employees and other persons.

     (m) True, correct and complete copies of all documents creating or evidencing any Company Plan have been delivered to Purchaser, and true, correct and complete copies of all reports, forms and other documents required to be filed with any governmental agency or furnished to employees, former employees or beneficiaries (including, without limitation, summary plan descriptions, Forms 5500, PBGC Forms and summary annual reports for all plans subject to ERISA, but excluding individual account statements and Tax forms) have been delivered to Purchaser. There are no negotiations, demands or proposals which are pending or have been made which concern matters now covered, or that would be covered, by the type of agreements required to be listed on Schedule 4.10.

     (n) All expenses and liabilities relating to all of the Company Plans have been, and will on the Effective Time be fully and properly accrued on the Company's books and records and disclosed in the Company Plan financials statements in accordance with GAAP, consistent with the Company's past practices.

     (o) Except as disclosed on Schedule 4.10, neither the Company nor any Subsidiary currently maintains, sponsors, participates in or contributes to any Non-US Benefit Plan (as defined below). Neither the Company nor any Subsidiary has incurred any material obligation in connection with the termination, withdrawal from, or payment of benefits (other than for benefits payable in the ordinary course of plan administration) under any Non-U.S. Benefit Plan.

23

     (p) The following terms, as used herein, shall have the following meanings:

     "Defined Benefit Plan" means either a plan described in Section 3(35) of ERISA or a plan subject to the minimum funding standards set forth in Section 302 of ERISA and Section 412 of the Code.

     "Member of the Controlled Group" means each trade or business, whether or not incorporated, which would be treated as a single employer with the Company under Section 4001 of ERISA or Section 414(b), (c), (m) or (o) of the Code.

     "Multiemployer Plan" means a plan described in Section 3(37) of ERISA.

     "Non-U.S. Benefit Plan" means any plan, fund, or other similar program (i) established or maintained outside the United States by the Company or any Subsidiary; or (ii) in which the participation of the Company or the Subsidiary was mandated by the applicable Legal Requirements, with respect to which the Company or the Subsidiary had an obligation to contribute for the benefit of employees of the Company or the Subsidiary, which plan, fund or other similar program provided, or resulted in, the type of benefits described in Section 3(1) or 3(2) of ERISA, and which plan was not subject to ERISA or the Code.

     4.11 Environmental Matters. Except as disclosed on Schedule 4.11:

     (a) There have been no Releases of Hazardous Material in, on, under or affecting the Company's or the Subsidiaries' current or previously owned, leased or operated properties or, to the Company's knowledge, any surrounding site, and there have been no buildings or other structures containing asbestos on such owned or leased properties in a form that is or could become friable and no underground storage tanks on such properties. At no time has either the Company or any of the Subsidiaries generated, treated, stored, recycled, used, handled, transported or disposed of any Hazardous Material in a manner that has led, or could reasonably be anticipated to lead, to a Release at any location or a violation of any Environmental Law. No third party property is contaminated with any Hazardous Material that may subject the Company or any of the Subsidiaries to liability under any Environmental Laws.

     (b) The Company has provided or made available to the Acquiror true, complete and correct copies and results of all studies, reports, surveys, correspondence, investigations, audits, analysis, tests and other documents (whether in hard copy or electronic form) pertaining to Hazardous Material at, on or affecting any currently or previously owned, leased or operated property of the Company or any of the Subsidiaries, or regarding the Company's or the Subsidiaries' compliance with any applicable Environmental Law.

     (c) There is no Environmental Claim pending or, to the Company's knowledge, threatened against the Company or the Subsidiaries. To the Company's knowledge, there is no Environmental Claim pending or threatened against any property currently or previously owned, leased or operated by the Company or any Subsidiary, or against any person or entity whose liability for any Environmental Claim the Company or the Subsidiaries has or may have retained or assumed either contractually or by operation of law, and neither the Company nor the Subsidiaries have received any written notice, demand, request for information, citation, summons, order, nor has either entered into any order, settlement or decree relating to any Environmental Claim.

24

     (d) The Company and the Subsidiaries hold, and at all times have held, all material permits, licenses, authorizations, approvals and consents required by any Governmental Authority or under any applicable Environmental Laws ("Environmental Permits") to conduct the business of the Company and the Subsidiaries and to own, maintain and operate all properties currently owned, leased or operated by the Company or any of the Subsidiaries, and all such Environmental Permits are in full force and effect. The Company and the Subsidiaries are in compliance with the terms and conditions of all such Environmental Permits and all applicable Environmental Laws, and neither the Company nor any Subsidiary has at any time violated the terms or conditions of any applicable Environmental Permits or any applicable Environmental Laws. Neither the Company nor any of the Subsidiaries has received any notice of any threatened cancellation, modification or non-renewal of any Environmental Permit or any notice of any violation or threatened violation of Environmental Laws. The Company has delivered or made available to Acquiror a true and complete copy of each of the Environmental Permits.

     (e) To the knowledge of the Company, there are no past or present actions, activities, circumstances, conditions, events or incidents, including any Release, threatened Release, disposal or presence of any Hazardous Material that could reasonably be expected to result in any Environmental Claim against the Company or the Subsidiaries, or against any person or entity whose liability for any Environmental Claim the Company or the Subsidiaries has or may have retained or assumed either contractually or by operation of law, including without limitation activities related to the conduct of the Company's or any Subsidiary's business, the ownership, operation, management of all or any portion of a facility, or the arrangement for the storage, treatment, recycling, transportation or disposal of, or ownership or possession or choice of the treatment, storage or disposal facility for, any material with respect and to the extent to which the Company or the Subsidiaries provided services before the Effective Time.

     (f) Except as described on Schedule 4.11, neither the Company nor any of the Subsidiaries is a party to any agreement pursuant to which the Company or any of the Subsidiaries has agreed to defend, indemnify or hold harmless any other person for any Environmental Claim or the Release, disposal or presence of any Hazardous Material.

     (g) With respect to each Contract or project pursuant to which the Company or any of the Subsidiaries is responsible for the provision of environmental remediation services (including construction material testing services)
("Hazardous Materials Contract") that involves the storage, generation, treatment, recycling, handling, transportation, use, creation or disposal of any Hazardous Material or any arrangement for such services (collectively, "Use of Hazardous Material"), either (a) such Hazardous Materials Contract contains enforceable and prudent indemnification provisions protecting the Company or the appropriate Subsidiary against liability with respect to the Use of Hazardous Material as is consistent with national industry standards, or (b) the Use of Hazardous Material has been subcontracted to a Person other than the Company or any of the Subsidiaries pursuant to a written agreement that contains enforceable and prudent indemnification provisions protecting the Company or the appropriate Subsidiary against liability with respect to the Use of Hazardous Material as is consistent with national industry standards, or (c) management of the Company has determined, in the exercise of prudent business practices, that such indemnification could not be reasonably obtained and that the rewards of accepting such Hazardous Materials Contract outweigh the potential risks associated with the Use of Hazardous Material.

25

     (h) To the Company's knowledge, no site or facility now or previously owned, leased or operated by the Company or the Subsidiaries is listed or proposed for listing on the National Priorities List promulgated pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, and the rules and regulations thereunder.

     (i) To the Company's knowledge, no liens have arisen under or pursuant to any Environmental Law on any site or facility owned, leased or operated by the Company or the Subsidiaries, and no action of any Governmental Authority has been taken or is in process which could subject any of such properties to such liens.

     4.12 Labor Matters. Except as disclosed on Schedule 4.12, (i) there are no controversies pending or, to the knowledge of the Company, threatened, between the Company or any of the Subsidiaries and any group of their respective employees; (ii) neither the Company nor any of the Subsidiaries is a party to any collective bargaining agreement or other labor union Contract applicable to Persons employed by the Company or the Subsidiaries nor does the Company have knowledge of any activities of or proceedings of any labor union to organize any such employees; (iii) neither the Company nor any of the Subsidiaries has breached or otherwise failed to comply with any provision of any such Contract and there are no grievances outstanding against any such parties under any such Contract; (iv) neither the Company nor any of the Subsidiaries has breached or otherwise failed to comply with any Contract requiring certified payrolls; (v) there are no unfair labor practice complaints pending against the Company or any of the Subsidiaries before the National Labor Relations Board of any current union representation questions involving employees of the Company or any of the Subsidiaries; and (vi) the Company has no knowledge of any strikes, slowdowns, work stoppages, lockouts, or threats thereof, by or with respect to any employees of the Company or any of the Subsidiaries. No consent of any union which is a party to any collective bargaining agreement with the Company is required to consummate the transactions contemplated by this Agreement.

     4.13 Intellectual Property.

     (a) The Company or the Subsidiaries own or possess (i) adequate licenses or other valid rights to use all inventions, patents, patent applications, patent disclosures, patent rights, together with all reissuances, continuations, revisions, and extensions thereof; (ii) all trademarks, service marks, trade dress, logos, trade names and corporate names, domain names, mask works, all material unregistered trademarks, together with all translations, adaptations, derivations and combinations thereof and including all goodwill and all applications, registrations and renewals in connection therewith; (iii) all copyrightable works, copyrights, works of authorship, and all applications, registrations and renewals in connection therewith, and all material unregistered copyrights; (iv) all trade secrets and confidential business

26

information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, methods, schematics, technology, technical data, designs, drawings, flowcharts, block diagrams, specifications, customer and supplier lists, pricing and cost information and business and marketing plans and proposals); (v) all software (meaning computer programs, and including any and all software implementation of algorithms, models and methodologies, whether in source code or object code, databases and compilations, collections of data, and all related documentation);
(vi) all  applications  or licenses or other  rights to use the  foregoing;  and
(vii) other proprietary information (collectively, "Intellectual Property") that is used or held for use in connection with the business of the Company or any of the Subsidiaries as currently being, or proposed to be, conducted (the "Company Intellectual Property"), all material items of which (other than Intellectual Property described in clause (iii) and software described in clause (iv) that constitutes commercially available software held under a "shrink wrap" or similar license) and described on Schedule 4.13. Each item of Intellectual Property owned or used by the Company or any of the Subsidiaries immediately prior to the Effective Time will be owned or available for use by the Company or any of the Subsidiaries on identical terms and conditions immediately subsequent to the Effective Time. Each of the Company and the Subsidiaries has taken all necessary action to maintain and protect each item of Company Intellectual Property. The Company and the Subsidiaries have no knowledge of any assertions or claims challenging the validity of any of the Company Intellectual Property; and to the knowledge of the Company the conduct of the business of the Company and the Subsidiaries as now conducted or proposed to be conducted does not and will not conflict with any Intellectual Property of others. The Company has no knowledge of any infringement, unauthorized use, misappropriation or other misuse of any Company Intellectual Property by any other Person. The Company has not received any charge, complaint, claim, demand, or notice alleging any interference, infringement, misappropriation or violation due to its use of Company Intellectual Property.

     (b) The Company has delivered or made available to Acquiror a true and complete copy of each material item of Company Intellectual Property. With respect to each such item of Company Intellectual Property:

     (i) the Company and the Subsidiaries possess all right, title and interest in and to the item, free and clear of any Lien, license or other restriction;

     (ii) the item is not subject to any outstanding Judgment;

     (iii) no Litigation is pending or, to the knowledge of the Company, threatened which challenges the legality, validity, enforceability, use, or ownership of the item; and

     (iv) none of the Company and the Subsidiaries has ever agreed to indemnify any Person for or against any interference, infringement, misappropriation, or other conflict with respect to the item.

     (c) Schedule 4.13 identifies each material item of Company Intellectual Property that any third party owns and that any of the Company and the Subsidiaries uses pursuant to license, sublicense, agreement, or permission. The Company has delivered or made available to Acquiror true and complete copies of all such licenses, sublicenses, agreements and permissions (as amended to date).

27

     4.14 Brokers. Except as disclosed on Schedule 4.14, none of the Company or any Subsidiary or any of their respective officers, directors or employees has employed any broker, finder or investment banker or incurred any liability that would be payable by the Company for any brokerage, finder's or other fees or commissions in connection with the transactions contemplated by this Agreement.

     4.15 Taxes. The Company and the Subsidiaries have filed all Tax Returns required to be filed by them and have paid and discharged all Taxes due, except such as are being contested in good faith by appropriate proceedings. Neither the Internal Revenue Service nor any other Taxing authority or agency is now asserting or, to the Company's knowledge, threatening to assert against the Company or any of the Subsidiaries any deficiency or claim for additional Taxes or interest thereon or penalties in connection therewith. Except as disclosed on
Schedule 4.15, neither the Company nor any of the Subsidiaries has granted any waiver of any statute of limitations with respect to, or any extension of a period for the assessment of, any federal, state, county, municipal or foreign income Tax. The accruals and reserves for Taxes reflected in the Balance Sheet as of the date thereof are adequate to cover all Taxes accruable through such date (including interest and penalties, if any, thereon). Neither the Company nor any of the Subsidiaries has made an election under Section 341(f) of the Code. Neither the Company nor any of the Subsidiaries has entered into any compensatory arrangements with respect to the performance of services payment of which would result in a nondeductible expense to the Company or the Subsidiary under Section 162(m) or Section 280G of the Code, or an excise Tax to the recipient of such payment pursuant to Section 4999 of the Code. The stock of the Company is not a "United States real property interest" within the meaning of
Section 897(c)(1) of the Code. Except as disclosed on Schedule 4.15, neither the Company nor any Subsidiary has agreed to make, or is required to make, any adjustment under Section 481(a) by reason of a change of accounting method or otherwise. Neither the Company nor any Subsidiary has been the "distributing corporation" (within the meaning of Section 355(c)(2) of the Code) with respect to a transaction described in Section 355 of the Code within the three year period ending as of the date of this Agreement. Neither the Company nor any Subsidiary is a participant in a partnership, joint venture, limited liability company or other entity taxable as a partnership under the Code, or a member of a single member limited liability company.

     4.16 Real Properties.

     (a) Schedule 4.16 describes all real property owned or leased by the Company or any of the Subsidiaries, or otherwise held for use in the business of the Company and the Subsidiaries. Each of the Company and the Subsidiaries has good and marketable title to all of the real property owned by it and the valid and enforceable right to use and possess such real property, subject to the matters disclosed on Schedule 4.16 (which the Company shall cause to be released at or prior to Closing) and subject to Permitted Liens. The Company has disclosed to Acquiror all real property previously owned, and all real property previously leased within the past ten years, by the Company or any of the Subsidiaries, and the dates of ownership or occupancy of such properties.

28

     (b) Each parcel of real property owned or leased by the Company or any of the Subsidiaries, any improvements constructed thereto and their current use conform to (i) all applicable Legal Requirements, including, without limitation, zoning requirements, and (ii) all restrictive covenants, if any, or other Liens affecting all or part of such parcel, subject only to Permitted Liens.

     (c) Except as disclosed in the Balance Sheet or as disclosed on Schedule 4.16, each parcel of real property owned or leased by the Company or any Subsidiary (i) is owned or leased free and clear of all Liens, including, without limitation, any easement, right-of-way or other encumbrance to title, or any option, right of first refusal, or right of first offer, other than Permitted Liens, and (ii) is neither subject to any governmental decree or order to be sold nor is being condemned, expropriated or otherwise taken by any Governmental Authority with or without payment of compensation therefor, nor, to the knowledge of the Company, has any such condemnation, expropriation or taking been proposed.

     4.17 Compliance with Laws. The businesses of each of the Company and the Subsidiaries have been, and are being, conducted in compliance of all applicable Legal Requirements.

     4.18 Interested Party Transactions. Except as disclosed on Schedule 4.18, since January 1, 2001 no event has occurred that could be required to be reported by the Company as a Certain Relationship or Related Transaction, pursuant to Item 404 of Regulation S-K promulgated by the SEC.

     4.19 Insurance; Bonds.

     (a) There are no outstanding or unsatisfied requirements or recommendations by any insurance company that has issued a policy with respect to the Company or any of the Subsidiaries or any of the assets or properties owned or leased by the Company or any of the Subsidiaries, or by any Board of Fire Underwriters or other body exercising similar functions, or by any Governmental Authority, requiring or recommending any repairs or other work to be done on or with respect to, or requiring or recommending any equipment or facilities to be installed on or in connection with, any of the assets or properties owned or leased by the Company or any of the Subsidiaries or the activities of the Company or any of the Subsidiaries as currently conducted.

     (b) All tangible personal and real property owned or leased by the Company and the Subsidiaries is insured by responsible companies against casualty and other losses customarily obtained with respect to comparable properties and assets by businesses in the region in which such tangible personal and real property is located, in amounts and coverages which are reasonable and customary in light of existing circumstances. The Company and the Subsidiaries carry product liability insurance, public liability insurance, workers' compensation insurance, environmental impairment liability insurance and contractor's abatement liability insurance in reasonable amounts for the activities of the Company and the Subsidiaries as currently conducted and in accordance with applicable Legal Requirement.

29

     (c) Schedule 4.19(c) includes a list of all insurance policies described in paragraph (b) of this Section 4.19 and all other insurance policies and fidelity and surety bonds covering the tangible personal and real property owned or leased by the Company and the Subsidiaries, their respective activities as currently conducted, or their respective employees (the "Company Insurance Policies"), and a description of the coverage and policy limits of each Company Insurance Policy. Except as disclosed on Schedule 4.19(c), there exist no disputes between the Company or any of the Subsidiaries and any underwriters of the Company Insurance Policies, and all premiums due and payable with respect thereto have been paid. There are no pending or, to the knowledge of the Company, threatened terminations or premium increases for the current policy period of any of the Company Insurance Policies. No condition or circumstance exists which could result in such termination or increase, the activities of the Company and the Subsidiaries as currently conducted, and the real property and tangible personal property owned or leased by the Company and the Subsidiaries, are in compliance with all conditions of the Company Insurance Policies.

     (d) Except as disclosed on Schedule 4.19(d), neither the Company nor any of the Subsidiaries has any obligation to pay any premiums or deductibles on a retroactive basis under the Company Insurance Policies or in any insurance policy previously in effect.

     (e) Except as disclosed on Schedule 4.19(e), there are no construction, performance, payment or other bonds or surety instruments posted or required to be posted by the Company or any Subsidiary in connection with their respective businesses.

     4.20 Certain Business Practices. Neither the Company, nor any of the Subsidiaries nor any directors, officers, agents or employees acting on behalf of the Company or any of the Subsidiaries, has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iii) made any other payment prohibited by applicable Legal Requirements.

     4.21 Agreement, Contracts and Commitments.

     (a) Except for any Contract filed as an exhibit to any SEC Report or described on Schedule 4.21(a), neither the Company nor any of the Subsidiaries is a party to or is bound by any of the following (collectively, "Company Material Contracts"):

     (i) any "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC);

     (ii) any lease or sublease of real property;

     (iii) any lease of machinery, equipment or other personal property that contemplates payments by or to the Company or any of the Subsidiaries individually exceeding $25,000 or in the aggregate exceeding $200,000 in any twelve-month period;

30

     (iv) any Contract for the purchase of any equipment, materials or supplies for a purchase price exceeding $25,000 for any such Contract or group of related Contracts or $200,000 in the aggregate for all such Contracts;

     (v) any Governmental Contract or any commercial Contract for the sale of the Company's services or products which is likely to involve revenues to the Company of more than $250,000 in the aggregate, over the remaining term;

     (vi) (A) any Contract relating to or evidencing purchase money indebtedness in excess of $100,000 or indebtedness for borrowed money of the Company or any Subsidiary, or (B) any extension of credit by the Company or any Subsidiary in excess of $100,000 or loan by the Company or any Subsidiary;

     (vii) any noncompetition agreement or any other agreement or obligation which purports to limit in any respect the manner in which, the localities in which, or the period during which the business of the Company or the Subsidiaries may be conducted;

     (viii) any partnership, joint venture, strategic alliance or cooperation agreement (or any agreement similar to any of the foregoing);

     (ix) any voting or other agreement governing how any Company Shares or shares of capital stock of any Subsidiary shall or can be voted, or any other agreement among the equityholder of the Company or any of the Subsidiaries;

     (x) any Contract which would prohibit or materially delay the consummation of the Merger or any of the transactions contemplated by this Agreement;

     (xi) any brokerage or finders fee agreements;

     (xii) any pending change orders or amendments to Company Material Contracts which have not been accepted by all parties;

     (xiii) any bid on any project which bid is out of the ordinary course of business; and

     (xiv) any other project that individually contemplates payments by or to the Company or any of the Subsidiaries exceeding $50,000 in any twelve-month period or which in the aggregate contemplates payments by or to the Company or any of the Subsidiaries exceeding $200,000 in any twelve-month period or which otherwise are material to the operations of the Company or any of the Subsidiaries.

     (b)Except as disclosed on Schedule 4.21(b), each Company Material Contract is valid and binding on the Company (or, to the extent a Subsidiary is a party, such Subsidiary) and, to the knowledge of the Company, each other party thereto, and each is in full force and effect, and the Company and each Subsidiary and, to the knowledge of the Company, each other party thereto have performed all obligations required to be performed by them to date under each Company Material Contract. Neither the Company nor any Subsidiary has knowledge of, or has given or received notice of, any violation or default under (nor, to the knowledge of the Company, has there occurred any event or does there exist any condition which with the passage of time or the giving of notice or both would result in such a violation or default under) any Company Material Contract. The Company has provided Acquiror access to correct and complete copies of each Company Material Contract (including in the case of oral Company Material Contracts written descriptions of the terms of such oral obligations), including all amendments thereto.

31

     (c) Schedule 4.21(c) lists all open projects of the Company or any of the Subsidiary having an original project value greater than $100,000 that:

     (i) are performed on a firm fixed price basis; or

     (ii) are greater than five percent (5%) over budget, and such Schedule lists the amount the project is over budget.

     (d) Schedule 4.21(d) lists all projects of the Company or any of the Subsidiaries which:

     (i) the client or any other contractor or subcontractor on the project has made a claim that the Company has misperformed or negligently performed such project, or is in breach of any project-related agreement;

     (ii) there are current project reserves greater than $25,000; or

     (iii) for which project reserves of greater than $25,000 have been released or reversed within the past 180 days.

     (e) Schedule 4.21(e) lists all of the "fixed price" outstanding bids greater than $200,000 made by the Company or any of the Subsidiaries. Such Schedule shall contain the type or nature of the project and the amount of such bid.

     4.22 Government Contracts. Except as disclosed on Schedule 4.22:

     (a) With respect to each Government Contract or Bid to which the Company and/or any of the Subsidiaries is a party: (i) all representations and certifications were current, accurate and complete when made, and the Company and the Subsidiaries have fully complied with all such representations and certifications; (ii) no allegation has been made, either orally or in writing, that the Company or any of the Subsidiaries is in breach or violation of any material statutory, regulatory or contractual requirement; (iii) no termination for convenience, termination for default, cure notice or show cause notice has been issued; (iv) no cost in excess of $100,000 incurred by the Company, any of the Subsidiaries or any of their respective subcontractors has been questioned or disallowed; (v) no money due to the Company or any of the Subsidiaries has been (or has threatened to be) withheld or set off; (vi) no request for a contract price adjustment based on a claimed disallowance by a governmental agency or claim of defective pricing or mischarging of any kind has been made; and (vii) no claim or request for equitable adjustment or other demand by the Company or any Subsidiary against any governmental agency or any third party has been made, and to the best of the Company's knowledge, no basis therefor exists.

32

     (b) Neither the Company, any of the Subsidiaries, any of their respective Affiliates, nor any of the Company's or any of the Subsidiaries' directors, officers, employees, agents or consultants is (or for the last three years has been) (i) under administrative, civil or criminal investigation, indictment or information, audit or internal investigation with respect to any Government Contract or Bid; or (ii) temporarily or permanently suspended, debarred or enjoined from doing business with any governmental agency or from engaging in or continuing any conduct or practice in connection with the activities of the Company or any of the Subsidiaries or declared nonresponsible or ineligible for government contracting. None of the Company, any of the Subsidiaries or any of their respective Affiliates has made a voluntary disclosure to any governmental agency with respect to any alleged material irregularity, misstatement or omission arising under or relating to any Government Contract or Bid. The Company knows of no circumstances that would warrant the institution of suspension or debarment proceedings or the finding of nonresponsibility or ineligibility of the Company or any of the Subsidiaries in the future.

     4.23 Merger Payments. Except as described on Schedule 4.23, the execution and delivery of this Agreement, consummation or announcement of any transaction contemplated by this Agreement or any subsequent termination of employment will not result in any material payment (whether of severance pay or otherwise) becoming due from the Company or any of the Subsidiaries to any officer, employee, former employee or director thereof under any management, employment, deferred compensation, severance (including any payment, right or benefit resulting from a change in control), bonus or other Contract for personal services with any officer, director or employee or any plan, agreement or understanding similar to any of the foregoing or material benefit under any of the Company Plans being established or becoming accelerated, vested or payable.

     4.24 Certain Approvals. The Board has approved the Merger and this Agreement, and such approval is sufficient to render inapplicable to the Merger and this Agreement the limitations on business combinations contained in any restrictive provision of any "fair price," "moratorium," "control share acquisition," "interested shareholder" or other similar anti-takeover statute or regulation. No other state takeover statute or similar statute or regulation applies to the Merger, this Agreement or any of the transactions contemplated by this Agreement.

     4.25 Relationships with Customers, Suppliers and Representatives. The Company has not received written notice and has no knowledge that any material customer, supplier, or sales representative intends to cancel, terminate or otherwise modify its relationship with the Company or any Subsidiary.

     4.26 Permits. The Company and the Subsidiaries hold, and there are in full force and effect, all permits, authorizations, licenses, permissions, or consents of any Governmental Authority or other Person that are required to be held by the Company or any of the Subsidiaries to own, maintain and operate the assets and properties owned or leased by the Company or the Subsidiaries or conduct their respective activities as currently conducted and are material to the operations of the Company and the Subsidiaries, each of which is described on Schedule 4.26 (the "Company Permits"). Except as described on Schedule 4.26,
(i) neither the Company nor any of the Subsidiaries is in default (without regard to requirements of notice, lapse of time, or elections of other Persons, or any combination thereof) under any provision of the Company Permits, (ii) neither the Company nor any of the Subsidiaries has received any notice of any threatened cancellation, modification or non-renewal of any Company Permit, and
(iii) to the Company's knowledge, no basis for any such cancellation, modification or non-renewal exists. The Company has delivered or made available to Acquiror a true and complete copy of each of the Company Permits.

33

     4.27 Company Action. The Board, at a meeting duly called and held, has, with knowledge of the terms and conditions in this Agreement, (i) determined that the Merger is advisable, fair to and in the best interests of the Company and its shareholders, (ii) approved and adopted this Agreement and the transactions contemplated hereby, including the Merger, and such approval constitutes approval of the Merger for purposes of Section 14-2-1103 of the GBCC, and (iii) resolved to recommend that the shareholders of the Company approve and adopt this Agreement and the transactions contemplated by this Agreement.

     4.28 Fairness Opinion. Deutsche Banc Alex. Brown has rendered to the Board an opinion to the effect that, as of the date of such opinion, the Merger Consideration, subject to reduction for applicable withholding Taxes or stock transfer Taxes payable by the Company, to be received in the Merger by Holders of Company Shares (other than Dissenting Shares) is fair to such Holders from a financial point of view. The Company has provided to Acquiror a true and correct copy of such opinion and has obtained the consent of Deutsche Banc Alex. Brown, subject to its prior approval of the language used in connection with the reference, to the reference in the Proxy Statement and the inclusion in the Proxy Statement of a copy of such written opinion.

     4.29 Payments to Company Shareholders. Since January 1, 2001, the Company has not made any payments or distributions to or for the benefit of any shareholder of the Company or its Affiliates, other than payments in the ordinary course of business consistent with past practices, payments required under the Company 401(k) Plan and the Stock Option Plan, payments previously made under the Jacobs Purchase Agreement and payments contemplated under this Agreement.

     4.30 Indemnity Claims. The Company has not received notice of any claims for indemnification under the Jacobs Purchase Agreement or the Jacobs Escrow, and, to the knowledge of the Company, there are no threatened claims for indemnification under the Jacobs Purchase Agreement or the Jacobs Escrow.

     4.31 Accounts Receivable. Each of the Company and the Subsidiaries is the true and lawful owner of its accounts receivable, subject only to Permitted Liens. Each such account receivable is a true and correct statement of the account for products actually sold and delivered to, or for services performed for and accepted by, such account debtor.

     4.32 Bank Accounts. Schedule 4.32 describes all bank accounts, brokerage accounts, and safe deposit boxes of any kind maintained by the Company or any Subsidiary and, in each case, identifies the individuals that are authorized signatories for, or which are authorized to have access to, each of them.

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                                    ARTICLE V

           REPRESENTATIONS AND WARRANTIES OF ACQUIROR AND ACQUISITION

     Each of Acquiror and Acquisition represents and warrants to the Company as follows:

     5.1 Organization. Each of Acquiror and Acquisition is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and each has the requisite corporate power and authority to own, lease and operate the properties that it purports to own, lease or operate and to carry on its business as it is now being conducted.

     5.2 Authority Relative to this Agreement. Each of Acquiror and Acquisition has full power and authority to execute and deliver this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement by Acquiror and Acquisition and the consummation by Acquiror and Acquisition of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Acquiror and Acquisition. This Agreement has been duly executed and delivered by Acquiror and Acquisition and, assuming the due authorization, execution and delivery of this Agreement by the Company, constitutes a legal, valid and binding agreement of Acquiror and Acquisition, enforceable against Acquiror and Acquisition in accordance with its terms, subject to (i) any applicable bankruptcy, insolvency or other similar Legal Requirements now or hereafter in effect affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

     5.3 Consents and Approvals; No Violation. None of the execution and delivery of this Agreement by Acquiror and Acquisition, the consummation by Acquiror and Acquisition of the transactions contemplated hereby or compliance by Acquiror and Acquisition with any of the provisions hereof will (i) conflict with or result in a breach of any provision of the charter or bylaws of Acquiror or Acquisition; (ii) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority by Acquiror or Acquisition, except (A) pursuant to the Exchange Act, the Securities Act, certain state takeover statutes and the HSR Act and (B) for filing the Certificate of Merger pursuant to the GBCC; (iii) result in a default (or an event which with notice or lapse of time or both would become a default) or give to any third party any right of termination, cancellation, amendment or acceleration under, or result in the creation of a Lien on any of the assets of Acquiror or Acquisition pursuant to, any note, license, agreement or other instrument or obligation to which Acquisition is a party or by which Acquiror or Acquisition or any of their respective assets may be bound or affected; or (iv) violate or conflict with any order, writ, injunction, decree, statute, rule or regulation applicable to Acquiror or Acquisition or any of their respective assets.

     5.4 Proxy Statement. The information relating to Acquisition or Acquiror provided to the Company by Acquisition or Acquiror at the reasonable request of the Company specifically for inclusion in the Proxy Statement will, at the time the Proxy Statement is filed in final form with the SEC or first sent to the Company's shareholders, and at the time of the Special Meeting (and the date of any adjournment thereof), comply with the Company's request and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

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     5.5 No Violation of the Margin Rules. None of the transactions contemplated by this Agreement will violate or result in the violation of Section 7 of the Exchange Act, including, without limitation, Regulations T, U or X of the Board of Governors of the Federal Reserve System.

     5.6 Brokers. None of Acquiror or Acquisition or any of their respective officers, directors or employees has employed any broker, finder or investment banker or incurred any liability, which would be payable by the Company, for any brokerage, finder's or other fees or commissions in connection with the transactions contemplated by this Agreement.

     5.7 Acquiror and Acquisition Action. The board of directors of Acquiror, the board of directors of Acquisition and the sole shareholder of Acquisition, at meetings duly called and held (or by unanimous written consent), have, with the knowledge of the terms and conditions in this Agreement, unanimously (i) determined that the Merger is advisable, fair to and in the best interests of Acquiror and Acquisition, respectively, and their respective shareholders, and
(ii) approved and adopted this Agreement and the transactions contemplated hereby, including the Merger, and such approval constitutes approval of the Merger by Acquisition and its shareholder for purposes of the GBCC.

     5.8 Financing Commitment. Acquiror has received a fully executed written commitment from BNP Paribas dated November 14, 2001 with respect to the provision of financing for the transaction contemplated by this Agreement (the "Commitment"), a copy of which has been provided to the Company. The Commitment has not been modified and remains in full force and effect.

                                   ARTICLE VI

                     CONDUCT OF BUSINESS PENDING THE MERGER

     6.1 Certain Affirmative Covenants of the Company. Except as otherwise specifically provided in this Agreement or as described on Schedule 6.1, from the date of this Agreement to the Effective Time, the Company shall, and shall cause each of the Subsidiaries to:

     (a) conduct its business only in the usual, regular, and ordinary course and consistent with past practices and, to the extent consistent with such operation, use its best efforts to (i) preserve its current business organization intact, (ii) keep available the services of its employees, (iii) continue normal marketing, advertising and promotional expenditures, and (iv) preserve any beneficial business relationships with all customers, suppliers and others having business dealings with it;

     (b) maintain (i) all of its material assets and properties in their current condition and repair, ordinary wear excepted, and (ii) in full force and effect the Company Insurance Policies or replacement policies in amounts and with coverage at least as favorable as the Company Insurance Policies, issued by the same insurors or other insurors that are reasonably approved by Acquiror;

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     (c) (i) duly comply with all applicable  Legal  Requirements,  (ii) perform all of its obligations under the Company Material Contracts without uncured default, and (iii) maintain its books, records and accounts in the usual, regular and ordinary course of business consistent with past practices;

     (d) use its best efforts to obtain in writing as promptly as possible all approvals and consents required to be obtained by it in order to consummate the transactions contemplated by this Agreement (the "Required Consents") and deliver to Acquiror copies of the Required Consents;

     (e) promptly deliver to Acquiror correct and complete copies of its monthly and quarterly consolidated financial statements and any reports with respect to its activities which are prepared by or for it at any time from the date hereof until the Effective Time, and any other similar materials which Acquiror may reasonably request; and

     (f) pay all of its trade, subcontractor or other obligations on a basis consistent with past practice, except for amounts disputed in good faith.

     6.2 Certain Negative Covenants of the Company. Except as otherwise specifically provided in this Agreement or as described on Schedule 6.2, the Company shall not, and shall not permit any Subsidiary to, directly or indirectly, prior to the Effective Time, without the prior written consent of Acquiror and Acquisition:

     (a) propose or adopt any amendment to or otherwise change its charter (or similar document) or bylaws;

     (b) authorize for issuance, sale, pledge, disposition or encumbrance, or issue, sell, pledge, dispose of or encumber (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase, convertible securities or otherwise), any capital stock of any class, any other securities of, or any other ownership interest (including but not limited to stock appreciation rights, phantom stock or stock-based performance units) in, the Company or any Subsidiary (except for the issuance of shares of Company Common Stock upon the exercise of the Company Options), or amend any of the terms of any such securities or agreements outstanding on the date hereof;

     (c) reclassify, combine, split or subdivide any shares of its capital stock, or declare, set aside or pay any dividend or other distribution (whether in cash, securities or property or any combination thereof) in respect of any class or series of its capital stock;

     (d) redeem, purchase or otherwise acquire, or propose or offer to redeem, purchase or otherwise acquire, any outstanding Company Shares or other securities of the Company or any Subsidiary or any securities convertible into or exchangeable or exercisable for any Company Shares or other securities of the Company or the Subsidiaries except as required by the Company 401(k) Plan and the Stock Option Plan;

     (e) (i) incur, assume or prepay any material liability, including, without limitation, any indebtedness for borrowed money, (ii) make any loans, advances or capital contributions to, or investments in, any third party, (iv) mortgage or pledge any of its material assets, tangible or intangible, or create or suffer to exist any material Lien thereupon, or (v) make any commitments for or authorize any new capital not contemplated in the Capex Budget or outside the ordinary course of business regardless of amount;

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     (f) except as required to effect the provisions of Section 2.9, enter into, adopt, terminate or amend in any material respect any bonus, profit sharing, compensation, termination, stock option, stock appreciation right, restricted stock, performance unit, pension, retirement, deferred compensation, employment, severance, termination pay or other employee benefit agreement or arrangement, labor agreement, trust, plan, fund or other arrangement for the benefit or welfare of any director, officer or employee, or increase in any manner the compensation or fringe benefits of any director, officer or employee, or pay any benefit not required by any existing plan and arrangement including, without limitation, the granting of stock options, stock appreciation rights, shares of restricted stock or performance units; provided, however, that within the ordinary course of business consistent with past practice, the Company may hire, terminate and adjust the compensation of or pay customary annual bonuses to any officer or employee of the Company (except as otherwise provided in Section 7.11(f));

     (g) execute or enter into any Contract, commitment or transaction other than in the ordinary course of business consistent with past practices;

     (h) waive, assign, release or relinquish any material rights, cancel any material (individually or in the aggregate) indebtedness, waive the benefits of or agree to modify in any manner any confidentiality, standstill or similar agreement to which the Company or any Subsidiary is a party, or permit any insurance policy naming it as a beneficiary or loss payable payee, including the Company Insurance Policies, to be cancelled or terminated, other than upon expiration (subject to Section 6.1(b));

     (i) authorize, recommend, propose or enter into or announce an intention to authorize, recommend, propose or enter into an agreement in principle or a definitive agreement with respect to any merger, consolidation, reorganization, recapitalization, liquidation, dissolution, or business combination, any acquisition of a material amount of assets or securities, or any disposition of a material amount of assets or securities;

     (j) except as may be required as a result of a change in any Legal Requirement or in GAAP, change any of the accounting principles or practices used by it or revalue in any respect any of its material assets, including writing down the value of inventory or writing-off notes or accounts receivable, other than in the ordinary course of business consistent with past practices;

     (k) make, revoke or amend any Tax election, or enter into or amend any agreement with any taxing authority, or, except in the ordinary course of business consistent with past practices, settle or compromise any federal, state, local or foreign income Tax liability or waive or extend the statute of limitations in respect of any such Taxes;

     (l) pay, discharge, settle, compromise or satisfy any material claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise) other than the payment, discharge or satisfaction in the ordinary course of business consistent with past practices, of liabilities reflected or reserved against in the Balance Sheet (including such liabilities for Litigation reflected on Schedule 4.9 provided that amounts paid or payable by the Company with respect thereto do not exceed $50,000 in any one case or $300,000 in the aggregate, in accordance with the advice of counsel) or incurred in the ordinary course of business consistent with past practices since the date thereof;

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     (m) fail to maintain in full force and effect any material  Company Permit,
Environmental   Permit  or  license   (including   contractor  and  professional
engineering licenses and qualifications to transact business);

     (n) make any payment or distribution to or for the benefit of any shareholder of the Company or its Affiliates, other than payments in the ordinary course of business consistent with past practices, payments of dividends with respect to the Company Preferred Stock, in accordance with its terms or this Agreement, and payments required under the Company Plans; or

     (o) commit or agree (in writing or otherwise) to take any of the foregoing actions or any action or allow any other event to occur which would make any representation or warranty in this Agreement materially untrue or incorrect, as of the date hereof or as of the Effective Time, as if made as of such time.

                                   ARTICLE VII

                              ADDITIONAL AGREEMENTS

     7.1 No Solicitation. From and after the date of this Agreement until the earlier of the Effective Time or termination of this Agreement pursuant to its terms, the Company shall not and shall direct its Representatives not to and shall cause the Subsidiaries and their Representatives not to, directly or indirectly, encourage, solicit, participate in or initiate the submission of proposals or offers from any Person for, participate in any discussions or negotiations pertaining to, or furnish any information to any Person other than Acquiror or Acquisition relating to, any direct or indirect acquisition or purchase of the business of the Company or all or any portion of the Company Assets. The Company represents and warrants to Acquiror and Acquisition that it, the Subsidiaries and their respective Representatives have ceased any and all existing activities, discussions or negotiations with such Persons conducted heretofore. Any violation of the restrictions set forth in this Section 7.1 by any Representative of the Company or any of the Subsidiaries shall be deemed to be a material breach of this Agreement by the Company.

     7.2 Access to Information. From the date of this Agreement, the Company shall, and shall cause its officers, directors, employees, auditors, agents and the Subsidiaries, and the officers, directors, employees, auditors and agents of each Subsidiary to, give Acquiror, Acquisition and each source of financing for Acquiror in connection with the Merger (each a "Financing Source") and the officers, employees, counsel, advisors and representatives of Acquiror, Acquisition and each Financing Source (the "Agents"), reasonable access during regular business hours to the officers, employees, agents, offices, properties, and other facilities and to the books and records of the Company and each Subsidiary, permit Acquiror, Acquisition and each Financing Source to make such inspections and conduct such testing as it may reasonably require, and furnish Acquiror, Acquisition and each Financing Source with such financial, operating, environmental and other data and information as Acquiror or Acquisition through their Agents, may from time to time reasonably request. Acquisition and Acquiror shall hold and shall cause their Agents to hold all information provided pursuant to this Section 7.2 confidential to the extent required by the terms of this Agreement. The Company shall furnish promptly, upon request of Acquiror, to Acquiror and Acquisition a copy of each report, schedule, registration statement and other document filed by it or the Subsidiaries during such period pursuant to the requirements of federal, state or foreign securities Legal Requirements. No investigation made by Acquiror, Acquisition, a Financing Source or any Agent thereof pursuant to this Section 7.2 shall affect any representations or warranties of the parties contained in this Agreement or any conditions to their obligations hereunder.

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     7.3 Confidentiality; Public Announcement.

     (a) Any non-public information that Acquiror shall obtain from the Company in connection with this Agreement with respect to the Company's business shall be deemed confidential and, unless and until Closing shall occur, Acquiror shall not disclose any such information to any third party (other than its directors, officers and employees, and representatives of its advisers and Financing Sources whose knowledge thereof is necessary in order to facilitate the consummation of the transactions contemplated hereby) or use such information to the detriment of the Company; provided that (i) Acquiror may use and disclose any such information once it has been publicly disclosed (other than by Acquiror in breach of its obligations under this Section) or which rightfully has come into the possession of Acquiror (other than from the Company), and (ii) to the extent that Acquiror may become compelled by Legal Requirements to disclose any of such information, Acquiror may disclose such information if it shall have used all reasonable efforts, and shall have afforded the Company the opportunity, to obtain an appropriate protective order, or other satisfactory assurance of confidential treatment, for the information compelled to be disclosed. In the event of termination of this Agreement, Acquiror shall use all reasonable efforts to cause to be delivered to the Company or destroyed, any documents, work papers and other materials obtained by Acquiror or on its behalf from the Company, whether so obtained before or after the execution hereof.

     (b) Any non-public information that the Company shall obtain from Acquiror in connection with this Agreement with respect to Acquiror or any of its Affiliates shall be deemed confidential, and the Company shall not disclose such information to any third party (other than its directors, officers and employees, and representatives of its advisers whose knowledge thereof is necessary in order to facilitate the consummation of the transactions contemplated hereby) or use such information to the detriment of Acquiror; provided that (i) the Company may use and disclose any such information once it has been publicly disclosed (other than by the Company in breach of its obligations under this Section) or which rightfully has come into the possession of the Company (other than from Acquiror), and (ii) to the extent that the Company may become compelled by Legal Requirements to disclose any of such information, the Company may disclose such information if it shall have used all reasonable efforts, and shall have afforded Acquiror the opportunity, to obtain an appropriate protective order, or other satisfactory assurance of confidential treatment, for the information compelled to be disclosed. In the event of termination of this Agreement, the Company shall use all reasonable efforts to cause to be delivered to Acquiror or destroyed, any documents, work papers, and other materials obtained by the Company or on its behalf from Acquiror, whether so obtained before or after the execution hereof.

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     (c) Acquiror and the Company shall  consult with each other before  issuing any press release or otherwise making any public statements with respect to any of the transactions contemplated by this Agreement, shall provide to the other party for review a copy of any such press release or statement a reasonable time prior to such release or statement and shall not issue any such press release or make any such public statement prior to such consultation and review, except where advised by outside legal counsel that consultation is not practicable in order to comply with applicable Legal Requirements or any listing agreement with applicable securities exchanges. It is the intention of Acquiror and the Company to jointly issue a press release and public statement first announcing the transactions contemplated by this Agreement.

     7.4 Proxy Statement.

     (a) The Company shall, in accordance with applicable Legal Requirements:

     (i) duly call, give notice of, convene and hold a special meeting of its shareholders as soon as practicable after the date of this Agreement for the purpose of approving and adopting this Agreement and the transactions contemplated hereby, including the Merger, for the purpose of considering and taking action upon this Agreement (the "Special Meeting") and shall not adjourn to a later date, postpone or cancel (or propose to adjourn to a later date, postpone or cancel) such Special Meeting unless required by applicable Legal Requirements; and

     (ii) use all reasonable efforts to (A) obtain and furnish the information required to be included by it in the Proxy Statement, file the preliminary Proxy Statement with the SEC on or before November 30, 2001 and, after consultation with Acquiror and Acquisition, respond promptly to any comments made by the SEC with respect to the Proxy Statement and any preliminary version thereof and cause the Proxy Statement to be mailed to its shareholders at the earliest practicable time following the date of this Agreement and (B) solicit from the shareholders of the Company proxies in favor of the approval and adoption of this Agreement and the transactions contemplated hereby, including the Merger.

     (b) The Company shall promptly correct the Proxy Statement if and to the extent that it becomes false or misleading in any material respect (and each of Acquiror and Acquisition, with respect to written information supplied by it specifically for use in the Proxy Statement, shall promptly notify the Company of any required corrections of such information and cooperate with the Company with respect to correcting such information), shall supplement the information contained in the Proxy Statement to include any information that becomes necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (and each of Acquiror and Acquisition shall supplement the information provided by it specifically for use in the Proxy Statement to include any information that shall become necessary in order to make the statements therein that are based on such provided information, in light of the circumstances under which they were made, not misleading), and shall take all steps necessary to cause the Proxy Statement, as so corrected or supplemented, to be filed with the SEC and disseminated to the Company's shareholders, in each case to the extent required by applicable federal securities Legal Requirements. The Company shall give Acquiror and its counsel a reasonable opportunity to review and comment on the Proxy Statement prior to its filing with the SEC or dissemination to the shareholders of the Company. The
Company shall provide to Acquiror and its counsel any comments and correspondence the Company or its counsel may receive from the SEC with respect to the Proxy Statement promptly after receipt thereof.

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     (c) The Company shall, or shall cause its transfer agent to, make all stock records and other records relating to the Company Shares and the Company's shareholders available to Acquiror and Acquisition as is necessary or advisable to effect the intent of this Agreement.

     7.5 Notification of Certain Matters; Equitable Relief.

     (a) The Company shall give prompt written notice to Acquiror, and Acquiror shall give prompt written notice to the Company, of the occurrence (or nonoccurrence) of any event, the occurrence (or nonoccurrence) of which would be likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect and of any material failure of either party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that delivery of any notice pursuant to this Section 7.5 shall not limit or otherwise affect the remedies available to either party hereunder.

     (b) Each of the Company, Acquiror and Acquisition shall give prompt written notice to the other parties hereto of any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement.

     (c) The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

     7.6 Antitrust Notification. Each of the Company and Acquiror shall as promptly as practicable, but in no event later than two business days following the execution of this Agreement, file with the United States Federal Trade Commission and the United States Department of Justice the notification and report form, if any, required for the transactions contemplated hereby and any supplemental information requested in connection therewith pursuant to the HSR Act. Each of the parties hereto shall use commercially reasonable efforts to obtain any clearance required under the HSR Act for the consummation of the transactions contemplated hereby; provided; however, that nothing contained herein shall require (i) Acquiror or any of its subsidiaries to divest or hold separate any portion of its assets or the assets of the Company or (ii) the Company or any of the Subsidiaries to divest or hold separate any portion of its assets.

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     7.7  Takeover  Statutes.  If any state  takeover  statute or other  similar statute or regulation becomes or is deemed to become applicable to the Merger, this Agreement or any of the transactions contemplated hereby, the Company shall promptly use its reasonable best efforts to take all action necessary to render such statute or regulation inapplicable to all of the foregoing.

     7.8 Tax Returns and Payments. After Closing:

     (a) Acquiror shall be responsible for preparing and filing on behalf of the Company all Tax Returns for the Company which have not been filed as of the Closing Date, including (i) all Tax Returns for reporting periods of the Company ending on or before the Closing Date which have not been filed on or before the Closing Date; (ii) all Tax Returns of the Company for reporting periods beginning before and ending after the Closing Date; and (iii) all Tax Returns for reporting periods of the Company beginning on or after the Closing Date; provided, however, that with respect to Tax Returns described in clauses (i) and
(ii), Acquiror shall consult with the Special Purpose Representative Committee in preparing such returns, and such Tax Returns shall not report any item in a manner that is inconsistent with the manner in which any corresponding item has been previously reported in any such Tax Return already filed, unless such inconsistent treatment is (x) required by any Legal Requirement or due to a change in circumstances, or (y) is permitted by any Legal Requirement, Acquiror elects to make such change in treatment, and such change would not be prejudicial to the Company or its shareholders. Acquiror shall furnish the Special Purpose Representative Committee with copies of Tax Returns described in clauses (i) and (ii) of this paragraph (a) within ten days prior to the filing date.

     (b) The Tax liabilities for each period beginning on the first day of any reporting period that begins before the Closing Date but which is not ended on or prior to the Closing Date (a "Short Period") shall be determined by closing the books and records of the Company as of the Closing Date, by treating each such Short Period as if it were a separate reporting period, and by employing accounting methods which are consistent with those employed in preparing the Tax Returns for the Company in prior reporting periods and which do not have the effect of distorting income or expenses. Notwithstanding the preceding sentence, Taxes based on items other than income or sales shall be computed for the reporting period beginning on the first day of the applicable Short Period and prorated on a time basis between the Short Period and the period beginning on the first day after the Closing Date and ending on the last day of the reporting period which includes the Closing Date; provided that with respect to any Tax which is not in effect during the entire Short Period, the proration of such Tax shall be based on the period during the Short Period that such Tax was in effect.

     (c) Each of the parties hereto shall provide the others with such assistance as may reasonably be requested by any of them in connection with the preparation of any Tax Return (including amended Tax Returns and claims for Tax refunds), any audit or other examination by any Taxing authority, or any judicial or administrative proceedings relating to liability for Taxes, and each will retain until the expiration of any relevant statutes of limitations (and, to the extent notified by the other party, any extension thereof) and provide the other, at all reasonable times, with any work papers, records or other information which may be relevant to such return, audit or examination, proceeding or determination (including, but not limited to, determinations under this Section 7.8). The party requesting assistance or documents hereunder shall reimburse the other parties for reasonable expenses incurred in providing such assistance or documents.

43

     7.9 FIRPTA  Certification.  The Company shall execute such documents as are
reasonably  requested  by  Acquiror,   for  purposes  of  satisfying  Acquiror's
obligations under Treasury Regulation Section 1.1445-2(c)(3).

     7.10 Jacobs Escrow Claims. From and after the date of this Agreement until the earlier of the Effective Time or termination of this Agreement pursuant to its terms, the Company shall not resolve or settle any indemnification claims made under the Jacobs Purchase Agreement or the Jacobs Escrow without the prior written consent of Acquiror, which consent shall not be unreasonably withheld. Surviving Corporation shall keep the Special Purpose Representative Committee reasonably informed of all communication concerning the Jacobs Escrow, including copies of all written notices, claims or correspondence given or received by the Surviving Corporation with respect to the Jacobs Escrow, and shall not resolve or settle any indemnification claims made under the Jacobs Purchase Agreement or with respect to the Jacobs Escrow in excess of $100,000 in the aggregate during any calendar year without the prior written consent of the Special Purpose Representative Committee, which consent shall not be unreasonably withheld.

     7.11 Termination of Company Plans.

     (a) If requested by Acquiror, Company shall, prior to the Closing Date, terminate any one or more of the Company Plans (with the exception of the Law Companies Group, Inc. Pension Plan ("Company Pension Plan")) and shall cease making contributions to any such Company Plans, provided that, as conditions of such termination, (i) Company's employees who become employees of Acquiror and/or the Surviving Corporation shall receive employee benefits which in the aggregate are comparable to those provided from time to time by Acquiror and its subsidiaries to their respective similarly situated employees; and (ii) Company's employees shall be eligible to participate in Acquiror's 401(k) plan immediately following the Closing Date, subject to compliance with the eligibility provisions of such plan. Acquiror shall bear all costs associated with terminating any of the Company Plans that are terminated at the request of Acquiror.

     (b) With respect to the Company 401(k) Plan and the Company Pension Plan, on or prior to the Closing Date, the Company shall adopt resolutions and shall amend such plan(s) to comply with or such plan(s) shall have been submitted to the Internal Revenue Service an application for determination at to the plan's qualified status with respect to the applicable provisions of the Uruguay Round Agreements Act of 1994, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayers' Relief Act of 1997, and the IRS Restructuring and Reform Act of 1998 and any other applicable statutory requirements.

44

     (c) If Closing occurs after December 28, 2001, then on or before the Closing Date the Company shall contribute to the Company Pension Plan the Pension Funding Amount.

     (d) Except as  otherwise  provided in this  Agreement  or as  described  on
Schedule 7.11, the Company shall take all necessary or appropriate actions to ensure that execution of this Agreement and the consummation of the transactions contemplated hereby will not (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any Company Plans, employment agreement, severance agreement or any other agreement (whether written or oral), trust or loan that will or may result in any payment (whether of severance pay, equity-based compensation, cash or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any employee or former employee of the Company, the Subsidiaries, or its Affiliates except as may be required by applicable Legal Requirements in connection with the termination of any of the Company Plans.

     (e) On or before the Closing Date, the Company shall terminate Law Environmental Consultants, Inc. 165(e) Plan.

     (f) Except as described on Schedule 7.11, the Company shall not, and shall not permit any Subsidiary to, directly or indirectly, prior to the Closing Date, without the prior written consent of Acquiror, designate or approve any additional employees as eligible participants or authorize or make or commit to make any payments of discretionary bonuses to any employees, or any payments or distributions to participating employees under any of the Bonus Plans. "Bonus Plans" means the Company's Management Incentive Plan, the Company's Performance Management Incentive Plan, the Company's Business Development Incentive Plan, the Company's Productivity Incentive Plan, the Company's Quality Product Incentive Program, the Company's Sales Incentive Program for IMSD Sales Associate, the Company's Sales Incentive Program for IMSD Sales Manager and any other.

     7.12 Title Commitments and Surveys; Title Curative. Following the date of this Agreement, Acquiror may, at its option and cost, obtain commitments of title insurance (each a "Title Commitment") issued by a nationally recognized title insurance company (the "Title Company"), with respect to any or all of the parcels of real property owned or leased by the Company and surveys of such property (each a "Survey"). Acquiror may notify the Company, in writing, of any defects disclosed in any Title Commitment or Survey other than Permitted Liens (any such defect being a "Title Defect"). The Company shall exercise commercially reasonable, good faith best efforts to cure (or, only with the consent of Acquiror, cause the Title Company to commit to affirmatively insure over) any Title Defect; provided, however that the aggregate expenditures for such curing shall not exceed $50,000 and upon the Company's expenditure of such $50,000, all Title Defects shall be deemed to have been cured.

     7.13 Environmental Assessments. Following execution and delivery of this Agreement, Acquiror may perform such reasonable investigations, assessments and testing with respect to the environmental condition of any of the Company's owned or leased properties as it deems necessary or desirable (the "Environmental Assessments"); provided, however that Acquiror must coordinate such Environmental Assessments with the Company and obtain the Company's prior consent (which shall not be unreasonably withheld) to obtain access to its owned or leased properties to conduct the Environmental Assessments.

45

     7.14 Employment Agreements. Simultaneously with the execution of this Agreement, the Company shall execute and deliver employment agreements to Bruce
C. Coles and Robert B. Fooshee, or amendments to their existing employment agreements, which shall be effective as of the Effective Time and in the forms approved by Acquiror and such individuals prior to the date of this Agreement (the "Employment Agreements").

     7.15 Special Contracts. Following the execution and delivery of this Agreement, the Company promptly shall provide to Acquiror with copies of all written notices and other correspondence given or received by the Company relating to any Special Contract.

     7.16 Financing Commitment Notice. Acquiror shall immediately provide to the Company a copy of any modification in or amendment to the Commitment. Within ten calendar days after the Company's receipt of such modification or amendment, the Company shall have the right to terminate this Agreement in accordance with
Section 10.1(d)(iii).

                                  ARTICLE VIII

                    CONDITIONS TO CONSUMMATION OF THE MERGER

     8.1 Conditions to Each Party's Obligation to Effect the Merger. The respective obligations of each party hereto to consummate the Merger is subject to the satisfaction at or prior to the Effective Time of the following conditions:

     (a) this Agreement and the Merger shall have been adopted by the shareholders of the Company in accordance with the Company's articles of incorporation and the GBCC;

     (b) no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or enforced by any court or Governmental Authority of competent jurisdiction and be in effect which prohibits, restrains, challenges, enjoins or restricts the consummation of the Merger;

     (c) there shall not have been instituted or pending any action, proceeding or counterclaim by any Governmental Authority, challenging the consummation of the Merger, or seeking to, directly or indirectly, result in the consequences referred to in paragraph (b) above;

     (d) any waiting period applicable under the HSR Act shall have terminated or expired; and

     (e) the Escrow Agent shall have executed and delivered the Secondary Escrow Agreement.

     8.2 Conditions to Obligation of the Company to Effect the Merger. The obligation of the Company to effect the Merger is further subject to the satisfaction at or prior to the Effective Time of the following conditions, any one or more of which may be waived by the Company:

     (a) each of Acquiror and Acquisition shall have performed in all material respects each of its obligations under this Agreement required to be performed by it at or prior to the Effective Time pursuant to the terms hereof;

46

     (b) the representations and warranties of Acquiror and Acquisition shall be true and correct in all material respects (without giving effect to any limitation as to materiality in such representations and warranties) at and as of the Effective Time or when required by this Agreement to be true and correct;

     (c) Acquiror and Acquisition shall have delivered to the Company a certificate, executed by an executive officer of each, certifying that the conditions in Sections 8.2(a) and (b) have been satisfied;

     (d) the Company shall have received the opinion of Morrison & Foerster LLP, counsel to Acquiror and Acquisition, in customary form reasonably acceptable to the Company;

     (e) each of the following certificates shall have been executed and/or delivered by the Person who or which is the subject thereof:

     (i) each of Acquiror and Acquisition shall have delivered to the Company a certificate of its secretary, dated as of the Closing Date, certifying (A) as to the incumbency and genuineness of the signatures of each officer of such Person executing this Agreement and the other documents contemplated by this Agreement; and (B) the genuineness of the resolutions (attached thereto) of the board of directors or similar governing body of such entity authorizing the execution, delivery and performance of this Agreement and the other documents contemplated by this Agreement to which such entity is a party and the consummation of the transactions contemplated hereby and thereby; and

     (ii) Acquiror and Acquisition shall have delivered certificates dated within thirty days of the Closing Date from the Secretaries of State of the State of Colorado and the State of Georgia, certifying as to the good standing status of Acquiror and Acquisition, respectively.

     (f) the Surviving Corporation shall have executed and delivered the Employment Agreements.

     8.3 Conditions to Obligation of Acquiror and Acquisition to Effect the Merger. The obligation of Acquiror and Acquisition to effect the Merger is further subject to the satisfaction at or prior to the Effective Time of the following conditions, any one or more of which may be waived by Acquiror and
Acquisition:

     (a) the Company shall have performed in all material respects each of its obligations under this Agreement required to be performed by it at or prior to the Effective Time pursuant to the terms hereof;

     (b) the representations and warranties of the Company shall be true and correct in all material respects (without giving effect to any limitation as to materiality or in such representations and warranties) at and as of the Effective Time or when required by this Agreement to be true and correct;

47

     (c) the Company shall have delivered to Acquiror and Acquisition a certificate, executed by an executive officer of the Company, certifying that the conditions in Sections 8.3(a) and (b) have been satisfied;

     (d) there shall not have been any regulation, legislation, statute, rule, injunction, judgment or other order promulgated, enacted, entered or enforced or deemed applicable to the Merger by any Governmental Authority and be in effect (other than the routine application to the Merger or other subsequent business combination of waiting periods under the HSR Act), that prohibits or limits the ownership or operation by Acquiror or Acquisition or any other Affiliate of Acquiror of all or any portion of the business or assets of the Company and the Subsidiaries or of Acquiror or Acquisition or any other Affiliate of Acquiror or compels Acquiror or Acquisition or any other Affiliate of Acquiror to dispose of or to hold separately all or any portion of the business or assets of the Company or any of the Subsidiaries or of Acquiror or Acquisition or any other Affiliate of Acquiror, or imposes any material limitation on Acquiror or Acquisition or any other Affiliate of Acquiror to conduct their business or own such assets;

     (e) there shall not have been instituted or pending any action,  proceeding
or  counterclaim  by  any  Governmental  Authority,   seeking  to,  directly  or
indirectly, result in any of the consequences referred to in clause (d) above;

     (f) no Material Adverse Effect shall have occurred;

     (g) the Company Closing Cash shall be at least $11,800,000, as evidenced to Acquiror's reasonable satisfaction;

     (h) the Company and the Subsidiaries shall have no indebtedness for borrowed money or other long term debt obligation (including capital leases), or Accommodation Obligations, other than the Letters of Credit, all as evidenced to Acquiror's reasonable satisfaction;

     (i) Acquiror shall have received the opinion of Long Aldridge & Norman LLP, counsel to the Company, in customary form reasonably acceptable to Acquiror;

     (j) there shall have been delivered to Acquiror and BNP Paribas each of the estoppel certificates, nondisturbance and attornment agreements and other instruments required by BNP Paribas to be executed and delivered by the lessors under the leases of real property or their mortgagees, in form and substance satisfactory to BNP Paribas;

     (k) each of the following certificates shall have been executed and/or delivered by the Person who or which is the subject thereof:

     (i) The Company shall have delivered to Acquiror a certificate of the secretary of the Company, dated as of the Closing Date, certifying (A) that true and complete copies of the Company's Restated Articles of Incorporation, as amended, and the Bylaws as in effect on the Closing Date are attached thereto,
(B) as to the incumbency and genuineness of the signatures of each officer of such Person executing this Agreement and the other documents contemplated by this Agreement; and (C) the genuineness of the resolutions (attached thereto) of the Board or similar governing body of the Company authorizing the execution, delivery and performance of this Agreement and the other documents contemplated by this Agreement to which the Company is a party and the consummation of the transactions contemplated hereby and thereby; and (ii) certificates dated within thirty days of the Closing Date from the Secretaries of State of the States in which the Company or any of the Subsidiaries is organized or, to the extent required by Acquiror's lender, qualified to do business, certifying as to the good standing status of the Company and such Subsidiaries.

48

     (l) there shall have been delivered to Acquiror each of the Required Consents, in form and substance reasonably satisfactory to Acquiror;

     (m) the Company shall have paid all accrued but unpaid dividends in respect of the Company Preferred Stock through the Effective Time;

     (n) all rights under the Williams Warrants shall have expired or been terminated without exercise, as evidenced to the reasonable satisfaction of Acquiror;

     (o) the number of shares of Company Common Stock that could be Dissenting Shares shall not comprise more than 5% of all shares of Company Common Stock issued and outstanding at the Effective Time;

     (p) there shall exist no Title Defects which (i) the Title Company shall not have deleted from the Title Commitments, (ii) with the consent of Acquiror, the Title Company shall have not committed to insure over by endorsement, or
(iii) shall not have been cured or deemed cured pursuant to Section 7.12; and

     (q) Messrs. Coles and Fooshee shall have executed and delivered the Employment Agreements.

                                   ARTICLE IX

                                 INDEMNIFICATION

     9.1 Indemnification for the Company. From and after Closing, the Company (as the Surviving Corporation and successor to Acquisition), Acquiror and their respective subsidiaries shall be indemnified and held harmless in accordance with Section 9.7 from and against any and all Losses arising out of or resulting from:

     (a) any representations and warranties made by the Company in this Agreement or any certificate delivered in connection herewith not being true and accurate as of the Effective Time or when required by this Agreement to be true and accurate;

49

     (b) any failure by the Company to perform any of its covenants, agreements, or obligations in this Agreement required or contemplated to be performed at or prior to the Effective Time;

     (c) without limiting the foregoing in any way, any liability of the Company or any of the Subsidiaries for any Taxes with respect to periods prior to the Effective Time in excess of amounts reserved therefor in the Company's books as of the Effective Time (including, without limitation, any liability for R&E Tax Credits for which the Company or any Subsidiary has taken or received the benefit prior to the Effective Time but which subsequently are disallowed by the relevant taxing authority);

     (d) any disallowance of any R&E Tax Credits for which Net R&E Tax Credit Proceeds are received or realized by the Surviving Corporation after the Effective Time;

     (e) any settlement of, or judgments paid based on, any Litigation pending on or prior to the Effective Time in excess of the aggregate amount stated on
Schedule 9.1;

     (f)  any  third-party   Environmental  Claim  relating  to  any  properties
currently or previously owned or operated by the Company or any Subsidiary, in excess of the applicable reserve amounts (if any) stated on Schedule 9.1;

     (g) any indemnification claims made under the Jacobs Purchase Agreement that are not fully satisfied by the Jacobs Escrow;

     (h) any Special Contract not being renewed on or before March 15, 2002 for a full one-year renewal term, on terms and conditions that are no less advantageous to the Company than the terms and conditions of the Special Contracts, as in effect on the date of this Agreement (the Loss for each such Special Contract not so renewed shall be the Special Contract Amount);

     (i) any Excess Expense Amount; and

     (j) any Cash Shortfall Amount.

     9.2 Indemnification by Acquiror. From and after Closing, the Company (as the Surviving Corporation and successor to Acquisition) shall indemnify and hold harmless the Company's shareholders from and against any and all Losses arising out of or resulting from:

     (a) any representations and warranties made by Acquiror or Acquisition in this Agreement not being true and accurate as of the Effective Time or when required by this Agreement to be true and accurate; and

     (b) any failure by Acquiror or Acquisition to perform any of their respective covenants, agreements, or obligations in this Agreement required or contemplated to be performed at or prior to the Effective Time.

     9.3 Procedure for Indemnified Third Party Claim. Promptly after receipt by a party entitled to indemnification hereunder (the "Indemnitee") of written

50

notice of the assertion or the commencement of any Litigation with respect to any matter referred to in Sections 9.1 or 9.2, the Indemnitee shall give written notice thereof to the Special Purpose Representative Committee, if the Indemnitee is any Person entitled to indemnification under Section 9.1, or Acquiror, if the Indemnitee is any Person entitled to indemnification under
Section 9.2 (in either case, the "Indemnitor"), and thereafter shall keep the Indemnitor reasonably informed with respect thereto; provided, however, that failure of the Indemnitee to give the Indemnitor notice as provided herein shall not relieve the Indemnitor of its obligations hereunder except to the extent that the Indemnitor is prejudiced thereby. In case any Litigation shall be commenced against any Indemnitee by a third party, the Indemnitor shall be entitled to participate in such Litigation and, at its option, assume the defense thereof with counsel reasonably satisfactory to the Indemnitee, at the Indemnitor's sole expense; provided, however, that the Indemnitor shall not have the right to assume the defense of any Litigation if (i) the Indemnitee shall have one or more legal or equitable defenses available to it which are different from or in addition to those available to the Indemnitor, and, in the reasonable opinion of the Indemnitee, counsel for the Indemnitor could not adequately represent the interests of the Indemnitee because such interests could be in conflict with those of the Indemnitor, (ii) such Litigation is reasonably likely to have material adverse effect on any other matter beyond the scope or limits of the indemnification obligation of the Indemnitor, or (iii) the Indemnitor shall not have assumed the defense of the Litigation in a timely fashion (but in any event within thirty days of notice of such Litigation). If the Indemnitor shall assume the defense of any Litigation, the Indemnitee shall be entitled to participate in any Litigation at its expense, and the Indemnitor shall not settle such Litigation unless the settlement shall include as an unconditional term thereof the giving by the claimant or the plaintiff of a full and unconditional release of the Indemnitee, from all liability with respect to the matters that are subject to such Litigation, or otherwise shall have been approved reasonably by the Indemnitee.

     9.4 Survival; Time for Making Claims. Notwithstanding any investigation made by or on behalf of Acquiror, the representations and warranties in this Agreement shall survive Closing. However, notwithstanding any other provision of this Agreement, no party shall have any liability under Sections 9.1 or 9.2 unless a claim for Losses for which indemnification is sought thereunder is asserted by the party seeking indemnification thereunder by written notice to the party from whom indemnification is sought on or before September 15, 2004, except with respect to claims under Section 9.1(d) relating to Net R&E Tax Credit Proceeds from year 2001, for which such notice shall be given on or before September 15, 2005.

     9.5 Other Indemnification. The provision of Section 9.3 shall be applicable to any claim for indemnification made under any other provision of this Agreement, and all references in Section 9.3 to Sections 9.1 and 9.2 shall be deemed to be references to such other provisions.

     9.6 Limitations on Indemnification.

     (a) The amount of any claim for indemnification of Losses by an Indemnitee shall be reduced by the amount of any insurance proceeds and tax benefit that such Indemnitee actually receives in respect of or as a result of such claim or the facts or circumstances relating thereto.

51

     (b) Notwithstanding any other provision of this Agreement or of any applicable Legal Requirement, the Surviving Corporation shall not be entitled to indemnification, under Section 9.1(a), (b), (c) and (e), and Acquiror have no liability under Section 9.2, with respect to any individual Loss unless and until such individual Loss exceeds $15,000 (the entire amount of such Loss, a "Qualified Loss") and then only to the extent the aggregate of all Qualified Losses equals or exceeds $250,000 (the "Basket"); provided, however, that claims under (i) those sections in respect of any representations and warranties in Sections 4.1, 4.2, 4.3 or 4.4, or Sections 5.1, 5.2 or 5.3 and (ii) Section 9.1(c), with respect to a matter described in the parenthetical portion of that Section, shall not be subject to the Basket. Amounts payable pursuant to Sections 9.1 or 9.2 shall be payable by the Indemnitor as incurred by the Indemnitee, and shall bear interest at the rate earned by such amount under the relevant escrow (the Jacobs Escrow, prior to disbursement of such amount from the Jacobs Escrow, and the Secondary Escrow, after disbursement of such amount from the Jacobs Escrow) from the date the Losses for which indemnification is sought were incurred by the Indemnitee until the date of payment of indemnification by the Indemnitor.

     (c) Acquiror and the Special Purpose Representative Committee shall cooperate with each other with respect to resolving any claim or liability with respect to which one party is obligated to indemnify the other party hereunder, including by making commercially reasonable efforts to mitigate or resolve any such claim or liability. Acquiror and the Special Purpose Representative Committee each shall provide the other, upon the reasonable request of the other, with all non-privileged, relevant information requested in connection with any functions to be performed by the requesting party.

     9.7 Escrows.

     (a) Notwithstanding any other provision of this Agreement, the sole and exclusive source for indemnification under this Agreement shall be funds deposited in the Secondary Escrow as provided below, including all earnings thereon.

     (b) Upon receipt of (i) any Net R&E Tax Credit Proceeds and (ii) any Jacobs Escrow Funds, the Surviving Corporation shall deposit such proceeds with the Escrow Agent under the Secondary Escrow.

     (c) Notwithstanding any other provisions in this Article 9: (i) if any Special Contract is not renewed on or before March 15, 2002 in accordance with
Section 9.1(h) and Acquiror makes a claim for disbursement of the Special Contract Amount for such Special Contract in accordance with this Article 9, then Acquiror shall be entitled to receive from the funds in Secondary Escrow an amount equal to the Special Contract Amount for such Special Contract as and when such funds become available; (ii) if any Special Contract is renewed after disbursement of the Special Contract Amount but prior to June 14, 2002, then Acquiror shall deposit an amount equal to the Special Contract Amount into the Secondary Escrow; and (iii) if any Special Contract is not renewed in accordance with Section 9.1(h) by March 15, 2002 but is so renewed prior to June 14, 2002 and prior to disbursement of the Special Contract Amount in accordance with this
Article 9, then Acquiror shall not be entitled to indemnification with respect to such Special Contract as provided in Section 9.1(h).

52

     (d) On September 16, 2004, Acquiror and the Special Purpose Representative Committee jointly shall direct the Escrow Agent under the Secondary Escrow to disburse in a single lump sum, as directed by the Special Purpose Representative Committee, for the Pro Rata benefit of the Holders, all of the funds in the Secondary Escrow, if any, that are not subject to unresolved indemnification claims under Section 9.1, except the sum of (i) an amount equal to the Net R&E Tax Credit Proceeds from year 2001, if any, plus interest thereon from the date of deposit thereof in the Secondary Escrow plus (ii) amounts which are subject to unresolved claims, which amounts shall continue to be held in the Secondary Escrow in accordance with the terms thereof until resolved. On September 16, 2005 Acquiror and the Special Purpose Representative Committee jointly shall instruct the Escrow Agent to disburse, in a single lump sum, as directed by the Special Purpose Representative Committee for the Pro Rata benefit of the Holders all amounts in the Secondary Escrow except amounts which are subject to unresolved claims, which amounts shall continue to be held in the Secondary Escrow in accordance with the terms thereof until resolved. Any amounts subsequently disbursed from the Secondary Escrow, other than amounts disbursed to Acquiror or the Surviving Corporation in satisfaction of indemnification claims under Section 9.1, shall be disbursed to the Special Purpose Representative Committee or an agent for the Special Purpose Representative Committee, for the Pro Rata benefit of the Holders.

     (e) All  amounts  required  by  Section  9.7(d)  to be paid to the  Special
Purpose   Representative   Committee  or  an  agent  for  the  Special   Purpose
Representative Committee constitute "Net Escrow Proceeds."

     (f) Acquiror shall be entitled to pursue indemnification under this Agreement by submitting to the Escrow Agent, with a copy to the Special Purpose Representative Committee, a claim for a disbursement from the Secondary Escrow in the amount of such Losses. In the absence of material error in Acquiror's claim, the Special Purpose Representative Committee shall not be entitled to dispute any claim for indemnification under Sections 9.1(h), (i) and (j) of this Agreement, and the Special Purpose Representative Committee shall take all reasonable steps to ensure that such payments are made promptly.

     9.8 Interest. Any party entitled to indemnification under this Article 9 shall be entitled to interest on all indemnified Losses at the rate earned by such amount under the relevant escrow (the Jacobs Escrow, prior to disbursement of such amount from the Jacobs Escrow, and the Secondary Escrow, after disbursement of such amount from the Jacobs Escrow) from the date such Losses are incurred, except that Acquiror shall be entitled to interest with respect to indemnification claims made under Sections 9.1(h), (i) and (j) from the Closing Date.

     9.9 No Contribution From Company. No shareholder of the Company or other Person shall have any rights to seek or obtain indemnification or contribution from the Company or any Subsidiary of the Company for Losses indemnified pursuant to Section 9.1 as a result of any breach of any representation, warranty or covenant contained in this Agreement.

53

                                    ARTICLE X

                         TERMINATION; AMENDMENT; WAIVER

     10.1 Termination. This Agreement may be terminated and the Merger contemplated hereby may be abandoned at any time prior to the Effective Time by written notice, notwithstanding approval thereof by the shareholders of the
Company:

     (a) by mutual written consent duly authorized by the Board of Directors of Acquiror and the Board;

     (b) by either Acquiror or the Company:

     (i) if a Governmental Authority shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, which order, decree, ruling or other action is final and nonappealable; provided, that the party seeking to terminate this Agreement shall have used its reasonable efforts to remove, lift, vacate or reverse such order, decree or ruling; or

     (ii) upon written notice to the other if any of the conditions to its obligations set forth in Article 8 shall not have been satisfied on or before February 15, 2002, for any reason other than a material breach or default by such party of any of its respective covenants or obligations hereunder, or any of its representations or warranties herein not being true and accurate in all material respects when made or when otherwise required by this Agreement to be true and accurate in all material respects; or

     (c) by Acquiror if:

     (i) the Board or any committee thereof shall have (A) withdrawn or modified (including but not limited to by amendment of or supplement to the Proxy Statement) or publicly proposed to withdraw or modify in a manner adverse to Acquiror or Acquisition its approval or recommendation of this Agreement or the Merger; or (B) failed to reaffirm publicly and unconditionally its recommendation to the Company's shareholders to approve and adopt this Agreement and the transactions contemplated hereby, including the Merger, which public affirmation must be made within five business days after Acquiror's written request to do so; or

     (ii) the Company is in material breach or default of any of its covenants, obligations, representations or warranties in this Agreement (without giving effect to any limitation as to materiality in such representations and warranties); provided that if such breach is curable through the exercise of the Company's commercially reasonable efforts, Acquiror may not terminate this Agreement under this Section 10.1(c)(ii) unless such breach is not cured on or prior to the date that is twenty days after written notice of such breach is given by Acquiror to the Company; or

     (iii) Acquiror and Acquisition have not obtained all necessary financing for consummation of the Merger, on the terms and conditions stated in the Commitment; provided, that Acquiror may not exercise its right to terminate this Agreement pursuant to this Section 10.1(c)(iii) unless Acquiror pays upon termination to the Company a termination fee of $750,000 (the "Termination Fee"), in immediately available funds by wire transfer to an account designated by the Company; provided, however that Acquiror may exercise its right to terminate this Agreement pursuant to this Section 10.1(c)(iii) without paying the Termination Fee if either of the following occurs: (A) any banking moratorium declared by New York, Texas or United States authorities, any material adverse change after November 14, 2001 in the market for syndicated facilities similar in nature to the credit facilities of Acquiror or any material disruption of, or material adverse change in, financial, banking or capital markets generally, in each case as determined in writing by BNP Paribas in its sole discretion, or (B) a Material Adverse Effect (as defined in this Agreement); or

54

     (d) by the Company, if:

     (i) Acquiror or Acquisition is in material breach or default of any of its covenants, obligations, representations or warranties in this Agreement (without giving effect to any limitation as to materiality in such representations and warranties); provided that if such breach is curable through exercise of Acquiror's or Acquisition's commercially reasonable efforts, the Company may not terminate this Agreement under this Section 10.1(d)(i) unless such breach is not cured on or prior to the date that is twenty days after written notice of such breach is given by the Company to Acquiror; or

     (ii) the Company receives a bona fide offer, written or oral, made by a third party to acquire, directly or indirectly, including pursuant to an exchange offer, merger, consolidation, business combination, recapitalization, liquidation, dissolution, or similar transaction more than 50% of the total outstanding Company Shares or substantially all of the assets of the Company, which offer is otherwise on terms which the Board reasonably determines, in good faith, after taking into account the advice of its outside legal counsel, to be reasonably likely to be completed (taking into account all material legal, financial, regulatory and other aspects of the proposal and the Person making such proposal) and more favorable to the Company's shareholders from a financial point of view than this Agreement, and for which financing, to the extent required, is the committed or which, in the good faith judgment of the Board, is as likely to be obtained by such third party as is the financing of Acquiror pursuant to the Commitment; provided, that the Company may not exercise its right to terminate this Agreement pursuant to this Section 10.1(d)(ii) unless the Company pays upon termination to Acquiror a termination fee of $2,500,000 plus all out-of-pocket costs and expenses incurred by Acquiror in connection with the Merger, including, without limitation, all legal, actuarial, banking, accounting and other fees and expenses, such costs and expenses not to exceed $500,000, in immediately available funds by wire transfer to an account designated by Acquiror; or

     (iii) pursuant to Section 7.16.

     10.2 Notice of Termination; Effect of Termination.

     (a) Any termination of this Agreement under Section 10.1 above shall be effective immediately upon the delivery of written notice by the terminating party to the other parties hereto.

55

     (b) In the  event of the  termination  of this  Agreement  as  provided  in
Section 10.1, this Agreement shall be of no further force or effect, except (i) as set forth in Section 7.3, this Section 10.2 and Article XI, each of which shall survive the termination of this Agreement, and (ii) nothing herein shall relieve any party from liability for any breach of this Agreement.

                                   ARTICLE XI

                                  MISCELLANEOUS

     11.1 Amendment. This Agreement may be amended by action taken by the Company, Acquiror and Acquisition at any time before or after adoption of the Merger by the shareholders of the Company; provided, however, that, after any such approval by the shareholders of the Company, no amendment shall be made that is not otherwise permitted pursuant to the GBCC. This Agreement may not be amended except by an instrument in writing signed on behalf of the parties hereto.

     11.2 Expenses. Except as otherwise set forth in this Agreement, all fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs and expenses.

     11.3 Waiver. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party hereto, shall be deemed to constitute a waiver by the party taking the action of compliance with any representation, warranty, covenant or agreement contained herein. The waiver by any party hereto of any condition or of a breach of another provision of this Agreement shall not operate or be construed as a waiver or any other condition or subsequent breach. The waiver by any party of any of the conditions precedent to its obligations under this Agreement shall not preclude it from seeking redress for breach of this Agreement other than with respect to the condition so waived.

     11.4 Validity. The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, each of which shall remain in full force and effect.

     11.5 Arbitration.


     (a) Any dispute,  controversy  or  difference  between or among the parties
(such parties being referred to individually as a "Disputing Party," and, together, as the "Disputing Parties") arising out of this Agreement or the transactions contemplated hereby, including without limitation any dispute between an Indemnitee and any Indemnitor under Article 9, which the parties are unable to resolve themselves shall be submitted to and resolved by arbitration in accordance with the rules of the American Arbitration Association (the "AAA") as herein provided. Any such arbitration shall be conducted by a single arbitrator who (i) shall be qualified as an arbitrator under the standards of the AAA and who shall have been engaged in the private practice of law for not less than fifteen years immediately prior to appointment as arbitrator pursuant to this Agreement, (ii) is, in any such case, not affiliated with any party in interest to arbitration, and (iii) who has substantial professional experience with regard to corporate legal matters. If the Disputing Parties cannot agree on an appropriate arbitrator within thirty days of a request for arbitration by a Disputing Party, the AAA shall designate an appropriate arbitrator.

56

     (b) The arbitrator shall consider the dispute at issue in Washington, D.C. or another location in the United States acceptable to the parties, at a mutually agreed upon time within 120 days (or such other period as may be acceptable to the Disputing Parties or as directed by the arbitrator) of the designation of the arbitrator. The arbitration proceeding shall be held in accordance with the rules for commercial arbitration of the AAA in effect on the date of the initial request by the Disputing Party that gave rise to the dispute to be arbitrated. Notwithstanding the foregoing, the Disputing Parties shall agree that they will attempt, and they intend that they and the arbitrator should use commercially reasonable efforts in that attempt, to conclude the arbitration proceeding and have a final decision from the arbitrator within 120 days from the date of selection of the arbitrator; provided, however, that the arbitrator shall be entitled to extend such 120 day period. Each Disputing Party to such arbitration agrees that any award of the arbitrator shall be final, conclusive and binding and that they will not contest any action by any other party thereto in accordance with an award of the arbitrator; provided, however, that any party may appeal based on statutory grounds. It is specifically understood and agreed that any party may enforce any award rendered pursuant to the arbitration provisions of this Section 11.5 by bringing suit in any court of competent jurisdiction.

     (c) All costs and expenses attributable to the arbitrator shall be allocated among the parties to the arbitration in such manner as the arbitrator shall determine to be appropriate under the circumstances.

     11.6 Directors and Officers Insurance. Acquiror shall take, at its expense, such steps as are necessary to provide officers' and directors' liability insurance continuing to insure all Persons now insured by the Company's current officers' and directors' liability insurance for three years after the Closing on terms at least as favorable as the coverage and amounts provided by the Company's current policy, and provide a certificate of such coverage to the Special Purpose Representative Committee at Closing and thereafter upon its reasonable request.

     11.7 Entire Agreement; Assignment. This Agreement (including the documents, schedules and instruments referred to herein) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and thereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. This Agreement shall not be assigned by operation of law or otherwise and any attempted assignment of this Agreement in violation of this sentence shall be void; provided, however, that Acquiror may assign its rights and Acquisition may assign its rights, interest and obligation to any wholly-owned subsidiary of Acquiror without the consent of the Company provided that no such assignment shall relieve Acquiror of any liability for any breach by such assignee.

     11.8 Payment of Company Transaction Expenses. At Closing, the Company shall deliver to Acquiror a statement certifying the Company Transaction Expenses to be paid immediately after Closing and any amounts paid prior to Closing. All amounts paid prior to Closing shall be deemed to be cash equivalents of the Company as of the Effective Time for purposes of calculating the Company Closing Cash. All unpaid Company Transaction Expenses shall be paid by the Surviving Corporation immediately after Closing.

57

     11.9 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by overnight courier, or by registered or certified mail (postage prepaid, return receipt requested) or confirmed facsimile transmission to the respective parties as follows:

If to Acquiror or Acquisition:

         MACTEC, Inc.
         1627 Cole Boulevard
         Golden, Colorado 80401
         Attention: J. Michael Zika
         Fax: (303) 273-5036
         Email: jmzika@mactec.com

with a copy to

         Morrison & Foerster LLP
         370 Seventeenth Street, Suite 5200
         Denver, Colorado 80202
         Attention:  Bruce D. Stocks
         Fax:  (303) 592-1510
         Email: bstocks@mofo.com

If to the Company:

         Law Companies Group, Inc.
         1105 Sanctuary Parkway, Suite 300
         Alpharetta, Georgia 30004
         Attention: Bruce C. Coles
         Fax:  (770) 360-0620
         Email: bcoles@lawco.com

with a copy to

         Long Aldridge & Norman LLP
         303 Peachtree Street, Suite 5300
         Atlanta, Georgia 30308
         Attention:  F.T. Davis, Jr.
         Fax:  (404) 527-4198
         Email: ftd@lanlaw.com

58

If to the Special Purpose Representative Committee:

         John Y. Williams
         Equity South
         1790 The Lenox Building
         3399 Peachtree Road
         Atlanta, Georgia 30326
         Fax:  404.261.1578
         Email:  jyw@equity-south.com

     or to such other address as the Person to whom notice is given may have previously furnished to the other in writing in the manner set forth above (provided, that notice of any change of address shall be effective only upon receipt thereof).

     11.10 Schedules. The Schedules referred to throughout this Agreement are in the disclosure letter dated as of the date hereof from the Company to Acquiror and Acquisition (the "Disclosure Letter"). The Disclosure Letter is incorporated herein by reference.

     11.11 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

     11.12 Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. When reference is made in this Agreement to a Section or Article, such reference shall be to a Section or Article of this Agreement, unless otherwise indicated. Whenever the words "include," "includes," or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The words "herein," "hereby," "hereof," "hereto," "hereunder" and words of similar import refer to this Agreement.

     11.13 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

     11.14 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

     11.15 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in fall force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Legal Requirements in an acceptable manner to the end that the transactions contemplated hereby, subject to the terms and conditions hereof, are fulfilled to the fullest extent possible.

59

     11.16 Attorneys Fees. In the event of any dispute hereunder, the prevailing party shall be entitled to the recovery of reasonable attorneys fees.

     11.17 Waiver of Jury Trial. Each of Acquiror, Acquisition and the Company hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement, the transactions contemplated hereby or the actions of such parties in the negotiation, administration, performance and enforcement hereof.

     IN WITNESS WHEREOF, each of the parties signed below has caused this Agreement to be executed on its behalf by its officer thereunto duly authorized the day and year first above written.

                                 MACTEC, INC.,
                                 a Colorado corporation

                                 By:     /s/ Scott E. State
                                         ------------------
                                 Name:   Scott E. State
                                 Title:  Chairman & CEO


                                 HAWK ACQUISITION CORPORATION,
                                 a Georgia corporation


                                 By:     /s/ Scott E. State
                                         ------------------
                                 Name:   Scott E. State
                                 Title:  President


                                 LAW COMPANIES GROUP, INC.,
                                 a Georgia corporation

                                 By:     /s/ Bruce C. Coles
                                         ------------------
                                 Name:   Bruce C. Coles
                                 Title:  Chairman, President and CEO

                                  Exhibit 2.11

                           SECONDARY ESCROW AGREEMENT

                                  Exhibit 2.12

                                VOTING AGREEMENT

                                                                   APPENDIX B














                                   opinion of
                            deutsche BanC alex. brown

                                November 20, 2001

Board of Directors
Law Companies Group, Inc.
1105 Sanctuary Parkway, Suite 300
Alpharetta, Georgia 30004


Gentlemen:


     Deutsche Banc Alex. Brown Inc. ("Deutsche Bank") has acted as financial advisor to Law Companies Group, Inc., a Georgia corporation, f/k/a LawGibb Group, Inc. (the "Company") in connection with the proposed acquisition of the Company by MACTEC, Inc., a Colorado corporation ("Acquiror") pursuant to the Agreement and Plan of Merger, dated as of November 20, 2001, among the Acquiror, Hawk Acquisition Corporation, an indirect wholly owned subsidiary of the Acquiror ("Acquisition") and the Company (the "Merger Agreement"), which provides, among other things, for the merger of Acquisition with and into the Company (the "Transaction"), as a result of which the Company will become an indirect wholly owned subsidiary of Acquiror. As set forth more fully in the Merger Agreement, as a result of the Transaction, each share of the common stock, par value $1.00 per share, of the Company ("Company Common Stock") issued and outstanding and each share of the cumulative convertible redeemable preferred stock, no par value per share, of the Company ("Company Preferred Stock" together with the Company Common Stock, the "Company Shares") issued and outstanding, other than the Dissenting Shares (as defined in the Merger Agreement), will be converted into the right to receive $23.50 in cash (the "Closing Cash Consideration"). The holders of Covered Company Options (as defined in the Merger Agreement) will receive in respect of each Company Share for which a Covered Company Option (other than a Rolled Company Option or a Williams Warrant (as such terms are defined in the Merger Agreement)) is exercisable, the Closing Cash Consideration minus the exercise price or strike price for such Company Share. In addition, holders of Company Shares and Covered Company Options may receive certain deferred and contingent cash payments, as described in the Merger Agreement (the "Contingent Consideration"). The terms and conditions of the Transaction are more fully set forth in the Merger Agreement.


     You have requested Deutsche Bank's opinion, as investment bankers, as to the fairness of the Closing Cash Consideration, from a financial point of view, to the holders of the Company Shares.


     In connection with Deutsche Bank's role as financial advisor to the Company, and in arriving at its opinion, Deutsche Bank has reviewed certain publicly available financial and other information concerning the Company and certain internal analyses and other information furnished to it by the Company. Deutsche Bank has also held discussions with members of the senior management of the Company regarding the business and prospects of the Company. In addition, Deutsche Bank has (i) compared certain financial information for the Company with similar information for certain other companies, (ii) reviewed the financial terms of certain recent business combinations which it deemed comparable in whole or in part, (iii) reviewed the terms of the Merger
Agreement, the Voting Agreement and the Secondary Escrow Agreement and (iv) performed such other studies and analyses and considered such other factors as it deemed appropriate.


     Deutsche Bank has not assumed responsibility for independent verification of, and has not independently verified, any information, whether publicly available or furnished to it, concerning the Company, including, without limitation, any financial information, forecasts or projections considered in connection with the rendering of its opinion. Accordingly, for purposes of its opinion, Deutsche Bank has assumed and relied upon the accuracy and completeness of all such information and Deutsche Bank has not conducted a physical inspection of any of the properties or assets, and has not prepared or obtained any independent evaluation or appraisal of any of the assets or liabilities, of the Company. With respect to the financial forecasts and projections made available to Deutsche Bank and used in its analyses, Deutsche Bank has assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company. In rendering its opinion, Deutsche Bank expresses no view as to the reasonableness of such forecasts and projections or the assumptions on which they are based. We express no opinion as to the amount, if any, of any Contingent Consideration that may be paid to the holders of the Company Shares. Deutsche Bank's opinion is necessarily based upon economic, market and other conditions as in effect on, and the information made available to it as of, the date hereof.


     For purposes of rendering its opinion, Deutsche Bank has assumed that, in all respects material to its analysis, the representations and warranties of the Acquiror, Acquisition and the Company contained in the Merger Agreement are true and correct, the Acquiror, Acquisition and the Company will each perform all of the covenants and agreements to be performed by it under the Merger Agreement and all conditions to the obligations of each of the Acquiror, Acquisition and the Company to consummate the Transaction will be satisfied without any waiver thereof. Deutsche Bank has also assumed that all material governmental, regulatory or other approvals and consents required in connection with the consummation of the Transaction will be obtained.


     This opinion is addressed to, and for the use and benefit of, the Board of Directors of the Company and is not a recommendation to the shareholders of the Company to approve the Transaction. This opinion is limited to the fairness of the Closing Cash Consideration, from a financial point of view, to the holders of the Company Shares, and Deutsche Bank expresses no opinion as to the merits of the underlying decision by the Company to engage in the Transaction.


     Deutsche Bank will be paid a fee for its services as financial advisor to the Company in connection with the Transaction, a portion of which is contingent upon consummation of the Transaction. Deutsche Bank is an affiliate of Deutsche Bank AG (together with its affiliates, the "DB Group"). One or more members of the DB Group have, from time to time, provided investment banking services to the Company or its affiliates for which it has received compensation.


     Based upon and subject to the foregoing, it is Deutsche Bank's opinion as investment bankers that, as of the date hereof, the Closing Cash Consideration (without regard to whether any Contingent Consideration is received) is fair, from a financial point of view, to the holders of the Company Shares.


                                             Very truly yours,



                                             DEUTSCHE BANC ALEX. BROWN INC.

                                                                  APPENDIX C













                                ARTICLE 13 OF THE
                        GEORGIA BUSINESS CORPORATION CODE
                              RELATING TO RIGHTS OF
                             DISSENTING SHAREHOLDERS

                                 CODE OF GEORGIA
                TITLE 14. CORPORATIONS, PARTNERSHIPS, AND ASSOCIATIONS
                          CHAPTER 2. BUSINESS CORPORATIONS
                           ARTICLE 13. DISSENTERS' RIGHTS
                PART 1. RIGHT TO DISSENT AND OBTAIN PAYMENT FOR SHARES


                      Current through 2001 General Assembly

14-2-1301  Definitions.


     As used in this article, the term:


     (1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.


     (2) "Corporate action" means the transaction or other action by the corporation that creates dissenters' rights under Code Section 14-2-1302.


     (3) "Corporation" means the issuer of shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.


     (4) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Code Section 14-2-1302 and who exercises that right when and in the manner required by Code Sections 14-2-1320 through 14- 2-1327.


     (5) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.


     (6) "Interest" means interest from the effective date of the corporate action until the date of payment, at a rate that is fair and equitable under all the circumstances.


     (7) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.


     (8)   "Shareholder"   means  the  record   shareholder  or  the  beneficial
shareholder.


     (Code 1981, s 14-2-1301, enacted by Ga. L. 1988, p. 1070, s 1; Ga. L. 1993,
p. 1231, s 16.)


     14-2-1302 Right to dissent.


     (a) A record shareholder of the corporation is entitled to dissent from, and obtain payment of the fair value of his shares in the event of, any of the following corporate actions:


     (1) Consummation of a plan of merger to which the corporation is a party:


     (A) If approval of the shareholders of the corporation is required for the merger by Code Section 14-2-1103 or 14-2-1104 or the articles of incorporation and the shareholder is entitled to vote on the merger; or

     (B) If the corporation is a subsidiary that is merged with its parent under Code Section 14-2-1104;


     (2) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;


     (3) Consummation of a sale or exchange of all or substantially all of the property of the corporation if a shareholder vote is required on the sale or exchange pursuant to Code Section 14-2-1202, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale;


     (4) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:


     (A) Alters or abolishes a preferential right of the shares;


     (B)  Creates,  alters,  or  abolishes  a right in  respect  of  redemption,
including  a  provision   respecting  a  sinking  fund  for  the  redemption  or
repurchase, of the shares;


     (C) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;


     (D) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights;


     (E) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under Code
Section 14-2-604; or


     (F) Cancels, redeems, or repurchases all or part of the shares of the class; or


     (5) Any corporate action taken pursuant to a shareholder vote to the extent that Article 9 of this chapter, the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.


     (b) A shareholder entitled to dissent and obtain payment for his shares under this article may not challenge the corporate action creating his entitlement unless the corporate action fails to comply with procedural requirements of this chapter or the articles of incorporation or bylaws of the corporation or the vote required to obtain approval of the corporate action was obtained by fraudulent and deceptive means, regardless of whether the shareholder has exercised dissenter's rights.


     (c) Notwithstanding any other provision of this article, there shall be no right of dissent in favor of the holder of shares of any class or series which, at the record date fixed to determine the shareholders entitled to receive notice of and to vote at a meeting at which a plan of merger or share exchange or a sale or exchange of property or an amendment of the articles of incorporation is to be acted on, were either listed on a national securities exchange or held of record by more than 2,000 shareholders, unless:


     (1) In the case of a plan of merger or share exchange, the holders of shares of the class or series are required under the plan of merger or share exchange to accept for their shares anything except shares of the surviving corporation or another publicly held corporation which at the effective date of the merger or share exchange are either listed on a national securities exchange or held of record by more than 2,000 shareholders, except for scrip or cash payments in lieu of fractional shares; or

     (2) The articles of incorporation or a resolution of the board of directors approving the transaction provides otherwise.


     14-2-1303 Dissent by nominees and beneficial owners.


     A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one beneficial shareholder and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this Code section are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.


     14-2-1320 Notice of dissenters' rights.


     (a) If proposed  corporate  action creating  dissenters'  rights under Code
Section 14-2-1302 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this article and be accompanied by a copy of this article.


     (b) If corporate action creating dissenters' rights under Code Section 14-2-1302 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in Code Section 14-2-1322 no later than ten days after the corporate action was taken.


     14-2-1321 Notice of intent to demand payment.


     (a) If proposed  corporate  action creating  dissenters'  rights under Code
Section 14-2-1302 is submitted to a vote at a shareholders' meeting, a record shareholder who wishes to assert dissenters' rights:


     (1) Must deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated; and


     (2) Must not vote his shares in favor of the proposed action.


     (b) A record shareholder who does not satisfy the requirements of subsection (a) of this Code section is not entitled to payment for his shares under this article.


     14-2-1322 Dissenters' notice.


     (a) If proposed  corporate  action creating  dissenters'  rights under Code
Section 14-2-1302 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of Code Section 14-2-1321.


     (b) The dissenters' notice must be sent no later than ten days after the corporate action was taken and must:


     (1) State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

     (2) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

     (3) Set a date by which the corporation must receive the payment demand, which date may not be fewer than 30 nor more than 60 days after the date the notice required in subsection (a) of this Code section is delivered; and


     (4) Be accompanied by a copy of this article.


     14-2-1323 Duty to demand payment.


     (a) A  record  shareholder  sent a  dissenters'  notice  described  in Code
Section 14-2-1322 must demand payment and deposit his certificates in accordance with the terms of the notice.


     (b) A record shareholder who demands payment and deposits his shares under subsection (a) of this Code section retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.


     (c) A record shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this article.


     14-2-1324 Share restrictions.


     (a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under Code Section 14-2-1326.


     (b)  The  person  for  whom   dissenters'   rights  are   asserted   as  to
uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.


     14-2-1325 Offer of payment.


     (a) Except as provided in Code Section 14-2-1327, within ten days of the later of the date the proposed corporate action is taken or receipt of a payment demand, the corporation shall by notice to each dissenter who complied with Code
Section 14-2-1323 offer to pay to such dissenter the amount the corporation estimates to be the fair value of his or her shares, plus accrued interest.


     (b) The offer of payment must be accompanied by:


     (1) The corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;


     (2) A statement of the corporation's estimate of the fair value of the shares;


     (3) An explanation of how the interest was calculated;


     (4) A  statement  of the  dissenter's  right to demand  payment  under Code
Section 14-2-1327; and


     (5) A copy of this article.

     (c) If the shareholder accepts the corporation's offer by written notice to the corporation within 30 days after the corporation's offer or is deemed to have accepted such offer by failure to respond within said 30 days, payment for his or her shares shall be made within 60 days after the making of the offer or the taking of the proposed corporate action, whichever is later.


     14-2-1326 Failure to take action.


     (a) If the corporation does not take the proposed action within 60 days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.


     (b) If, after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under Code Section 14-2-1322 and repeat the payment demand procedure.


     14-2-1327 Procedure if shareholder dissatisfied with payment or offer.


     (a) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate of the fair value of his shares and interest due, if:


     (1) The dissenter believes that the amount offered under Code Section 14-2-1325 is less than the fair value of his shares or that the interest due is incorrectly calculated; or


     (2) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment.


     (b) A dissenter waives his or her right to demand payment under this Code section and is deemed to have accepted the corporation's offer unless he or she notifies the corporation of his or her demand in writing under subsection (a) of this Code section within 30 days after the corporation offered payment for his or her shares, as provided in Code Section 14-2-1325.


     (c) If the corporation does not offer payment within the time set forth in subsection (a) of Code Section 14-2-1325:


     (1) The shareholder may demand the  information  required under  subsection
(b) of Code Section 14-2-1325, and the corporation shall provide the information to the shareholder within ten days after receipt of a written demand for the information; and


     (2) The shareholder may at any time, subject to the limitations period of Code Section 14-2-1332, notify the corporation of his own estimate of the fair value of his shares and the amount of interest due and demand payment of his estimate of the fair value of his shares and interest due.


     14-2-1330 Court action.


     (a) If a demand for payment under Code Section 14-2-1327 remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60 day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     (b) The corporation shall commence the proceeding, which shall be a nonjury equitable valuation proceeding, in the superior court of the county where a corporation's registered office is located. If the surviving corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.


     (c) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in the proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint, and upon each nonresident dissenting shareholder either by registered or certified mail or statutory overnight delivery or by publication, or in any other manner permitted by law.


     (d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) of this Code section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them or in any amendment to it. Except as otherwise provided in this chapter, Chapter 11 of Title 9, known as the "Georgia Civil Practice Act," applies to any proceeding with respect to dissenters' rights under this chapter.


     (e) Each dissenter made a party to the proceeding is entitled to judgment for the amount which the court finds to be the fair value of his shares, plus interest to the date of judgment.


     14-2-1331 Court costs and counsel fees.


     (a) The court in an appraisal proceeding commenced under Code Section 14-2-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court, but not including fees and expenses of attorneys and experts for the respective parties. The court shall assess the costs against the corporation, except that the court may assess the costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Code Section 14-2-1327.


     (b) The court may also assess the fees and expenses of attorneys and experts for the respective parties, in amounts the court finds equitable:


     (1) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Code Sections 14-2-1320 through 14-2-1327; or


     (2) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.


     (c) If the court finds that the services of attorneys for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these attorneys reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.


     14-2-1332 Limitation of actions.

     No action by any dissenter to enforce dissenters' rights shall be brought more than three years after the corporate action was taken, regardless of whether notice of the corporate action and of the right to dissent was given by the corporation in compliance with the provisions of Code Section 14-2-1320 and Code Section 14-2-1322.

                         Law Companies Group, Inc.
                     1105 Sanctuary Parkway, Suite 300
                            Alpharetta, GA 30004

     THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Gerald J. Fogle and W. Charles Greer and each of them with power of substitution in each, as proxies to appear and vote, as designated below, all common and preferred stock of Law Companies Group, Inc. held of record by the undersigned on November 23, 2001, at the Special Meeting of Shareholders to be held on December __, 2001, and at all postponements and adjournments thereof. The Board of Directors recommends a vote FOR the proposed transaction.


                                                       FOR    AGAINST   ABSTAIN
                                                       ---    -------   -------

  Approval and Adoption of the Agreement and           [ ]      [ ]       [ ]
  Plan of Merger, Dated as of November 20, 2001, among MACTEC, Inc., Hawk Acquisition Corporation, and Law Companies Group, Inc. and the consummation of the transactions contemplated thereby.

     In their discretion, the proxies are authorized to vote upon such other business matters as properly may come before the Special Meeting and any postponements and adjournments thereof.

     INSTRUCTION: TO VOTE FOR THE TRANSACTION, CHECK THE BOX MARKED "FOR." TO VOTE AGAINST THE TRANSACTION, CHECK THE BOX MARKED "AGAINST." TO ABSTAIN, CHECK THE BOX MARKED "ABSTAIN." (OVER)


     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED. IF NO INDICATION IS MADE, IT WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED ON THIS CARD.

                           Dated this  ________ day of ____________, 2001.

                           _______________________________________________
                           Signature

                           _______________________________________________
                           Printed Name

                           _______________________________________________
                           Social Security Number

                           Please print, date and SIGN as name appears on proxy. When shares are held by joint tenants, both should print and sign. (When signing in a fiduciary or representative capacity, give full title as such.)

     PLEASE MARK, DATE AND SIGN THIS PROXY, INDICATING ANY CHANGE OF ADDRESS, AND RETURN IN THE ENCLOSED ENVELOPE ON OR BEFORE DECEMBER __, 2001 TO SHAREHOLDER RELATIONS, LAW COMPANIES GROUP, INC., 1105 SANCTUARY PARKWAY, SUITE 300, ALPHARETTA, GA 30004. YOU MAY ALSO FAX BOTH SIDES OF THIS CARD TO (770) 360-0760.

November __, 2001



Dear Plan Participant:

The Special Meeting of Shareholders for Law Companies Group, Inc. (the "Company") has been scheduled for December __, 2001. The Trustees of the Law Companies Group, Inc. 401(k) Savings Plan Trust (the "Trust") have responsibility for voting at the Special Meeting the shares of common stock of the Company ("Company Stock") held by the Trust. However, pursuant to the terms of the Trust, as a participant in the Law Companies Group, Inc. 401(k) Savings Plan (the "Plan"), you have the right to provide confidential instructions to us directing the manner in which the shares of Company Stock allocated to your account under the Plan shall be voted at the Special Meeting. If you do not provide us with instructions regarding how you wish such shares to be voted at the Annual Meeting, the Human Resources Committee of the Company's Board of Directors, as the Plan's Administrative Committee, will instruct us on how the shares of Company Stock allocated to your account under the Plan should be voted.

We have enclosed a Trustee Instruction Form (the blue card) which you should use to direct us as to the voting of the shares of Company Stock allocated to your account under the Plan on each of the issues described in the proxy materials. Please complete the Trustee Instruction Form and return it in the enclosed envelope addressed to Shareholder Relations at 1105 Sanctuary Parkway, Suite 300, Alpharetta, Georgia 30004 on or before December __, 2001. If you have any questions regarding the Trustee Instruction Form or the voting process, please contact Jon A. McCarthy at (770) 360-0671.

                                        Sincerely yours,



                                        ----------------------------------
                                        Robert B. Fooshee, Trustee



                                        ----------------------------------
                                        Jon A. McCarthy, Trustee



                                        ----------------------------------
                                        Michael W. Montgomery, Trustee



Enclosures

                        THE LAW COMPANIES GROUP, INC.
                          401(k) SAVINGS PLAN TRUST
                           TRUSTEE INSTRUCTION FORM


     Pursuant to the provisions of Section 4.3 (b) of the Law Companies Group, Inc. 401(k) Savings Plan Trust (the "Trust"), the undersigned Participant in The Law Companies Group, Inc. 401(k) Savings Plan (the "Plan") hereby directs the Trustees of the Trust to vote all common stock of Law Companies Group, Inc. allocated to the undersigned's account under the Plan at the Special Meeting of Shareholders to be held December __, 2001, and at all postponements and adjournments thereof, as follows:

                                                       FOR    AGAINST   ABSTAIN
                                                       ---    -------   -------

  Approval and Adoption of the Agreement and           [ ]      [ ]       [ ]
  Plan of Merger, Dated as of November 20, 2001, among MACTEC, Inc., Hawk Acquisition Corporation, and Law Companies Group, Inc. and the consummation of the transactions contemplated thereby.

     In their discretion, the proxies are authorized to vote upon such other business matters as properly may come before the Special Meeting and any postponements and adjournments thereof.

     INSTRUCTION: TO VOTE FOR THE TRANSACTION, CHECK THE BOX MARKED "FOR." TO VOTE AGAINST THE TRANSACTION, CHECK THE BOX MARKED "AGAINST." TO ABSTAIN, CHECK THE BOX MARKED "ABSTAIN." (OVER)



     Please sign and date this Trustee Form, complete the information below, and return in the enclosed envelope to Shareholder Relations, 1105 Sanctuary Parkway, Suite 300, Alpharetta, GA 30004, on or before December __, 2001. You may also fax both sides of this card to (770) 360-0760.



                           Dated this  ________ day of ____________, 2001.

                           _______________________________________________
                           Signature

                           _______________________________________________
                           Printed Name

                           _______________________________________________
                           Social Security Number